UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-04236

JPMorgan Trust II

(Exact name of registrant as specified in charter)

270 Park Avenue

New York, NY 10017

(Address of principal executive offices) (Zip code)

Frank J. Nasta

270 Park Avenue

New York, NY 10017

(Name and Address of Agent for Service)

Registrant’s telephone number, including area code: (800) 480-4111

Date of fiscal year end: October 31

Date of reporting period: November 1, 2010 through October 31, 2011

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).

Annual Report

J.P. Morgan International Equity Funds

October 31, 2011

JPMorgan Emerging Economies Fund

JPMorgan Emerging Markets Equity Fund

JPMorgan Global Equity Income Fund

JPMorgan Global Opportunities Fund

(formerly JPMorgan Global Focus Fund)

JPMorgan International Equity Fund

JPMorgan International Equity Index Fund

JPMorgan International Opportunities Fund

JPMorgan International Value Fund

JPMorgan Intrepid International Fund

Investments in a Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on conditions through the end of the reporting period and are subject to change without notice based on market and other conditions. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectus for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at (800) 480-4111 for a prospectus containing more complete information about a Fund including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

NOVEMBER 23, 2011 (Unaudited)

Dear Shareholder:

Early this year, the U.S. economy appeared to gain some momentum, and investors seemed to have greater confidence in the ability of the U.S. economy to recover from the devastating financial crisis of three years ago.

“Weaker global economic data, downgrades of both U.S-issued and European debt, and fears of escalating contagion caused U.S. equities to sell off in the summer.”

By June, however, investors’ confidence quickly waned. Weaker global economic data, downgrades of both U.S-issued and European debt, and fears of escalating contagion caused U.S. equities to sell off in the summer. In early August, each of the three major U.S. stock indices experienced its worst one-day performance since December 1, 2008.

Today, investors still appear to lack confidence in the ability of European governments to combat the region’s debt crisis. The continued uncertainty surrounding global economic growth has continued to dampen their appetite for risk, leading to heightened equity market volatility.

On a more positive note, however, recent economic data on auto sales, payroll employment, and manufacturing activity all appear to indicate that the U.S. has avoided a double dip recession — at least for now. That being said, as we look ahead into 2012, European debt concerns and soft economic data are likely to continue to impact our global markets.

European credit woes trigger equity downturn

Uncertainty surrounding the European debt crisis and concerns surrounding slowing economic growth helped trigger a sharp downturn in equities in the third quarter of 2011. This downturn was not enough to erase earlier gains, as the Standard & Poor’s 500 Index (“S&P 500 Index”) finished the 12-month period ended October 31, 2011 at a level of 1,253, an 8.1% increase from 12 months earlier.

Global stock indices followed a similar path, as early gains were reversed by growing anxiety over the European financial crisis and weakness in emerging market economies. As of the end of the 12-month reporting period, the MSCI EAFE (Europe, Australasia, and the Far East) Index (net of foreign withholding taxes) had returned -4.1%, while the MSCI EM (Emerging Markets) Index (net of foreign withholding taxes) had returned -7.7% for the same reporting period.

Anxiety over global crisis drives investors to safety

Weak economic growth and a worsening European debt crisis

boosted the fixed income market, as investors found retreat in ultra-safe U.S. Treasuries and high-quality corporate bonds. In this environment, the Barclays Capital U.S. Aggregate Bond Index returned 5.0%, the Barclays Capital High Yield Index returned 5.2%, while the Barclays Capital Emerging Markets Index returned 3.8% for the 12-month period ended October 31, 2011.

Amid sluggish economic data and continued euro zone debt concerns, U.S. Treasury securities maturing in 10 years or more soared in price, pushing yields to historic lows. At one point, 10-year U.S. Treasury yields dipped below 2%, the lowest level since the 1940s. The yields on the benchmark 10-year U.S. Treasury dropped from 2.6% 12 months ago to 2.2% as of October 31, 2011. Yields on the 30-year U.S. Treasury also declined, falling from 4.0% to 3.2% as of the end of the 12-month period, while the two-year note was unchanged at 0.3%.

Can policy initiatives provide a measure of relief?

Over the past several months, investors have grappled with U.S. and European political gridlock as well as sovereign debt issues that have provoked fears of escalating contagion in the European debt crisis. This situation remains an ongoing source of concern, and until further efforts are made to stabilize the crisis in that region, we believe investors should expect continued market volatility — particularly in the short run.

Looking forward, however, we believe U.S. stocks may be positioned to grow in 2012, particularly given current valuations and the prospects for growth in corporate earnings. However, this growth will depend on many factors, including policy initiatives, additional monetary stimulus, as well as other efforts to promote stability. Until this occurs, the uncertain climate appears to suggest the need for a balanced investment strategy — including a focus on risk management and a diversified approach to fixed income investing.

On behalf of everyone at J.P. Morgan Asset Management, I would like to wish you a very happy holiday season and a safe and healthy year. We look forward to continuing to support your investment goals in 2012 and beyond. Should you have any questions, please visit our website at www.jpmorganfunds.com, or contact the JPMorgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO-Investment Management Americas

J.P. Morgan Asset Management

OCTOBER 31, 2011	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	1

J.P. Morgan International Equity Funds

MARKET OVERVIEW

TWELVE MONTHS ENDED OCTOBER 31, 2011 (Unaudited)

Developed Markets

Strong corporate earnings and robust merger-and-acquisition activity encouraged investors and helped support stock prices during the first half of the reporting period. However, uncertainty surrounding global economic growth began to dampen investors’ appetite for risk in April 2011. This negative mood among investors worsened as the market seemed to lack confidence in the ability of European governments to combat the region’s debt crisis, stoking fear about economic contagion. Concerns about the downgrade of the long-term sovereign credit rating on the U.S. exacerbated this negative sentiment among investors. These factors helped trigger a sharp downturn in stock prices in the third quarter of 2011. Stocks rebounded in October 2011 as better-than-expected economic data caused investors to regain their appetite for risk. In the end, the Morgan Stanley Capital International (“MSCI”) Europe, Australasia, and Far East (“EAFE”) Index (net of foreign withholding taxes) returned -4.08% for the twelve months ended October 31, 2011.

Emerging Markets

Emerging market stocks underperformed stocks in developed markets as the MSCI Emerging Markets Index (net of foreign withholding taxes) returned -7.72% during the reporting period. Emerging market stocks were hurt by concerns that measures designed to combat inflation might stifle economic activity. In addition, financial and commodities stocks, a large part of the MSCI Emerging Markets Index, performed poorly during the reporting period, which placed further pressure on emerging markets stocks.

2	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2011

JPMorgan Emerging Economies Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2011 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	-8.65%
Morgan Stanley Capital International (“MSCI”) Emerging Markets Index (gross of foreign withholding taxes)	-7.44%
MSCI Emerging Markets Index (net of foreign withholding taxes)	-7.72%

Net Assets as of 10/31/2011 (In Thousands)	$346,233

INVESTMENT OBJECTIVE**

The JPMorgan Emerging Economies Fund (the “Fund”) seeks long-term capital growth.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Select Class Shares) underperformed the MSCI Emerging Markets Index (net of foreign withholding taxes) (the “Benchmark”) for the twelve months ended October 31, 2011. The Fund’s stock selection in the financials sector detracted from relative performance, while the Fund’s stock selection in the materials sector contributed to relative performance. During the reporting period, the Fund changed its primary benchmark from a version of the Benchmark that is gross of foreign withholding taxes on dividends reinvested to a version of the Benchmark that is net of foreign withholding taxes on dividends reinvested, which more accurately reflects the expenses that an investor investing in the securities included in the Benchmark would incur.

Individual detractors from relative performance included the Fund’s overweight positions versus the Benchmark in Chaoda Modern Agriculture Holdings Ltd., Commercial International Bank Egypt SAE and OGX Petroleo e Gas Participacoes S.A. Shares of Chinese food producer Chaoda Modern Agriculture Holdings Ltd. declined after the Hong Kong government announced a market misconduct lawsuit against the company. Shares of Commercial International Bank Egypt SAE declined on investors’ concerns surrounding the political instability in Egypt.

OGX Petroleo e Gas Participacoes S.A. is a Brazil-based company focused on oil and natural gas exploration and production in offshore sedimentary basins. The stock declined on investors’ concerns about its oil and gas reserve growth.

Individual contributors to the Fund’s relative performance included the Fund’s overweight positions versus the Benchmark in HTC Corp., Samsung Electronics Co., Ltd. and Honam Petrochemical Corp. Shares of HTC Corp., a Taiwanese provider of mobile handsets, gained on strong first-quarter sales, buoyed by rising demand for smartphones that use Google Inc.’s Android system and models that offer higher connection speeds. Shares of Samsung Electronics Co., Ltd. increased as the company benefited from its strong position in the DRAM and NAND computer chip markets and the rapidly growing tablet and smartphone market. Shares of Korean petrochemical maker Honam Petrochemical Corp. benefited from strong prices for petrochemicals, as a result of low supply due to shutdowns and reduced production capacity of industry competitors.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers used a combination of top-down and bottom-up research, rigorously researching companies to determine their underlying value and potential for future earnings growth. As a result of this process, the Fund’s largest overweight versus the Benchmark was in the information technology sector and the Fund’s largest underweight versus the Benchmark was in the materials sector.

OCTOBER 31, 2011	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	3

JPMorgan Emerging Economies Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2011 (Unaudited) (continued)

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Samsung Electronics Co., Ltd. (South Korea)	4.5%
2.	Vale S.A., ADR (Brazil)	3.5
3.	Taiwan Semiconductor Manufacturing Co., Ltd., ADR (Taiwan)	2.9
4.	China Construction Bank Corp., Class H (China)	2.2
5.	Hyundai Motor Co. (South Korea)	2.1
6.	Lukoil OAO, ADR (Russia)	2.0
7.	PetroChina Co., Ltd., Class H (China)	2.0
8.	Cia de Bebidas das Americas, ADR (Preferred Stock) (Brazil)	1.9
9.	Sasol Ltd. (South Africa)	1.8
10.	CNOOC Ltd. (China)	1.8

PORTFOLIO COMPOSITION BY COUNTRY***
Brazil	19.2%
China	17.5
South Korea	17.1
Taiwan	7.3
Russia	7.0
South Africa	5.7
India	4.8
Thailand	3.7
Hong Kong	3.2
Turkey	3.0
Mexico	1.2
Netherlands	1.1
Poland	1.1
United Arab Emirates	1.0
Others (each less than 1.0%)	3.5
Short-Term Investment	3.6

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total investments as of October 31, 2011. The Fund’s composition is subject to change.

4	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2011

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2011

	INCEPTION DATE OF CLASS	1 YEAR	3 YEAR	SINCE INCEPTION
CLASS A SHARES	2/28/08
Without Sales Charge		(8.93)%	23.67%	(2.82)%
With Sales Charge*		(13.71)	21.45	(4.23)
CLASS C SHARES	2/28/08
Without CDSC		(9.30)	23.10	(3.29)
With CDSC**		(10.30)	23.10	(3.29)
CLASS R5 SHARES	2/28/08	(8.45)	24.25	(2.37)
SELECT CLASS SHARES	2/28/08	(8.65)	24.00	(2.57)

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (2/28/08 TO 10/31/11)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on February 28, 2008.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Emerging Economies Fund, the MSCI Emerging Markets Index and the Lipper Emerging Markets Funds Index from February 28, 2008 to October 31, 2011. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the MSCI Emerging Markets Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark. The dividend is reinvested after deduction of withholding tax, applying the maximum rate to nonresident individual investors who do not benefit from double taxation treaties. The performance of the Lipper Emerging Markets Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The MSCI Emerging Markets Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of emerging markets. The Fund’s primary benchmark changed from the MSCI Emerging

Markets Index (gross of withholding taxes) to the MSCI Emerging Markets Index (net of withholding taxes) because the Advisor believes the net of withholding taxes version of the index more accurately represents the Fund’s performance. The Lipper Emerging Markets Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the United States can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the U.S. and other nations. The Fund is also subject to the additional risk of non-diversified “regional” fund investing.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

OCTOBER 31, 2011	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	5

JPMorgan Emerging Markets Equity Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2011 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Institutional Class Shares)*	-9.48%
Morgan Stanley Capital International (“MSCI”) Emerging Markets Index (gross of foreign withholding taxes)	-7.44%
MSCI Emerging Markets Index (net of foreign withholding taxes)	-7.72%

Net Assets as of 10/31/2011 (In Thousands)	$2,163,766

INVESTMENT OBJECTIVE**

The JPMorgan Emerging Markets Equity Fund (the “Fund”) seeks to provide high total return from a portfolio of equity securities from emerging markets issuers.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Institutional Class Shares) underperformed the MSCI Emerging Markets Index (net of foreign withholding taxes) (the “Benchmark”) for the twelve months ended October 31, 2011. The Fund’s stock selection in the energy sector and stock selection and overweight versus the Benchmark in the financials sector detracted from relative performance. The Fund’s stock selection and overweight versus the Benchmark in the consumer discretionary sector and stock selection and underweight versus the Benchmark in the materials sector contributed to relative performance. During the reporting period, the Fund changed its primary benchmark from a version of the Benchmark that is gross of foreign withholding taxes on dividends reinvested to a version of the Benchmark that is net of foreign withholding taxes on dividends reinvested, which more accurately reflects the expenses that an investor investing in the securities included in the Benchmark would incur.

Individual detractors from relative performance included the Fund’s overweight positions versus the Benchmark in Turkiye Garanti Bankasi A/S, China Merchants Bank Co., Ltd and NII Holdings. Shares of Turkiye Garanti Bankasi A/S, a Turkish bank, declined on investors’ concerns about Turkey’s growing trade deficit. Shares of China Merchants Bank Co., Ltd. declined as many investors became concerned that the Chinese government’s measures to cool the country’s surging property market would negatively impact the company’s consumer loan business. Shares of telecommunications provider NII Holdings, Inc. declined after the company reported disappointing third-quarter results and lowered its earnings outlook for fiscal 2011.

Individual contributors to relative performance included the Fund’s overweight positions versus the Benchmark in Anhui Conch Cement Co., Ltd., Cia de Bebidas das Americas (“AmBev”) and Hyundai Motor Co. Shares of Chinese cement company Anhui Conch Cement Co., Ltd. advanced due to favorable pricing for the company’s products as a result of consolidation in the Chinese construction industry. The stock also benefited from the announcement that the government would build ten million units of social housing in 2011. Shares of AmBev, a Brazilian beverage company, benefited from the company’s strong position in the Brazilian beer and soft drink market, its expansion overseas and its ability to absorb higher raw material prices without a significant impact to its profit. Shares of a Hyundai Motor Co., a Korean automobile manufacturer, benefited from improving auto exports driven by strong U.S. and emerging market demand.

HOW WAS THE FUND POSITIONED?

The Fund employed an active strategy in which portfolio construction was focused on the highest-conviction ideas found at the stock level. The Fund’s portfolio managers used bottom-up fundamental research to determine the Fund’s security weightings against the Benchmark, rigorously researching companies to determine their underlying value and potential for future earnings growth. As a result of this process, the Fund’s largest overweight versus the Benchmark was in the consumer staples sector and the Fund’s largest underweight versus the Benchmark was in the energy sector.

6	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2011

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Samsung Electronics Co., Ltd. (South Korea)	4.8%
2.	Vale S.A., ADR (Preferred Stock) (Brazil)	4.1
3.	Housing Development Finance Corp., Ltd. (India)	3.9
4.	CNOOC Ltd. (China)	3.6
5.	Petroleo Brasileiro S.A., ADR (Preferred Stock) (Brazil)	3.4
6.	Taiwan Semiconductor Manufacturing Co., Ltd., ADR (Taiwan)	2.9
7.	Hyundai Mobis (South Korea)	2.8
8.	Ping An Insurance Group Co. of China Ltd., Class H (China)	2.7
9.	Cia de Bebidas das Americas, ADR (Preferred Stock) (Brazil)	2.7
10.	China Mobile Ltd. (Hong Kong)	2.6

PORTFOLIO COMPOSITION BY COUNTRY***
Brazil	17.4%
China	15.9
South Korea	11.9
India	11.8
Hong Kong	9.8
South Africa	7.3
Taiwan	5.4
Indonesia	3.9
Mexico	3.4
Russia	2.8
Turkey	2.8
Luxembourg	2.0
Chile	1.9
Others (each less than 1.0%)	2.2
Short-Term Investment	1.5

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total investments as of October 31, 2011. The Fund’s composition is subject to change.

OCTOBER 31, 2011	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	7

JPMorgan Emerging Markets Equity Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2011 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2011

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	9/28/01
Without Sales Charge		(9.81)%	5.77%	15.90%
With Sales Charge*		(14.54)	4.63	15.29
CLASS B SHARES	9/28/01
Without CDSC		(10.27)	5.25	15.49
With CDSC**		(15.27)	4.92	15.49
CLASS C SHARES	2/28/06
Without CDSC		(10.26)	5.24	15.37
With CDSC***		(11.26)	5.24	15.37
INSTITUTIONAL CLASS SHARES	11/15/93	(9.48)	6.20	16.47
SELECT CLASS SHARES	9/10/01	(9.63)	6.03	16.21

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.
***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (10/31/01 TO 10/31/11)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class C Shares prior to their inception date are based on the performance of Class B Shares. The actual returns of Class C Shares would have been similar to those shown because Class C Shares have expenses similar to those of Class B Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan Emerging Markets Equity Fund, the MSCI Emerging Markets Index and the Lipper Emerging Markets Funds Index from October 31, 2001 to October 31, 2011. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the MSCI Emerging Markets Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the maximum possible dividend reinvestment of the securities included in the benchmark. The dividend is reinvested after deduction of withholding tax, applying the maximum rate to nonresident individual investors who do not benefit from double taxation treaties. The performance of the Lipper Emerging Markets Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The MSCI Emerging Markets Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of emerging markets. The Fund’s primary benchmark changed from the MSCI Emerging Markets Index (gross of withholding taxes) to the MSCI Emerging Markets Index (net of withholding taxes) because the Advisor believes the net of withholding taxes version of the index more accurately represents the Fund’s performance. The Lipper Emerging Markets Funds Index is an index based on the total returns of the funds in the indicated category, as defined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Class Shares have a $3,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations.

Because Class B shares automatically convert to Class A shares after 8 years, the 10 Year average annual total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

8	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2011

JPMorgan Global Equity Income Fund

FUND SUMMARY

FOR THE PERIOD FEBRUARY 28, 2011 (FUND INCEPTION DATE) THROUGH OCTOBER 31, 2011 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	-8.68%
Morgan Stanley Capital International (“MSCI”) World Index (net of foreign withholding taxes)	-8.47%

Net Assets as of 10/31/2011 (In Thousands)	$2,944

INVESTMENT OBJECTIVE**

The JPMorgan Global Equity Income Fund (the “Fund”) seeks to provide both current income and long-term capital appreciation.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Select Class Shares) underperformed the MSCI World Index (net of foreign withholding taxes) (the “Benchmark”) for the period February 28, 2011 through October 31, 2011. The Fund’s stock selection in the basic industries sector detracted from relative performance, while the Fund’s stock selection in the healthcare sector contributed to relative performance.

Individual detractors from relative performance included the Fund’s overweight positions versus the Benchmark in UPM-Kymmene OYJ, Angang Steel Co., Ltd. and Schneider Electric S.A. Shares of UPM-Kymmene OYJ, the Finnish paper and timber manufacturer, declined as increasing costs, a lack of demand and an oversupply of paper in Europe put downward pressure on paper prices. Shares of Chinese steel company Angang Steel Co., Ltd. declined amid concerns that measures designed to combat inflation might stifle economic activity in China. Shares of French industrial conglomerate company Schneider Electric S.A. declined as investors became concerned that slowing spending on infrastructure would hurt the company’s earnings.

Individual contributors to relative performance included the Fund’s overweight positions versus the Benchmark in Daito Trust Construction Co., Ltd. and Japan Tobacco, Inc. Shares of Daito Trust Construction Co., Ltd. benefited after the Japanese construction company announced an increase to its forecasted dividend payment. Shares of Japan Tobacco, Inc. increased as investors flocked into less economically-sensitive sectors, including tobacco companies that have demonstrated strong pricing power and an ability to generate cash.

Not owning shares of Tokyo Electric Power Co. Inc., which was held by the Benchmark, also contributed to the Fund’s relative performance. The stock plunged after its Fukushima nuclear plant was damaged by the earthquake and tsunami that struck Japan in March 2011.

HOW THE FUND WAS MANAGED

The Fund’s portfolio managers employed a bottom-up fundamental approach to stock selection, rigorously researching companies to attempt to determine their underlying value and potential for future growth. The Fund’s portfolio managers looked for dividend yielding equity securities that the adviser believed were undervalued and possessed the potential for long-term earnings power and strong cash flow generation.

In addition, the Fund employed futures and currency forwards to help manage cash flows and attempt to keep the Fund’s currency exposure in line with the Benchmark.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Schneider Electric S.A. (France)	2.8%
2.	Time Warner, Inc. (United States)	2.7
3.	Allianz SE (Germany)	2.5
4.	Royal Dutch Shell plc, Class A (Netherlands)	2.5
5.	E.I. du Pont de Nemours & Co. (United States)	2.5
6.	Coca-Cola Co. (The) (United States)	2.3
7.	British American Tobacco plc (United Kingdom)	2.3
8.	International Business Machines Corp. (United States)	2.0
9.	Sampo OYJ, Class A (Finland)	2.0
10.	Vodafone Group plc (United Kingdom)	2.0

PORTFOLIO COMPOSITION BY COUNTRY***
United States	31.4%
France	13.5
United Kingdom	10.4
Germany	10.4
Japan	8.7
Netherlands	5.1
Finland	3.4
Singapore	2.8
Australia	2.6
Italy	1.7
Hong Kong	1.6
Norway	1.5
China	1.5
Switzerland	1.4
Sweden	1.4
New Zealand	0.9
Others (each less than 1.0%)	1.7

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total investments as of October 31, 2011. The Fund’s composition is subject to change.

OCTOBER 31, 2011	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	9

JPMorgan Global Equity Income Fund

FUND SUMMARY

FOR THE PERIOD FEBRUARY 28, 2011 (FUND INCEPTION DATE) THROUGH OCTOBER 31, 2011 (Unaudited) (continued)

TOTAL RETURNS AS OF OCTOBER 31, 2011

	INCEPTION DATE OF CLASS	SINCE INCEPTION*
CLASS A SHARES	2/28/11
Without Sales Charge		(8.84)%
With Sales Charge**		(13.62)
CLASS C SHARES	2/28/11
Without CDSC		(9.19)
With CDSC***		(10.19)
CLASS R2 SHARES	2/28/11	(9.04)
CLASS R5 SHARES	2/28/11	(8.59)
SELECT CLASS SHARES	2/28/11	(8.68)

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (2/28/11 TO 10/31/11)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111.

The Fund commenced operations on February 28, 2011.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Global Equity Income Fund, the MSCI World Index and the Lipper Global Large-Cap Value Funds Average, from February 28, 2011 to October 31, 2011. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the MSCI World Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark. The dividend is reinvested after deduction of withholding tax, applying the maximum rate to non-resident institutional investors who do not benefit from double taxation treaties. These expenses are not identical to the expenses charged by the Fund. The performance of the Lipper Global Large-Cap Value Funds Average includes expenses associated with a mutual fund, such as investment management fees. The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The Lipper Global Large-Cap Value Funds Average is based on the total returns of the funds in the indicated category, as defined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

10	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2011

JPMorgan Global Opportunities Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2011 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	-8.73%
Morgan Stanley Capital International (“MSCI”) World Index (net of foreign withholding taxes)	1.76%

Net Assets as of 10/31/2011 (In Thousands) .	$4,539

INVESTMENT OBJECTIVE**

The JPMorgan Global Opportunities Fund (the “Fund”), previously known as the JPMorgan Global Focus Fund, seeks to provide long-term capital growth.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Select Class Shares) underperformed the MSCI World Index (net of foreign withholding taxes) (the “Benchmark”) for the twelve months ended October 31, 2011. The Fund’s stock selection in the energy, banks and finance and healthcare sectors detracted from relative performance. The Fund’s stock selection in the insurance, media and property sectors contributed to relative performance.

Individual detractors from the Fund’s relative performance included the Fund’s overweight position versus the Benchmark in InterOil Corp., Carlsberg A/S and Dendreon Corp. Shares of InterOil Corp., an integrated energy company operating in Papua New Guinea, declined after the company reported a net loss for the fourth quarter and disappointing first quarter figures. Shares of Carlsberg A/S declined after the brewing company lowered its earnings outlook. Shares of Dendreon Corp., a biotechnology company, declined following news that sales of its prostate cancer drug Provenge would fall short of expectations.

Individual contributors to the Fund’s relative performance included the Fund’s overweight positions versus the Benchmark in Rhodia S.A., Japan Tobacco, Inc. and Biogen Idec, Inc. Shares of Rhodia S.A., France-based specialty chemical provider, rose after Belgian chemicals group Solvay announced a takeover bid for the company. Shares of Japan Tobacco, Inc. increased as investors flocked into less economically-sensitive sectors, including tobacco companies that have demonstrated strong pricing power and an ability to generate cash. Shares of biotechnology and drugs company Biogen Idec, Inc. increased as strong revenue from its TYSABRI® and AVONEX® products boosted the earnings, while test results for its new products continued to look promising.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers employed a bottom-up fundamental approach to stock selection, rigorously researching companies to determine their underlying value and potential for future growth. The Fund’s portfolio managers looked for stocks that possessed an attractive valuation signal (as measured by the Fund’s portfolio managers’ proprietary dividend discount model), and a timely catalyst that would enable the stock to realize its inherent value.

In addition, the Fund employed futures and currency forwards to help manage cash flows and attempt to keep the Fund’s currency exposure in line with the Benchmark.

OCTOBER 31, 2011	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	11

JPMorgan Global Opportunities Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2011 (Unaudited) (continued)

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Japan Tobacco, Inc. (Japan)	3.2%
2.	Associated British Foods plc (United Kingdom)	2.7
3.	InterOil Corp. (Australia)	2.6
4.	Royal Dutch Shell plc, Class A (Netherlands)	2.5
5.	Bayer AG (Germany)	1.9
6.	Nippon Sheet Glass Co., Ltd. (Japan)	1.9
7.	Wells Fargo & Co. (United States)	1.9
8.	Covidien plc (Ireland)	1.9
9.	KDDI Corp. (Japan)	1.8
10.	Telenor ASA (Norway)	1.7

PORTFOLIO COMPOSITION BY COUNTRY***
United States	25.1%
United Kingdom	17.1
Japan	11.4
Switzerland	5.2
Ireland	5.0
Finland	3.8
Germany	3.8
France	3.6
Belgium	3.5
Netherlands	3.2
Australia	2.6
Canada	2.4
Norway	1.7
Israel	1.5
Denmark	1.5
Taiwan	1.4
Sweden	1.4
China	1.2
Austria	1.1
South Korea	1.1
Others (each less than 1.0%)	2.4

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved. Effective November 1, 2011, the Fund changed its investment strategy and lowered its advisory fee and expense cap.
***	Percentages indicated are based upon total investments as of October 31, 2011. The Fund’s composition is subject to change.

12	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2011

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2011

	INCEPTION DATE OF CLASS	1 YEAR	3 YEAR	SINCE INCEPTION
CLASS A SHARES	3/30/07
Without Sales Charge		(8.98)%	16.84%	(2.32)%
With Sales Charge*		(13.77)	14.74	(3.46)
CLASS C SHARES	3/30/07
Without CDSC		(9.46)	16.23	(2.82)
With CDSC**		(10.46)	16.23	(2.82)
CLASS R5 SHARES	3/30/07	(8.56)	17.37	(1.88)
SELECT CLASS SHARES	3/30/07	(8.73)	17.14	(2.07)

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (3/30/07 TO 10/31/11)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111.

The Fund commenced operations on March 30, 2007.

Effective November 1, 2011, the Fund’s investment strategies changed and performance would have been different if the Fund was managed using its current strategies.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Global Opportunities Fund, the MSCI World Index and the Lipper Global Multi-Cap Core Index from March 30, 2007 to October 31, 2011. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the MSCI World Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark. The dividend is reinvested after deduction of withholding tax, applying the maximum rate to non-resident institutional investors who do not benefit from double taxation treaties. The performance of the Lipper Global Multi-Cap Core Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The Lipper Global Multi-Cap Core Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

From the inception of the Fund through April 30, 2010, the Fund did not experience any shareholder purchase and sale activity. If such shareholder activity had occurred, the Fund’s performance may have been impacted.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

OCTOBER 31, 2011	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	13

JPMorgan International Equity Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2011 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	-4.26%
Morgan Stanley Capital International (“MSCI”) Europe, Australasia and Far East (“EAFE”) Index (net of foreign withholding taxes)	-4.08%

Net Assets as of 10/31/2011 (In Thousands)	$705,088

INVESTMENT OBJECTIVE**

The JPMorgan International Equity Fund (the “Fund”) seeks total return from long-term capital growth and income. Total return consists of capital growth and current income.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Select Class Shares) underperformed the MSCI EAFE Index (net of foreign withholding taxes) (the “Benchmark”) for the twelve months ended October 31, 2011. The Fund’s stock selection in the financials sector detracted from the Fund’s relative performance, while the Fund’s stock selection in the information technology sector contributed to the Fund’s relative performance.

Individual detractors from the Fund’s relative performance included the Fund’s overweight positions versus the Benchmark in Italian bank Intesa Sanpaolo S.p.A. and French banks Societe Generale and BNP Paribas. Each of these stocks declined on concerns the companies would have to take large write-offs on their European sovereign debt holdings.

Individual contributors to the Fund’s relative performance included the Fund’s overweight positions in Japan Tobacco, Inc., Autonomy Corp. and Burberry Group plc. Shares of Japan Tobacco, Inc. increased as investors flocked into less economically-sensitive sectors, including tobacco companies that have demonstrated strong pricing power and an ability to generate cash Shares of Autonomy Corp. increased after the UK software company agreed to be bought by Hewlett-Packard Co. Shares of luxury retailer Burberry Group plc. benefited from the company’s expansion into emerging markets like China.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers continued to focus on stock selection to build a portfolio of international equities. They used bottom-up fundamental research to identify what they believed were attractively priced stocks of well-managed companies with the potential to grow their earnings faster than their industry peers.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Royal Dutch Shell plc, Class A (Netherlands)	3.4%
2.	BHP Billiton Ltd. (Australia)	2.7
3.	Nestle S.A. (Switzerland)	2.4
4.	Total S.A. (France)	2.4
5.	Vodafone Group plc (United Kingdom)	2.3
6.	Standard Chartered plc (United Kingdom)	2.2
7.	BG Group plc (United Kingdom)	2.2
8.	HSBC Holdings plc (United Kingdom)	1.9
9.	British American Tobacco plc (United Kingdom)	1.7
10.	Novartis AG (Switzerland)	1.7

PORTFOLIO COMPOSITION BY COUNTRY***
United Kingdom	24.7%
Japan	15.7
France	13.5
Switzerland	11.6
Germany	7.7
Netherlands	5.3
Australia	3.6
China	3.1
Hong Kong	1.6
Belgium	1.5
Spain	1.4
Ireland	1.2
South Korea	1.1
Sweden	1.0
Taiwan	1.0
Others (each less than 1.0%)	2.0
Short-Term Investment	4.0

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total investments as of October 31, 2011. The Fund’s composition is subject to change.

14	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2011

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2011

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	2/28/02
Without Sales Charge		(4.49)%	(2.02)%	5.45%
With Sales Charge*		(9.49)	(3.07)	4.89
CLASS B SHARES	2/28/02
Without CDSC		(4.99)	(2.55)	4.99
With CDSC**		(9.99)	(3.00)	4.99
CLASS C SHARES	1/31/03
Without CDSC		(4.93)	(2.54)	4.90
With CDSC***		(5.93)	(2.54)	4.90
CLASS R2 SHARES	11/3/08	(4.73)	(2.19)	5.36
CLASS R5 SHARES	5/15/06	(4.07)	(1.60)	5.87
CLASS R6 SHARES	11/30/10	(4.03)	(1.59)	5.87
SELECT CLASS SHARES	1/1/97	(4.26)	(1.78)	5.76

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.
***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (10/31/01 TO 10/31/11)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class A, Class B and Class R5 Shares prior to their inception dates are based on the performance of the Select Class Shares. The actual returns for Class A and Class B Shares would have been lower than shown because Class A and Class B Shares have higher expenses than Select Class Shares. The actual returns of Class R5 Shares would have been different because Class R5 Shares have different expenses than Select Class Shares.

Returns for Class R2 Shares prior to their inception date are based on the performance of Class A Shares. The actual returns of R2 Shares would have been lower than shown because R2 Shares have higher expenses than Class A Shares.

Returns for Class C Shares prior to their inception date are based on the performance of Class B Shares. The actual returns of Class C Shares would have been similar to those shown because Class C Shares have expenses similar to those of Class B Shares.

Returns for Class R6 Shares prior to its inception date were based on the performance of Class R5 Shares. The actual returns of Class R6 Shares would have been lower than those shown because Class R5 Shares have higher expenses than Class R6 Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan International Equity Fund, the MSCI EAFE Index and the Lipper International Large-Cap Core Funds Index from October 31, 2001 to October 31, 2011. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the MSCI EAFE Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark. The dividend is reinvested after deduction of withholding tax, applying the maximum rate to non-resident institutional investors who do not benefit from double taxation treaties. The performance of the Lipper International Large-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The MSCI EAFE Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The Lipper International Large-Cap Core Funds Index is based on the total returns of the funds in the indicated category, as defined by Lipper, Inc. Investors cannot invest directly in an index.

OCTOBER 31, 2011	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	15

JPMorgan International Equity Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2011 (Unaudited) (continued)

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations.

Because Class B Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

16	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2011

JPMorgan International Equity Index Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2011 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	-9.26%
Morgan Stanley Capital International (“MSCI”) Europe, Australasia and Far East (“EAFE”) GDP Index (net of foreign withholding taxes) (the “Benchmark”)	-7.39%

Net Assets as of 10/31/2011 (In Thousands)	$621,855

INVESTMENT OBJECTIVE**

The JPMorgan International Equity Index Fund (the “Fund”) seeks to provide investment results that correspond to the aggregate price and dividend performance of the securities in the MSCI EAFE Gross Domestic Product (“GDP”) Index.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Select Class Shares) underperformed the Benchmark for the twelve months ended October 31, 2011. The Fund’s exposure to emerging markets stocks, which are not held in the Benchmark, drove the Fund’s relative underperformance as emerging markets stocks underperformed international developed markets stocks during the reporting period. Emerging market stocks were hurt by concerns that measures designed to combat inflation might stifle economic activity.

The Fund’s strategy is not a full replication approach. The Fund seeks to achieve a correlation of 0.90 with the Benchmark, without taking into account the Fund’s expenses. Perfect correlation would be 1.00. The tracking error (a measure of how closely a portfolio follows the index to which it is benchmarked) of this strategy during the reporting period can be attributed to not owning all the names in the Benchmark and the Fund’s exposure to emerging markets stocks.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers constructed the Fund as a fundamental index strategy, with country weightings based on GDP rather than equity market capitalization. Each country was weighted by GDP, because the Fund’s portfolio managers believed that this measure served as a better indication of each country’s potential earning power than traditional market capitalization.

The Fund’s emerging markets exposure at the end of the reporting period was of 9.35%. The Fund’s emerging markets exposure was constructed so that countries were about equally weighted, with periodic rebalancing to return to this weighting.

During the reporting period, the Fund’s portfolio managers used a combination of exchange-traded funds and futures to help manage cash flows. The Fund continued to closely track the Benchmark, consistent with its investment strategy, and attempted to provide broad passive international exposure for U.S. investors.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	iShares MSCI EAFE Index Fund	2.2%
2.	ENI S.p.A. (Italy)	1.4
3.	Telefonica S.A. (Spain)	1.3
4.	Siemens AG (Germany)	1.2
5.	Total S.A. (France)	1.1
6.	Banco Santander S.A. (Spain)	1.0
7.	Toyota Motor Corp. (Japan)	1.0
8.	BASF SE (Germany)	1.0
9.	Anheuser-Busch InBev N.V. (Belgium)	0.8
10.	Enel S.p.A. (Italy)	0.8

PORTFOLIO COMPOSITION BY COUNTRY***
Japan	22.4%
Germany	11.8
France	8.6
United Kingdom	8.2
Italy	6.2
Australia	5.0
Spain	5.0
Netherlands	4.0
Switzerland	2.7
United States	2.6
Belgium	1.8
Sweden	1.8
Norway	1.3
Austria	1.1
Denmark	1.1
Hong Kong	1.0
Others (each less than 1.0%)	14.6
Short-Term Investment	0.8

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total investments as of October 31, 2011. The Fund’s composition is subject to change.

OCTOBER 31, 2011	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	17

JPMorgan International Equity Index Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2011 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2011

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	4/23/93
Without Sales Charge		(9.45)%	(3.31)%	5.56%
With Sales Charge*		(14.18)	(4.35)	4.99
CLASS B SHARES	1/14/94
Without CDSC		(10.11)	(4.01)	4.95
With CDSC**		(15.11)	(4.48)	4.95
CLASS C SHARES	11/4/97
Without CDSC		(10.13)	(4.00)	4.80
With CDSC***		(11.13)	(4.00)	4.80
CLASS R2 SHARES	11/3/08	(9.72)	(3.56)	5.28
SELECT CLASS SHARES	10/28/92	(9.26)	(3.07)	5.82

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.
***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (10/31/01 TO 10/31/11)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R2 Shares prior to their inception date are based on the performance of the Select Class Shares. Class R2 Shares performance has been adjusted to reflect the difference in expenses between classes.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan International Equity Index Fund, the MSCI EAFE GDP Index and Lipper International Large-Cap Core Funds Index from October 31, 2001 to October 31, 2011 and Lipper International Large-Cap Value Funds Index from September 30, 2007 (inception of the index) to October 31, 2011. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the MSCI EAFE GDP Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark. The dividend is reinvested after deduction of withholding tax, applying the maximum rate to non-resident institutional investors who do not benefit from double taxation treaties. The performance of the Lipper International Large-Cap Core Funds Index and the Lipper International Large-Cap Value Funds Index include expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund.

The MSCI EAFE GDP Index is a country weighted index that is designed to measure the size of developed market economies, excluding the U.S. & Canada. The Lipper International Large-Cap Core Funds Index and the Lipper International Large-Cap Value Funds Index are based on the total returns of the funds in the indicated category as defined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside of the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations.

Because Class B Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

18	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2011

JPMorgan International Opportunities Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2011 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Institutional Class Shares)*	-6.59%
Morgan Stanley Capital International (“MSCI”) Europe, Australasia and Far East (“EAFE”) Index (net of foreign withholding taxes)	-4.08%

Net Assets as of 10/31/2011 (In Thousands)	$490,584

INVESTMENT OBJECTIVE**

The JPMorgan International Opportunities Fund (the “Fund”) seeks to provide high total return from a portfolio of equity securities of foreign companies in developed and, to a lesser extent, emerging markets.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Institutional Class Shares) underperformed the MSCI EAFE Index (net of foreign withholding taxes) (the “Benchmark”) for the twelve months ended October 31, 2011. The Fund’s stock selection in the banks and finance sector detracted from the Fund’s relative performance, while the Fund’s stock selection and overweight versus the Benchmark in the automobiles sector contributed to the Fund’s relative performance.

Individual detractors from the Fund’s relative performance included the Fund’s overweight positions versus the Benchmark in Huabao International Holdings Ltd., Lloyds Banking Group plc and Intercell AG. Shares of Chinese fragrance manufacturer Huabao International Holdings Ltd. declined after management announced that it anticipated a near-term slowdown in its earnings growth. Shares of UK-based Lloyds Banking Group plc declined due to concerns about a weak UK economy, higher funding costs and exposure to European sovereign debt. Shares of Austrian biotechnology company Intercell AG declined after several setbacks in its drug pipeline raised concerns about its future earnings growth.

Individual contributors to the Fund’s relative performance included the Fund’s overweight positions versus the Benchmark in Japan Tobacco, Inc., Volkswagen AG and First Quantum Minerals Ltd. Shares of Japan Tobacco, Inc. increased as worried investors flocked into less economically-sensitive sectors, including tobacco companies that have demonstrated strong pricing power and an ability to generate cash. Shares of Germany-based Volkswagen AG benefited from success of the car manufacturer’s Audi and VW brands and its strong presence in China. Shares of Canadian mining company First Quantum Minerals Ltd. benefited from the firm’s strong growth prospects, stemming from a number of attractive projects.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers employed a bottom-up fundamental approach to stock selection, rigorously researching companies to attempt to determine their underlying value and potential for future earnings growth. They used a proprietary dividend discount model and worked closely with analysts to identify what they believed were the most attractive stocks in each sector.

In addition, the Fund employed futures and currency forwards to help manage cash flows and attempt to keep the Fund’s currency exposure in line with that of its Benchmark.

OCTOBER 31, 2011	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	19

JPMorgan International Opportunities Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2011 (Unaudited) (continued)

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Royal Dutch Shell plc, Class A (Netherlands)	4.1%
2.	British American Tobacco plc (United Kingdom)	2.7
3.	Unilever N.V. CVA (Netherlands)	2.7
4.	Vodafone Group plc (United Kingdom)	2.7
5.	BG Group plc (United Kingdom)	2.4
6.	GlaxoSmithKline plc (United Kingdom)	2.3
7.	Rio Tinto plc (United Kingdom)	2.2
8.	Sanofi (France)	2.1
9.	Japan Tobacco, Inc. (Japan)	2.1
10.	Bayer AG (Germany)	1.8

PORTFOLIO COMPOSITION BY COUNTRY***
United Kingdom	24.0%
Japan	19.3
Netherlands	10.4
France	9.9
Germany	9.5
Hong Kong	3.7
Switzerland	2.7
Ireland	2.5
Canada	1.9
Sweden	1.8
South Korea	1.5
Belgium	1.5
Italy	1.3
Norway	1.1
Israel	1.1
Finland	1.0
Others (each less than 1.0%)	4.5
Short-Term Investment	2.3

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total investments as of October 31, 2011. The Fund’s composition is subject to change.

20	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2011

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2011
	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	9/10/01
Without Sales Charge		(6.91)%	(2.54)%	5.00%
With Sales Charge*		(11.79)	(3.59)	4.43
CLASS B SHARES	9/10/01
Without CDSC		(7.40)	(3.04)	4.58
With CDSC**		(12.40)	(3.50)	4.58
CLASS C SHARES	7/31/07
Without CDSC		(7.37)	(3.04)	4.47
With CDSC***		(8.37)	(3.04)	4.47
CLASS R6 SHARES	11/30/10	(6.53)	(2.11)	5.68
INSTITUTIONAL CLASS SHARES	2/26/97	(6.59)	(2.12)	5.67
SELECT CLASS SHARES	9/10/01	(6.77)	(2.32)	5.42

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.
***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (10/31/01 TO 10/31/11)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class C Shares prior to their inception date are based on the performance of Class B Shares. The actual returns of Class C Shares would have been similar to those shown because Class C Shares have expenses similar to those of Class B Shares.

Returns for Class R6 Shares prior to its inception date were based on the performance of Institutional Class Shares. The actual returns of Class R6 Shares would have been lower than those shown because Institutional Class Shares have higher expenses than Class R6 Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan International Opportunities Fund, the MSCI EAFE Index and the Lipper International Large-Cap Core Funds Index from October 31, 2001 to October 31, 2011. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the MSCI EAFE Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark. The dividend is reinvested after deduction of withholding tax, applying the maximum rate to non-resident institutional investors who do not benefit from double taxation treaties. The performance of the Lipper International Large-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The MSCI EAFE Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The Lipper International Large-Cap Core Funds Index is based on the total returns of the funds in the indicated category, as defined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Class Shares have a $3,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations.

OCTOBER 31, 2011	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	21

JPMorgan International Opportunities Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2011 (Unaudited) (continued)

Because Class B shares automatically convert to Class A shares after 8 years, the 10 Year average annual total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

22	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2011

JPMorgan International Value Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2011 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Institutional Class Shares)*	-6.56%
Morgan Stanley Capital International (“MSCI”) Europe, Australasia and Far East (“EAFE”) Value Index (net of foreign withholding taxes)	-5.45%

Net Assets as of 10/31/2011 (In Thousands)	$2,093,625

INVESTMENT OBJECTIVE**

The JPMorgan International Value Fund (the “Fund”) seeks to provide high total return from a portfolio of foreign company equity securities.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Institutional Class Shares) underperformed the MSCI EAFE Value Index (net of foreign withholding taxes) (the “Benchmark”) for the twelve months ended October 31, 2011. The Fund’s stock selection in the technology — hardware and banks and finance sectors detracted from relative performance, while the Fund’s stock selection in the utilities and consumer non-durables sectors contributed to relative performance.

Individual detractors from relative performance included the Fund’s overweight positions versus the Benchmark in French bank BNP Paribas and UK-based Lloyds Banking Group plc. Shares of BNP Paribas fell amid concerns that the bank would have to take large write-offs on its European sovereign debt holdings. Shares of Lloyds Banking Group plc declined due to concerns about a weak UK economy, higher funding costs and exposure to European sovereign debt. The Fund’s underweight position versus the Benchmark in Telefonaktiebolaget LM Ericsson also detracted from the Fund’s relative performance. The stock gained during the reporting period as demand for 3G and 4G telecommunication services spurred the communication equipment provider’s sales.

Individual contributors to the Fund’s relative performance included the Fund’s overweight positions versus the Benchmark in Japan Tobacco, Inc. and Rhodia S.A. Shares of Japan Tobacco, Inc. increased as worried investors flocked into less economically-sensitive sectors, including tobacco companies that have demonstrated strong pricing power and an ability to generate cash. Shares of Rhodia S.A., France-based specialty chemical provider, rose after Belgian chemicals group Solvay announced a takeover bid for the company.

Not owning shares of Tokyo Electric Power Co. Inc., which was held by the Benchmark, also contributed to the Fund’s relative performance. The stock plunged after its Fukushima nuclear plant was damaged by the earthquake and tsunami that struck Japan in March 2011.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers employed a bottom-up fundamental approach to stock selection, rigorously researching companies to attempt to determine their underlying value and potential for future earnings growth. They used a proprietary dividend discount model and worked closely with analysts to identify what they believed were the most attractive value stocks in each sector.

In addition, the Fund employed futures and currency forwards to help manage cash flows and attempt to keep the Fund’s currency exposure in line with the Benchmark.

OCTOBER 31, 2011	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	23

JPMorgan International Value Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2011 (Unaudited) (continued)

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Royal Dutch Shell plc (Netherlands)	5.2%
2.	Vodafone Group plc (United Kingdom)	3.5
3.	Sanofi (France)	2.9
4.	GlaxoSmithKline plc (United Kingdom)	2.6
5.	Allianz SE (Germany)	2.3
6.	Bayer AG (Germany)	2.2
7.	BP plc (United Kingdom)	2.1
8.	Sumitomo Mitsui Financial Group, Inc. (Japan)	2.0
9.	Prudential plc (United Kingdom)	1.9
10.	Japan Tobacco, Inc. (Japan)	1.8

PORTFOLIO COMPOSITION BY COUNTRY***
United Kingdom	20.1%
Japan	19.1
Germany	12.3
France	10.9
Netherlands	10.2
Switzerland	4.1
Sweden	2.7
Spain	2.6
Hong Kong	1.7
China	1.6
South Korea	1.5
Belgium	1.5
Italy	1.5
Singapore	1.1
Finland	1.1
Norway	1.0
Others (each less than 1.0%)	3.7
Short-Term Investment	3.3

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total investments as of October 31, 2011. The Fund’s composition is subject to change.

24	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2011

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2011

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	9/28/01
Without Sales Charge		(6.83)%	(3.09)%	6.54%
With Sales Charge*		(11.72)	(4.13)	5.96
CLASS B SHARES	9/28/01
Without CDSC		(7.34)	(3.58)	6.12
With CDSC**		(12.34)	(4.05)	6.12
CLASS C SHARES	7/11/06
Without CDSC		(7.38)	(3.58)	6.01
With CDSC***		(8.38)	(3.58)	6.01
CLASS R2 SHARES	11/3/08	(7.12)	(3.25)	6.45
CLASS R6 SHARES	11/30/10	(6.42)	(2.68)	7.03
INSTITUTIONAL CLASS SHARES	11/4/93	(6.56)	(2.71)	7.01
SELECT CLASS SHARES	9/10/01	(6.65)	(2.86)	6.77

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.
***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (10/31/01 TO 10/31/11)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R2 Shares prior to their inception date are based on the performance of Class A Shares. The actual returns of R2 Shares would have been lower than shown because R2 Shares have higher expenses than Class A Shares.

The performance of Class C Shares is based on the performance of Class B Shares of the Fund. The actual returns of Class C Shares would have been similar to those shown because Class C Shares have expenses similar to those of Class B Shares.

Returns for Class R6 Shares prior to its inception date were based on the performance of Institutional Class Shares. The actual returns of Class R6 Shares would have been higher than those shown because Institutional Class Shares have higher expenses than Class R6 Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan International Value Fund, the MSCI EAFE Value Index and the Lipper International Large-Cap Value Funds Average

from October 31, 2001 to October 31, 2011. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the MSCI EAFE Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark. The dividend is reinvested after deduction of withholding tax, applying the maximum rate to non-resident institutional investors who do not benefit from double taxation treaties. The performance of the Lipper International Large-Cap Value Funds Average includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The MSCI EAFE Value Index is a free float-adjusted market capitalization weighted index that is designed to measure the performance of value-oriented stocks in the world’s equity markets, excluding the U.S. and Canada. The Lipper International Large-Cap Value Funds Average is based on the total returns of the funds in the indicated category, as defined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Class Shares have a $3,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

OCTOBER 31, 2011	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	25

JPMorgan International Value Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2011 (Unaudited) (continued)

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations.

Because Class B shares automatically convert to Class A shares after 8 years, the 10 Year average annual total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

26	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2011

JPMorgan Intrepid International Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2011 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Institutional Class Shares)*	-5.85%
Morgan Stanley Capital International (“MSCI”) Europe, Australasia and Far East (“EAFE”) Index (net of foreign withholding taxes)	-4.08%

Net Assets as of 10/31/2011 (In Thousands)	$223,549

INVESTMENT OBJECTIVE**

The JPMorgan Intrepid International Fund (the “Fund”) seeks to maximize long-term capital growth by investing primarily in equity securities in developed markets outside of the U.S.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Institutional Class Shares) underperformed the MSCI EAFE Index (net of foreign withholding taxes) (the “Benchmark”) for the twelve months ended October 31, 2011. The Fund’s portfolio managers attempted to construct the Fund so that stock selection and style factors (i.e., growth and value characteristics) would be the primary drivers of returns. The Fund’s investments in the financials and materials sectors were the largest detractors from the Fund’s relative performance, while investments in the utilities and information technology sectors were the largest contributors.

In an attempt to mitigate the impact to performance from individual stocks, the Fund held an average of approximately 265 stocks across sectors during the reporting period. While their overall impact to the Fund’s return was relatively small, the largest individual detractors from the Fund’s relative performance included the Fund’s overweight positions versus the Benchmark in French bank Societe Generale and Italian bank Intesa Sanpaolo S.p.A. Both of these stocks declined amid concerns that the companies’ exposure to European sovereign debt would result in large write-offs. The Fund’s underweight position versus the Benchmark in Commonwealth Bank of Australia also detracted from the Fund’s relative performance, as the stock performed strongly during the reporting period.

While their overall impact to the Fund’s return was relatively small, individual contributors to the Fund’s relative performance included the Fund’s overweight positions versus the Benchmark in Iluka Resources Ltd. and Lundin Petroleum AB. Shares of Iluka Resources Ltd., an Australia-based miner of mineral sands products, advanced after the company reported strong first-quarter revenue. Shares of Lundin Petroleum AB, an oil and gas production and exploration company, gained as many investors reacted favorably to the company’s efforts to increase oil production.

Additionally, the Fund did not own shares of Tokyo Electric Power Co. Inc., which was held by the Benchmark, and this contributed to the Fund’s relative performance. The stock plunged after its Fukushima nuclear plant was damaged by the earthquake and tsunami that struck Japan in March 2011.

HOW WAS THE FUND POSITIONED?

The Fund’s strategy is rooted in the notion that investor behavior is influenced by human emotion and this influence gives rise to persistent growth and value anomalies within the market. During the reporting period, the Fund’s portfolio managers sought to exploit these anomalies by utilizing a series of style screens designed to identify stocks with attractive growth and/or value characteristics, targeting names that possessed high earnings momentum, strong medium-term price momentum, low price-to-book ratios and low price-to-earnings ratios. In addition, the Fund employed futures to help manage cash flows.

OCTOBER 31, 2011	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	27

JPMorgan Intrepid International Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2011 (Unaudited) (continued)

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Nestle S.A. (Switzerland)	2.2%
2.	Royal Dutch Shell plc, Class B (Netherlands)	2.1
3.	Vodafone Group plc (United Kingdom)	1.9
4.	BHP Billiton Ltd. (Australia)	1.8
5.	Rio Tinto plc (United Kingdom)	1.8
6.	Novartis AG (Switzerland)	1.6
7.	HSBC Holdings plc (United Kingdom)	1.5
8.	Total S.A. (France)	1.5
9.	GlaxoSmithKline plc (United Kingdom)	1.4
10.	Sanofi (France)	1.3

PORTFOLIO COMPOSITION BY COUNTRY***
United Kingdom	23.7%
Japan	17.0
Switzerland	9.3
France	8.7
Germany	8.6
Netherlands	4.9
Australia	4.0
Italy	3.3
China	2.8
Hong Kong	2.6
Spain	1.9
Sweden	1.7
Ireland	1.2
Brazil	1.1
Others (each less than 1.0%)	6.6
Short-Term Investment	2.6

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total investments as of October 31, 2011. The Fund’s composition is subject to change.

28	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2011

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2011

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	4/30/01
Without Sales Charge		(6.30)%	(3.90)%	4.19%
With Sales Charge*		(11.22)	(4.93)	3.63
CLASS C SHARES	2/28/06
Without CDSC		(6.75)	(4.37)	3.90
With CDSC**		(7.75)	(4.37)	3.90
CLASS R2 SHARES	11/3/08	(6.48)	(4.03)	4.12
INSTITUTIONAL CLASS SHARES	4/30/01	(5.85)	(3.41)	4.80
SELECT CLASS SHARES	2/28/06	(6.08)	(3.65)	4.66

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (10/31/01 TO 10/31/11)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on April 30, 2001.

Returns for Class C and Class R2 Shares prior to their inception date are based on the performance of the Class A Shares. The actual returns for Class C and Class R2 Shares would have been lower than shown because Class C and Class R2 Shares have higher expenses than Class A Shares.

Returns for Select Class Shares prior to their inception date are based on the performance of Institutional Class Shares. The actual returns for Select Class Shares would have been lower than shown because Select Class Shares have higher expenses than Institutional Class Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan Intrepid International Fund, the MSCI EAFE Index and the Lipper International Multi-Cap Core Funds Index from October 31, 2001 to October 31, 2011. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the MSCI EAFE Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark. The dividend is reinvested after deduction of withholding tax, applying the maximum rate to non-resident institutional investors who do not benefit from double taxation treaties. The performance of the Lipper International Multi-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The MSCI EAFE Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The Lipper International Multi-Cap Core Funds Index is based on the total returns of the funds in the indicated category, as defined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Class Shares have a $3,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

OCTOBER 31, 2011	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	29

JPMorgan Emerging Economies Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2011

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 93.1%
	Argentina — 0.6%
109	Telecom Argentina S.A., ADR (m)	2,193

	Brazil — 16.0%
190	Banco do Brasil S.A. (m)	2,904
255	BRF - Brasil Foods S.A., ADR (m)	5,361
273	Cia Energetica de Minas Gerais, ADR (m)	4,660
172	Cielo S.A. (m)	4,586
96	Embraer S.A., ADR (m)	2,662
371	OGX Petroleo e Gas Participacoes S.A. (a) (m)	3,110
180	Petroleo Brasileiro S.A., ADR (m)	4,867
332	Souza Cruz S.A. (m)	4,116
271	Sul America S.A. (m)	2,208
165	Telefonica Brasil S.A., ADR (m)	4,791
155	Tim Participacoes S.A., ADR (m)	4,036
481	Vale S.A., ADR (m)	12,230

		55,531

	China — 17.5%
13,645	Bank of China Ltd., Class H (m)	4,856
10,161	China Construction Bank Corp., Class H (m)	7,466
2,069	China Merchants Bank Co., Ltd., Class H (m)	4,178
1,176	China Shenhua Energy Co., Ltd., Class H (m)	5,378
3,287	CNOOC Ltd. (m)	6,214
2,552	Dongfeng Motor Group Co., Ltd., Class H (m)	4,163
3,531	Dongyue Group (m)	2,734
2,693	Great Wall Motor Co., Ltd., Class H (m)	3,657
551	Hengan International Group Co., Ltd. (m)	4,776
4,714	Lenovo Group Ltd. (m)	3,169
5,250	PetroChina Co., Ltd., Class H (m)	6,816
545	Ping An Insurance Group Co. of China Ltd., Class H (m)	4,042
4,320	Soho China Ltd. (m)	3,080

		60,529

	Hong Kong — 3.2%
2,696	Chaoda Modern Agriculture Holdings Ltd. (f) (i)	—
66	China Mobile Ltd. (m)	627
5,830	GCL-Poly Energy Holdings Ltd. (m)	1,882
71	Jardine Matheson Holdings Ltd. (m)	3,553
5,110	Skyworth Digital Holdings Ltd. (m)	2,700
3,848	Xinyi Glass Holdings Ltd. (m)	2,425

		11,187

	India — 4.8%
103	HDFC Bank Ltd., ADR (m)	3,247
117	Housing Development Finance Corp., Ltd. (m)	1,644
100	Infosys Ltd., ADR (m)	5,865
638	Oil & Natural Gas Corp., Ltd. (m)	3,627

SHARES	SECURITY DESCRIPTION	VALUE($)

	India — Continued
132	United Spirits Ltd. (m)	2,361

		16,744

	Indonesia — 0.7%
3,875	Indofood Sukses Makmur Tbk PT (m)	2,275

	Kazakhstan — 0.8%
152	KazMunaiGas Exploration Production, Reg. S, GDR (m)	2,588

	Mexico — 1.2%
1,835	Compartamos S.A.B. de C.V. (m)	2,836
422	Grupo Financiero Banorte S.A.B. de C.V., Class O (m)	1,437

		4,273

	Netherlands — 1.1%
357	VimpelCom Ltd., ADR (m)	3,922

	Poland — 1.1%
78	KGHM Polska Miedz S.A. (m)	3,765

	Russia — 6.9%
120	Lukoil OAO, ADR (m)	6,950
214	MMC Norilsk Nickel OJSC, ADR (m)	4,163
224	Mobile Telesystems OJSC, ADR (m)	3,207
1,667	Sberbank of Russia (m)	4,446
137	Sberbank of Russia, ADR (a) (m)	1,476
129	Tatneft, ADR (m)	3,799

		24,041

	South Africa — 5.7%
695	African Bank Investments Ltd. (m)	3,002
143	Exxaro Resources Ltd. (m)	3,199
52	Kumba Iron Ore Ltd. (m)	3,085
141	Sasol Ltd. (m)	6,341
65	Tiger Brands Ltd. (m)	1,874
202	Vodacom Group Ltd. (m)	2,276

		19,777

	South Korea — 17.0%
12	CJ CheilJedang Corp. (m)	3,312
209	DGB Financial Group, Inc. (a) (m)	2,628
75	Dongbu Insurance Co., Ltd. (m)	3,145
138	Hana Financial Group, Inc. (m)	4,943
206	Hynix Semiconductor, Inc. (m)	4,171
36	Hyundai Motor Co. (m)	7,349
212	Industrial Bank of Korea (m)	2,788
54	Kia Motors Corp. (m)	3,475
158	KP Chemical Corp. (m)	2,234
18	Samsung Electronics Co., Ltd. (m)	15,392

SEE NOTES TO FINANCIAL STATEMENTS.

30	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2011

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	South Korea — Continued
109	Samsung Heavy Industries Co., Ltd. (m)	3,332
29	SK Holdings Co., Ltd. (m)	3,874
18	SK Telecom Co., Ltd. (m)	2,370

		59,013

	Taiwan — 7.3%
2,475	China Motor Corp. (m)	2,366
46	Chunghwa Telecom Co., Ltd., ADR (m)	1,552
1,226	E Ink Holdings, Inc. (m)	2,503
1,073	Hon Hai Precision Industry Co., Ltd., Reg. S, GDR (m)	6,003
1,024	Lite-On Technology Corp. (m)	966
800	Taiwan Semiconductor Manufacturing Co., Ltd., ADR (m)	10,101
639	Tripod Technology Corp. (m)	1,661

		25,152

	Thailand — 3.7%
4,218	Charoen Pokphand Foods PCL, NVDR (m)	4,117
3,194	Krung Thai Bank PCL, NVDR (m)	1,564
1,180	PTT Global Chemical PCL (a) (m)	2,512
455	PTT PCL (m)	4,485

		12,678

	Turkey — 3.0%
591	Arcelik A.S. (m)	2,266
140	Tupras Turkiye Petrol Rafinerileri A.S. (m)	3,146
583	Turk Telekomunikasyon A.S. (m)	2,474
1,338	Turkiye Sise ve Cam Fabrikalari A.S. (m)	2,555

		10,441

	Ukraine — 0.7%
104	Kernel Holding S.A. (a) (m)	2,246

	United Arab Emirates — 1.0%
379	Dragon Oil plc (m)	3,357

	United Kingdom — 0.8%
1,516	Old Mutual plc (m)	2,663

	Total Common Stocks (Cost $356,402)	322,375

Preferred Stocks — 3.1%
	Brazil — 3.1%
312	Banco do Estado do Rio Grande do Sul (m)	3,297
195	Cia de Bebidas das Americas, ADR (m)	6,569
46	Itau Unibanco Holding S.A., ADR (m)	874
3	Telefonica Brasil S.A. (m)	101

	Total Preferred Stocks (Cost $10,259)	10,841

SHARES	SECURITY DESCRIPTION	VALUE($)

Short-Term Investment — 3.6%
	Investment Company — 3.6%
12,370	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.080% (b) (l) (Cost $12,370)	12,370

	Total Investments — 99.8% (Cost $379,031)	345,586
	Other Assets in Excess of Liabilities — 0.2%	647

	NET ASSETS — 100.0%	$346,233

Percentages indicated are based on net assets.

Summary of Investments by Industry, October 31, 2011

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE
Oil, Gas & Consumable Fuels	17.6%
Commercial Banks	13.3
Semiconductors & Semiconductor Equipment	9.1
Metals & Mining	7.7
Automobiles	6.1
Food Products	5.6
Wireless Telecommunication Services	4.8
Insurance	3.5
Diversified Telecommunication Services	3.2
IT Services	3.0
Electronic Equipment, Instruments & Components	2.9
Beverages	2.6
Household Durables	2.2
Chemicals	2.2
Industrial Conglomerates	2.1
Personal Products	1.4
Electric Utilities	1.3
Computers & Peripherals	1.2
Tobacco	1.2
Machinery	1.0
Others (each less than 1.0%)	4.4
Short-Term Investment	3.6

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2011	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	31

JPMorgan Emerging Markets Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2011

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 85.8%
	Brazil — 4.8%
1,422	Cielo S.A. (m)	37,957
3,296	OGX Petroleo e Gas Participacoes S.A. (a) (m)	27,610
1,193	Ultrapar Participacoes S.A. (m)	21,208
1,505	Weg S.A. (m)	16,968

		103,743

	Chile — 1.9%
502	Banco Santander Chile, ADR (m)	41,035

	China — 16.0%
7,665	Anhui Conch Cement Co., Ltd., Class H (m)	27,872
65,882	China Construction Bank Corp., Class H (m)	48,406
20,206	China Merchants Bank Co., Ltd., Class H (m)	40,798
40,825	CNOOC Ltd. (m)	77,174
731	New Oriental Education & Technology Group, ADR (a) (m)	21,655
7,948	Ping An Insurance Group Co. of China Ltd., Class H (m)	58,946
4,016	Tingyi Cayman Islands Holding Corp. (m)	11,422
5,268	Tsingtao Brewery Co., Ltd., Class H (f) (i)	26,788
26,101	Want Want China Holdings Ltd. (m)	24,200
3,591	Wumart Stores, Inc., Class H (f) (i)	7,248

		344,509

	Egypt — 0.6%
315	Orascom Construction Industries (m)	12,700

	Hong Kong — 9.8%
12,853	AIA Group Ltd. (m)	39,300
5,971	China Mobile Ltd. (m)	56,750
3,582	China Resources Enterprise Ltd. (m)	13,082
7,844	Hang Lung Properties Ltd. (m)	28,566
635	Jardine Matheson Holdings Ltd. (m)	31,993
22,312	Li & Fung Ltd. (m)	43,000

		212,691

	Hungary — 0.7%
945	OTP Bank plc (m)	14,819

	India — 11.8%
736	ACC Ltd. (m)	17,995
2,412	Ambuja Cements Ltd. (m)	7,644
6,152	Bharti Airtel Ltd. (m)	49,252
5,984	Housing Development Finance Corp., Ltd. (m)	84,188
173	Infosys Ltd. (m)	10,103
902	Infosys Ltd., ADR (m)	52,860
1,479	Jindal Steel & Power Ltd. (m)	16,951
858	United Spirits Ltd. (m)	15,378

		254,371

SHARES	SECURITY DESCRIPTION	VALUE($)

	Indonesia — 3.9%
6,513	Astra International Tbk PT (m)	50,217
32,065	Bank Rakyat Indonesia Persero Tbk PT (m)	24,108
6,068	Unilever Indonesia Tbk PT (m)	10,667

		84,992

	Luxembourg — 2.0%
220	Oriflame Cosmetics S.A. (m)	8,748
1,111	Tenaris S.A., ADR (m)	35,335

		44,083

	Malaysia — 0.3%
400	British American Tobacco Malaysia Bhd (f) (i)	6,016

	Mexico — 3.4%
8,450	Grupo Financiero Banorte S.A.B. de C.V., Class O (m)	28,817
17,465	Wal-Mart de Mexico S.A.B. de C.V., Series V (m)	45,081

		73,898

	Russia — 2.8%
358	Magnit OJSC, GDR (e) (m)	9,152
698	Magnit OJSC, Reg. S, GDR (m)	17,737
12,745	Sberbank of Russia (m)	33,997

		60,886

	South Africa — 7.2%
4,560	African Bank Investments Ltd. (m)	19,687
10,077	FirstRand Ltd. (m)	24,951
1,152	Impala Platinum Holdings Ltd. (m)	26,451
900	Massmart Holdings Ltd. (m)	17,922
2,273	MTN Group Ltd. (m)	39,505
594	Naspers Ltd., Class N (m)	28,189

		156,705

	South Korea — 11.8%
83	E-Mart Co., Ltd. (a) (m)	21,576
209	Hyundai Mobis (m)	59,730
234	Hyundai Motor Co. (m)	47,200
53	POSCO (m)	18,209
120	Samsung Electronics Co., Ltd. (m)	103,536
23	Shinsegae Co., Ltd. (m)	5,862

		256,113

	Taiwan — 5.4%
7,632	Delta Electronics, Inc. (m)	17,945
9,735	Hon Hai Precision Industry Co., Ltd. (m)	26,687
3,518	Taiwan Semiconductor Manufacturing Co., Ltd. (m)	8,574
4,958	Taiwan Semiconductor Manufacturing Co., Ltd., ADR (m)	62,571

		115,777

SEE NOTES TO FINANCIAL STATEMENTS.

32	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2011

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Turkey — 2.8%
3,512	KOC Holding A.S. (m)	12,485
13,599	Turkiye Garanti Bankasi A.S. (m)	47,714

		60,199

	United States — 0.6%
583	NII Holdings, Inc. (a) (m)	13,726

	Total Common Stocks (Cost $1,682,641)	1,856,263

Preferred Stocks — 12.7%
	Brazil — 12.7%
1,718	Cia de Bebidas das Americas, ADR (m)	57,943
1,207	Itau Unibanco Holding S.A. (m)	23,176
1,571	Itau Unibanco Holding S.A., ADR (m)	30,038
2,910	Petroleo Brasileiro S.A., ADR (m)	73,589
3,745	Vale S.A., ADR (m)	88,380

	Total Preferred Stocks (Cost $218,856)	273,126

Short-Term Investment — 1.5%
	Investment Company — 1.5%
33,314	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.080% (b) (l) (Cost $33,314)	33,314

	Total Investments — 100.0% (Cost $1,934,811)	2,162,703
	Other Assets in Excess of Liabilities — 0.0% (g)	1,063

	NET ASSETS — 100.0%	$2,163,766

Percentages indicated are based on net assets.

Summary of Investments by Industry, October 31, 2011

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE
Commercial Banks	15.4%
Oil, Gas & Consumable Fuels	9.2
Semiconductors & Semiconductor Equipment	8.1
Wireless Telecommunication Services	7.4
Metals & Mining	6.9
Food & Staples Retailing	6.1
IT Services	4.7
Beverages	4.6
Insurance	4.6
Automobiles	4.5
Thrifts & Mortgage Finance	3.9
Auto Components	2.8
Construction Materials	2.5
Diversified Financial Services	2.1
Electronic Equipment, Instruments & Components	2.1
Industrial Conglomerates	2.0
Distributors	2.0
Food Products	1.6
Energy Equipment & Services	1.6
Real Estate Management & Development	1.3
Media	1.3
Diversified Consumer Services	1.0
Others (each less than 1.0%)	2.8
Short-Term Investment	1.5

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2011	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	33

JPMorgan Global Equity Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2011

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)

Common Stocks — 97.9%
		Australia — 2.6%
3		QBE Insurance Group Ltd. (m)	52
10		Tatts Group Ltd. (m)	24

			76

		China — 1.4%
57		China Construction Bank Corp., Class H (m)	42

		Finland — 3.3%
2		Sampo OYJ, Class A (m)	58
3		UPM-Kymmene OYJ (m)	39

			97

		France — 13.3%
1		Cie de St-Gobain (m)	45
1		GDF Suez (m)	32
—	(h)	PPR (m)	41
1		Sanofi (m)	45
1		Schneider Electric S.A. (m)	81
1		Sodexo (m)	42
2		Suez Environnement Co. (m)	28
1		Total S.A. (m)	38
—	(h)	Unibail-Rodamco SE (m)	38

			390

		Germany — 10.2%
1		Allianz SE (m)	73
1		BASF SE (m)	56
1		Daimler AG (m)	42
1		Deutsche Boerse AG (a) (m)	37
3		Deutsche Telekom AG (m)	42
2		E.ON AG (m)	49

			299

		Hong Kong — 1.6%
5		Hutchison Whampoa Ltd. (m)	46

		Italy — 1.7%
2		ENI S.p.A. (m)	49

		Japan — 8.5%
1		Canon, Inc. (m)	50
1		Daito Trust Construction Co., Ltd. (m)	44
—	(h)	Japan Tobacco, Inc. (m)	50
1		Nippon Telegraph & Telephone Corp. (m)	51
5		Sumitomo Corp. (m)	56

			251

		Netherlands — 5.0%
2		Koninklijke KPN N.V. (m)	31
2		Royal Dutch Shell plc, Class A (m)	72
1		Unilever N.V. CVA (m)	43

			146

SHARES		SECURITY DESCRIPTION	VALUE($)

		New Zealand — 0.9%
13		Telecom Corp. of New Zealand Ltd. (m)	27

		Norway — 1.5%
4		DnB NOR ASA (m)	44

		Singapore — 2.7%
4		Singapore Airlines Ltd. (m)	37
17		Singapore Telecommunications Ltd. (m)	43

			80

		South Africa — 0.7%
5		African Bank Investments Ltd. (m)	21

		South Korea — 0.9%
2		KT Corp., ADR (m)	27

		Sweden — 1.3%
4		Telefonaktiebolaget LM Ericsson, Class B (m)	39

		Switzerland — 1.4%
1		Novartis AG (m)	40

		United Kingdom — 10.2%
1		British American Tobacco plc (m)	65
4		Cairn Energy plc (a) (m)	21
9		Centrica plc (m)	42
2		GlaxoSmithKline plc (m)	51
4		HSBC Holdings plc (m)	32
1		Standard Chartered plc (m)	32
21		Vodafone Group plc (m)	57

			300

		United States — 30.7%
1		Abbott Laboratories (m)	29
1		Bristol-Myers Squibb Co. (m)	38
1		Carnival Corp. (m)	42
2		CenterPoint Energy, Inc. (m)	35
—	(h)	Chevron Corp. (m)	45
1		Coca-Cola Co. (The) (m)	67
1		ConocoPhillips (m)	37
1		E.I. du Pont de Nemours & Co. (m)	71
3		Frontier Communications Corp. (m)	19
—	(h)	International Business Machines Corp. (m)	59
1		Mattel, Inc. (m)	41
—	(h)	McDonald’s Corp. (m)	43
1		Merck & Co., Inc. (m)	47
1		Paychex, Inc. (m)	27
3		Pfizer, Inc. (m)	53
1		Sysco Corp. (m)	29
2		Time Warner, Inc. (m)	79
1		Verizon Communications, Inc. (m)	46
2		Wells Fargo & Co. (m)	49

SEE NOTES TO FINANCIAL STATEMENTS.

34	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2011

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	United States — Continued
2	Xcel Energy, Inc. (m)	49

		905

	Total Common Stocks (Cost $3,058)	2,879

	Total Investments — 97.9% (Cost $3,058)	2,879
	Other Assets in Excess of Liabilities — 2.1%	65

	NET ASSETS — 100.0%	$2,944

Percentages indicated are based on net assets.

Summary of Investments by Industry, October 31, 2011

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE
Pharmaceuticals	10.5%
Diversified Telecommunication Services	10.0
Oil, Gas & Consumable Fuels	9.1
Commercial Banks	6.9
Multi-Utilities	6.5
Insurance	6.3
Hotels, Restaurants & Leisure	5.3
Chemicals	4.4
Tobacco	4.0
IT Services	3.0
Electrical Equipment	2.8
Media	2.7
Beverages	2.3
Diversified Financial Services	2.0
Wireless Telecommunication Services	2.0
Trading Companies & Distributors	1.9
Office Electronics	1.7
Electric Utilities	1.7
Industrial Conglomerates	1.6
Building Products	1.6
Real Estate Management & Development	1.5
Food Products	1.5
Automobiles	1.5
Multiline Retail	1.4
Leisure Equipment & Products	1.4
Communications Equipment	1.4
Paper & Forest Products	1.4
Real Estate Investment Trusts (REITs)	1.3
Airlines	1.3
Food & Staples Retailing	1.0

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2011	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	35

JPMorgan Global Equity Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2011 (continued)

(Amounts in thousands, except number of contracts)

Forward Foreign Currency Exchange Contracts
CONTRACTS TO BUY	CURRENCY	COUNTERPARTY	SETTLEMENT DATE	SETTLEMENT VALUE		VALUE AT 10/31/11		NET UNREALIZED APPRECIATION (DEPRECIATION)
17,015	CAD
12,033	for EUR	Royal Bank of Canada	12/20/11	$17	#	$17	#	$—	(h)
15,371	CHF
12,600	for EUR	Citibank, N.A.	12/20/11	18	#	18	#	—	(h)
10,029	EUR
1,026,628	for JPY	Citibank, N.A.	12/20/11	13	#	14	#	1
31,480	AUD	Royal Bank of Canada	12/20/11	32		33		1
145,125	CAD	Royal Bank of Canada	12/20/11	146		145		(1)
48,889	CHF	Royal Bank of Canada	12/20/11	56		56		—	(h)
40,262	EUR	Citibank, N.A.	12/20/11	56		56		—	(h)
14,277	EUR	HSBC Bank, N.A.	12/20/11	20		20		—	(h)
43,307	EUR	Westpac Banking Corp.	12/20/11	58		60		2
139,501	HKD	Morgan Stanley	12/20/11	18		17		(1)
3,494,582	JPY	Westpac Banking Corp.	12/20/11	46		45		(1)
				$480		$481		$1

CONTRACTS TO SELL	CURRENCY	COUNTERPARTY	SETTLEMENT DATE	SETTLEMENT VALUE		VALUE AT 10/31/11		NET UNREALIZED APPRECIATION (DEPRECIATION)
14,106	EUR	Citibank, N.A.	12/20/11	$19		$20		$(1)
74,775	EUR	Credit Suisse International	12/20/11	102		103		(1)
11,059	EUR	HSBC Bank, N.A.	12/20/11	15		15		—	(h)
25,135	EUR	Morgan Stanley	12/20/11	34		35		(1)
13,163	EUR	Royal Bank of Canada	12/20/11	18		18		—	(h)
316,247	EUR	State Street Corp.	12/20/11	436		437		(1)
12,101	EUR	Union Bank of Switzerland AG	12/20/11	16		16		—	(h)
13,171	EUR	Westpac Banking Corp.	12/20/11	18		18		—	(h)
18,401	GBP	Citibank, N.A.	12/20/11	29		30		(1)
30,721	GBP	State Street Corp.	12/20/11	49		50		(1)
83,240	HKD	State Street Corp.	12/20/11	11		11		—	(h)
116,593	HKD	Union Bank of Switzerland AG	12/20/11	15		15		—	(h)
123,309	NOK	Westpac Banking Corp.	12/20/11	22		22		—	(h)
23,306	NZD	HSBC Bank, N.A.	12/20/11	18		19		(1)
85,409	SGD	Westpac Banking Corp.	12/20/11	69		68		1
				$871		$877		$(6)

#	For cross-currency exchange contracts, the settlement value is the U.S. Dollar market value at 10/31/11 of the currency being sold, and the value at 10/31/11 is the U.S. Dollar market value of the currency being purchased.

SEE NOTES TO FINANCIAL STATEMENTS.

36	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2011

JPMorgan Global Opportunities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2011

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)

Common Stocks — 99.3%
		Australia — 2.5%
2		InterOil Corp. (a) (m)	115

		Austria — 1.1%
1		Erste Group Bank AG (m)	29
—	(h)	Schoeller-Bleckmann Oilfield Equipment AG (m)	21

			50

		Belgium — 3.4%
1		Anheuser-Busch InBev N.V. (m)	59
2		KBC Groep N.V. (m)	38
1		Solvay S.A. (m)	59

			156

		Brazil — 0.7%
2		Cosan Ltd., Class A (m)	29

		Canada — 2.4%
3		First Quantum Minerals Ltd. (m)	69
3		Kinross Gold Corp. (m)	39

			108

		China — 1.2%
8		Ping An Insurance Group Co. of China Ltd., Class H (m)	56

		Denmark — 1.5%
1		Carlsberg A/S, Class B (m)	68

		Finland — 3.8%
2		Nokian Renkaat OYJ (m)	74
4		Stora Enso OYJ, Class R (m)	25
6		UPM-Kymmene OYJ (m)	74

			173

		France — 3.5%
1		Bouygues S.A. (m)	40
1		Schneider Electric S.A. (m)	54
1		Sodexo (m)	67

			161

		Germany — 3.8%
1		Bayer AG (m)	87
1		Continental AG (a) (m)	53
—	(h)	Hamburger Hafen und Logistik AG (m)	5
—	(h)	Lanxess AG (m)	28

			173

		Ireland — 4.9%
2		Covidien plc (m)	84
5		Experian plc (m)	67
2		Shire plc (m)	73

			224

SHARES		SECURITY DESCRIPTION	VALUE($)

		Israel — 1.5%
2		Teva Pharmaceutical Industries Ltd., ADR (m)	69

		Italy — 0.9%
8		Snam Rete Gas S.p.A. (m)	39

		Japan — 11.3%
—	(h)	Japan Tobacco, Inc. (m)	145
10		JX Holdings, Inc. (m)	60
—	(h)	KDDI Corp. (m)	81
10		Marubeni Corp. (m)	58
4		Mitsubishi Electric Corp. (m)	37
40		Nippon Sheet Glass Co., Ltd. (m)	86
1		ORIX Corp. (m)	46

			513

		Netherlands — 3.2%
2		Koninklijke KPN N.V. (m)	30
3		Royal Dutch Shell plc, Class A (m)	114

			144

		Norway — 1.7%
4		Telenor ASA (m)	77

		South Africa — 0.5%
5		African Bank Investments Ltd. (m)	23

		South Korea — 1.1%
1		POSCO, ADR (m)	48

		Sweden — 1.4%
6		Telefonaktiebolaget LM Ericsson, Class B (m)	62

		Switzerland — 5.2%
3		ABB Ltd. (a) (m)	53
1		ACE Ltd. (m)	69
—	(h)	Kuehne & Nagel International AG (m)	54
1		Tyco International Ltd. (m)	58

			234

		Taiwan — 1.4%
24		Hon Hai Precision Industry Co., Ltd. (m)	65

		United Arab Emirates — 0.4%
4		Lamprell plc (m)	16

		United Kingdom — 17.0%
5		Afren plc (a) (m)	8
2		APR Energy plc (a) (m)	35
7		Associated British Foods plc (m)	121
3		BG Group plc (m)	69
10		Cairn Energy plc (a) (m)	46
12		Centrica plc (m)	55
7		Homeserve plc (m)	39
4		Intercontinental Hotels Group plc (m)	65
85		Lloyds Banking Group plc (a) (m)	44

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2011	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	37

JPMorgan Global Opportunities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2011 (continued)

(Amounts in thousands, except number of contracts)

SHARES		SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
		United Kingdom — Continued
—	(h)	Man Group plc (m)	1
2		Petrofac Ltd. (m)	55
6		Petropavlovsk plc (m)	70
16		Resolution Ltd. (m)	69
62		Taylor Wimpey plc (a) (m)	37
3		Tullow Oil plc (m)	58

			772

		United States — 24.9%
1		Aflac, Inc. (m)	55
—	(h)	Amazon.com, Inc. (a) (m)	70
1		American Express Co. (m)	54
1		Biogen Idec, Inc. (a) (m)	70
1		Capital One Financial Corp. (m)	57
2		Carnival Corp. (m)	58
2		CBS Corp., Class B (m)	63
2		Citigroup, Inc. (m)	75
1		Fluor Corp. (m)	67
1		Kansas City Southern (a) (m)	66
3		Lowe’s Cos., Inc. (m)	71
1		Occidental Petroleum Corp. (m)	63
1		PACCAR, Inc. (m)	63
2		TD Ameritrade Holding Corp. (m)	35
1		Union Pacific Corp. (m)	75
1		UnitedHealth Group, Inc. (m)	56
—	(h)	V.F. Corp. (m)	49
3		Wells Fargo & Co. (m)	84

			1,131

		Total Common Stocks (Cost $4,549)	4,506

		Total Investments — 99.3% (Cost $4,549)	4,506
		Other Assets in Excess of Liabilities — 0.7%	33

		NET ASSETS — 100.0%	$4,539

Percentages indicated are based on net assets.

Summary of Investments by Industry, October 31, 2011

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE
Oil, Gas & Consumable Fuels	11.8%
Insurance	5.5
Pharmaceuticals	5.1
Metals & Mining	5.0
Commercial Banks	4.3
Hotels, Restaurants & Leisure	4.2
Food Products	3.3
Tobacco	3.2
Diversified Financial Services	3.2
Electrical Equipment	3.2
Road & Rail	3.1
Beverages	2.8
Auto Components	2.8
Consumer Finance	2.5
Diversified Telecommunication Services	2.4
Construction & Engineering	2.4
Paper & Forest Products	2.2
Energy Equipment & Services	2.0
Chemicals	2.0
Building Products	1.9
Health Care Equipment & Supplies	1.9
Wireless Telecommunication Services	1.8
Specialty Retail	1.6
Internet & Catalog Retail	1.6
Biotechnology	1.6
Capital Markets	1.6
Professional Services	1.5
Electronic Equipment, Instruments & Components	1.4
Media	1.4
Machinery	1.4
Communications Equipment	1.4
Trading Companies & Distributors	1.3
Industrial Conglomerates	1.3
Health Care Providers & Services	1.2
Multi-Utilities	1.2
Marine	1.2
Textiles, Apparel & Luxury Goods	1.1
Others (each less than 1.0%)	2.6

SEE NOTES TO FINANCIAL STATEMENTS.

38	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2011

Forward Foreign Currency Exchange Contracts
CONTRACTS TO BUY	CURRENCY	COUNTERPARTY	SETTLEMENT DATE	SETTLEMENT VALUE	VALUE AT 10/31/11	NET UNREALIZED APPRECIATION (DEPRECIATION)
185,366	AUD	State Street Corp.	12/09/11	$196	$194	$(2)
135,408	CAD	State Street Corp.	12/09/11	138	136	(2)
53,367	CHF	State Street Corp.	12/09/11	69	61	(8)
45,427	EUR	Citibank, N.A.	12/09/11	65	63	(2)
18,586	EUR	Royal Bank of Canada	12/09/11	26	26	— (h)
24,418	EUR	TD Bank Financial Group	12/09/11	34	34	— (h)
14,878	EUR	Westpac Banking Corp.	12/09/11	20	21	1
26,584	GBP	State Street Corp.	12/09/11	43	43	— (h)
16,525	GBP	Union Bank of Switzerland AG	12/09/11	26	27	1
8,780	GBP	Westpac Banking Corp.	12/09/11	14	14	— (h)
461,222	HKD	State Street Corp.	12/09/11	59	59	— (h)
331,338	HKD	Union Bank of Switzerland AG	12/09/11	43	43	— (h)
2,234,706	JPY	BNP Paribas	12/09/11	29	29	— (h)
4,633,999	JPY	Citibank, N.A.	12/09/11	60	59	(1)
4,540,730	JPY	Royal Bank of Canada	12/09/11	59	58	(1)
3,908,395	JPY	State Street Corp.	12/09/11	51	50	(1)
66,196	SGD	State Street Corp.	12/09/11	55	53	(2)
				$987	$970	$(17)

CONTRACTS TO SELL	CURRENCY	COUNTERPARTY	SETTLEMENT DATE	SETTLEMENT VALUE	VALUE AT 10/31/11	NET UNREALIZED APPRECIATION (DEPRECIATION)
22,703	AUD	Barclays Bank plc	12/09/11	$22	$24	$(2)
37,737	CHF	Deutsche Bank AG	12/09/11	47	43	4
218,928	DKK	State Street Corp.	12/09/11	42	41	1
19,375	EUR	Citibank, N.A.	12/09/11	26	26	— (h)
31,230	EUR	Royal Bank of Canada	12/09/11	43	44	(1)
304,069	EUR	State Street Corp.	12/09/11	433	421	12
20,404	EUR	Union Bank of Switzerland AG	12/09/11	29	28	1
16,141	GBP	Morgan Stanley	12/09/11	25	26	(1)
34,406	GBP	Royal Bank of Canada	12/09/11	54	55	(1)
234,802	GBP	State Street Corp.	12/09/11	380	377	3
53,165	GBP	Union Bank of Switzerland AG	12/09/11	86	86	— (h)
20,162	GBP	Westpac Banking Corp.	12/09/11	31	32	(1)
185,290	HKD	BNP Paribas	12/09/11	24	24	— (h)
182,280	HKD	Citibank, N.A.	12/09/11	23	23	— (h)
2,767,651	JPY	Deutsche Bank AG	12/09/11	36	35	1
18,871,922	JPY	State Street Corp.	12/09/11	246	242	4
2,064,718	JPY	TD Bank Financial Group	12/09/11	26	26	— (h)
257,958	NOK	State Street Corp.	12/09/11	47	46	1
22,736	SGD	Westpac Banking Corp.	12/09/11	17	17	— (h)
				$1,637	$1,616	$21

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2011	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	39

JPMorgan International Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2011

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 97.4%
	Australia — 3.7%
501	BHP Billiton Ltd. (m)	19,594
87	Rio Tinto Ltd. (m)	6,236

		25,830

	Belgium — 1.5%
195	Anheuser-Busch InBev N.V. (m)	10,797

	China — 3.2%
7,980	China Construction Bank Corp., Class H (m)	5,863
3,697	CNOOC Ltd. (m)	6,989
11,174	Industrial & Commercial Bank of China, Class H (m)	6,978
975	Sands China Ltd. (a) (m)	2,929

		22,759

	France — 13.9%
174	Accor S.A. (m)	5,675
458	AXA S.A. (m)	7,370
148	BNP Paribas S.A. (m)	6,625
84	Imerys S.A. (m)	4,778
113	Lafarge S.A. (m)	4,593
60	LVMH Moet Hennessy Louis Vuitton S.A. (m)	9,889
76	Pernod-Ricard S.A. (m)	7,029
42	PPR (m)	6,561
142	Sanofi (m)	10,163
124	Schneider Electric S.A. (m)	7,267
132	Societe Generale S.A. (m)	3,770
77	Technip S.A. (m)	7,296
329	Total S.A. (m)	17,143

		98,159

	Germany — 6.6%
142	Bayer AG (m)	9,043
77	Fresenius Medical Care AG & Co. KGaA (m)	5,605
40	Linde AG (m)	6,365
200	SAP AG (m)	12,067
86	Siemens AG (m)	8,972
160	Symrise AG (m)	4,139

		46,191

	Hong Kong — 1.6%
2,014	Belle International Holdings Ltd. (m)	3,950
2,121	Hang Lung Properties Ltd. (m)	7,724

		11,674

	Ireland — 1.2%
813	WPP plc (m)	8,420

	Israel — 0.9%
153	Teva Pharmaceutical Industries Ltd., ADR (m)	6,249

SHARES	SECURITY DESCRIPTION	VALUE($)

	Italy — 0.7%
2,656	Intesa Sanpaolo S.p.A. (m)	4,688

	Japan — 16.2%
224	Canon, Inc. (m)	10,163
155	Daikin Industries Ltd. (m)	4,590
73	East Japan Railway Co. (m)	4,402
41	FANUC Corp. (m)	6,548
304	Honda Motor Co., Ltd. (m)	9,079
2	Japan Tobacco, Inc. (m)	8,122
346	Komatsu Ltd. (m)	8,555
856	Kubota Corp. (m)	7,050
367	Mitsubishi Corp. (m)	7,542
74	Murata Manufacturing Co., Ltd. (m)	4,145
73	Nidec Corp. (m)	5,999
10	Nintendo Co., Ltd. (m)	1,569
141	Omron Corp. (m)	3,041
149	Shin-Etsu Chemical Co., Ltd. (m)	7,657
48	SMC Corp. (m)	7,419
439	Sumitomo Corp. (m)	5,435
270	Toyota Motor Corp. (m)	8,961
12	Yahoo! Japan Corp. (m)	3,886

		114,163

	Mexico — 0.6%
160	America Movil S.A.B. de C.V., Series L, , ADR (m)	4,056

	Netherlands — 5.4%
977	ING Groep N.V. CVA (a) (m)	8,421
446	Reed Elsevier N.V. (m)	5,475
689	Royal Dutch Shell plc, Class A (m)	24,421

		38,317

	South Korea — 1.1%
18	Samsung Electronics Co., Ltd., GDR (e) (m)	7,643

	Spain — 1.5%
541	Banco Bilbao Vizcaya Argentaria S.A. (m)	4,867
62	Inditex S.A. (m)	5,629

		10,496

	Sweden — 1.0%
338	Atlas Copco AB, Class A (m)	7,356

	Switzerland — 11.9%
400	ABB Ltd. (a) (m)	7,523
259	Credit Suisse Group AG (a) (m)	7,468
85	Holcim Ltd. (a) (m)	5,362
305	Nestle S.A. (m)	17,659
218	Novartis AG (m)	12,269
62	Roche Holding AG (m)	10,133
4	SGS S.A. (m)	6,049

SEE NOTES TO FINANCIAL STATEMENTS.

40	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2011

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Switzerland — Continued
490	Xstrata plc (m)	8,163
40	Zurich Financial Services AG (a) (m)	9,198

		83,824

	Taiwan — 1.0%
565	Taiwan Semiconductor Manufacturing Co., Ltd., ADR (m)	7,128

	United Kingdom — 25.4%
1,996	Barclays plc (m)	6,187
725	BG Group plc (m)	15,728
274	British American Tobacco plc (m)	12,572
382	Burberry Group plc (m)	8,208
1,283	Centrica plc (m)	6,109
513	GlaxoSmithKline plc (m)	11,510
1,612	HSBC Holdings plc (m)	14,084
707	ICAP plc (m)	4,561
240	Imperial Tobacco Group plc (m)	8,755
1,106	Man Group plc (m)	2,644
973	Marks & Spencer Group plc (m)	5,014
523	Meggitt plc (m)	3,227
884	Prudential plc (m)	9,133
165	Rio Tinto plc (m)	8,902
674	Standard Chartered plc (m)	15,738
1,591	Tesco plc (m)	10,259
339	Tullow Oil plc (m)	7,607
358	Unilever plc (m)	11,991
5,988	Vodafone Group plc (m)	16,626

		178,855

	Total Common Stocks (Cost $591,317)	686,605

Preferred Stock — 1.4%
	Germany — 1.4%
55	Volkswagen AG (m) (Cost $6,596)	9,514

Short-Term Investment — 4.1%
	Investment Company — 4.1%
29,166	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.080% (b) (l) (Cost $29,166)	29,166

	Total Investments — 102.9% (Cost $627,079)	725,285
	Liabilities in Excess of Other Assets — (2.9)%	(20,197)

	NET ASSETS — 100.0%	$705,088

Percentages indicated are based on net assets.

Summary of Investments by Industry, October 31, 2011

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE
Oil, Gas & Consumable Fuels	9.9%
Commercial Banks	9.5
Pharmaceuticals	8.2
Metals & Mining	5.9
Machinery	5.1
Food Products	4.1
Tobacco	4.1
Automobiles	3.8
Insurance	3.5
Electrical Equipment	2.9
Wireless Telecommunication Services	2.9
Chemicals	2.5
Textiles, Apparel & Luxury Goods	2.5
Beverages	2.5
Semiconductors & Semiconductor Equipment	2.0
Construction Materials	2.0
Capital Markets	2.0
Media	1.9
Software	1.9
Trading Companies & Distributors	1.8
Multiline Retail	1.6
Food & Staples Retailing	1.4
Office Electronics	1.4
Specialty Retail	1.3
Industrial Conglomerates	1.2
Hotels, Restaurants & Leisure	1.2
Diversified Financial Services	1.2
Real Estate Management & Development	1.1
Energy Equipment & Services	1.0
Electronic Equipment, Instruments & Components	1.0
Others (each less than 1.0%)	4.6
Short-Term Investment	4.0

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2011	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	41

JPMorgan International Equity Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2011

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)

Common Stocks — 94.5%
		Australia — 5.0%
16		AGL Energy Ltd. (m)	240
87		Alumina Ltd. (m)	133
43		Amcor Ltd. (m)	311
97		AMP Ltd. (m)	434
105		Asciano Ltd. (m)	167
6		ASX Ltd. (m)	200
90		Australia & New Zealand Banking Group Ltd. (m)	2,032
13		Bendigo and Adelaide Bank Ltd. (m)	130
449		BGP Holdings Beneficial Interest Share (a) (f) (i)	—
111		BHP Billiton Ltd. (m)	4,357
63		BlueScope Steel Ltd. (m)	55
26		Boral Ltd. (m)	108
51		Brambles Ltd. (m)	352
5		Caltex Australia Ltd. (m)	64
60		CFS Retail Property Trust (m)	115
20		Coca-Cola Amatil Ltd. (m)	256
2		Cochlear Ltd. (m)	124
54		Commonwealth Bank of Australia (m)	2,774
15		Computershare Ltd. (m)	117
16		Crown Ltd. (m)	139
18		CSL Ltd. (m)	553
173		Dexus Property Group (m)	154
—	(h)	DuluxGroup Ltd. (m)	—	(h)
25		Echo Entertainment Group Ltd. (a) (m)	96
76		Fairfax Media Ltd. (m)	74
43		Fortescue Metals Group Ltd. (m)	217
67		Foster’s Group Ltd. (m)	374
246		Goodman Group (m)	160
62		GPT Group (m)	206
18		Harvey Norman Holdings Ltd. (m)	41
15		Iluka Resources Ltd. (m)	242
57		Incitec Pivot Ltd. (m)	207
73		Insurance Australia Group Ltd. (m)	240
5		Leighton Holdings Ltd. (m)	114
19		Lend Lease Group (m)	156
61		Lynas Corp., Ltd. (a) (m)	76
6		MacArthur Coal Ltd. (m)	102
12		Macquarie Group Ltd. (m)	310
13		MAp Group (m)	45
28		Metcash Ltd. (m)	121
124		Mirvac Group (m)	162
75		National Australia Bank Ltd. (m)	2,008
27		Newcrest Mining Ltd. (m)	937
45		OneSteel Ltd. (m)	58
13		Orica Ltd. (m)	340
37		Origin Energy Ltd. (m)	552

SHARES	SECURITY DESCRIPTION	VALUE($)

	Australia — Continued
12	OZ Minerals Ltd. (m)	141
22	Paladin Energy Ltd. (a) (m)	34
38	Qantas Airways Ltd. (a) (m)	63
38	QBE Insurance Group Ltd. (m)	581
60	QR National Ltd. (m)	208
4	Ramsay Health Care Ltd. (m)	88
15	Rio Tinto Ltd. (m)	1,080
30	Santos Ltd. (m)	408
13	Sonic Healthcare Ltd. (m)	152
47	SP AusNet (m)	49
83	Stockland (m)	274
45	Suncorp Group Ltd. (m)	400
26	TABCORP Holdings Ltd. (m)	79
47	Tatts Group Ltd. (m)	115
149	Telstra Corp. Ltd. (m)	485
24	Toll Holdings Ltd. (m)	122
45	Transurban Group (m)	249
35	Wesfarmers Ltd. (m)	1,177
5	Wesfarmers Ltd. (m)	184
76	Westfield Group (m)	608
101	Westfield Retail Trust (m)	269
104	Westpac Banking Corp. (m)	2,421
22	Woodside Petroleum Ltd. (m)	837
42	Woolworths Ltd. (m)	1,050
7	WorleyParsons Ltd. (m)	197

		30,924

	Austria — 1.1%
51	Erste Group Bank AG (m)	1,097
258	IMMOFINANZ AG (a) (m)	846
44	OMV AG (m)	1,547
13	Raiffeisen Bank International AG (m)	359
91	Telekom Austria AG (m)	1,032
19	Verbund AG (m)	550
11	Vienna Insurance Group AG Wiener Versicherung Gruppe (m)	455
30	Voestalpine AG (m)	1,023

		6,909

	Belgium — 1.7%
264	Ageas (m)	529
93	Anheuser-Busch InBev N.V. (m)	5,169
5	Bekaert S.A. (m)	216
18	Belgacom S.A. (m)	552
9	Colruyt S.A. (m)	352
12	Delhaize Group S.A. (m)	790
70	Dexia S.A. (a) (m)	54

SEE NOTES TO FINANCIAL STATEMENTS.

42	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2011

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Belgium — Continued
10	Groupe Bruxelles Lambert S.A. (m)	736
20	KBC Groep N.V. (m)	436
4	Mobistar S.A. (m)	203
7	Solvay S.A. (m)	710
12	UCB S.A. (m)	507
14	Umicore S.A. (m)	584

		10,838

	Bermuda — 0.2%
35	Seadrill Ltd. (m)	1,137

	Brazil — 0.2%
16	BM&F Bovespa S.A. (m)	94
6	BRF - Brasil Foods S.A. (m)	127
3	Natura Cosmeticos S.A. (m)	55
34	Petroleo Brasileiro S.A. (m)	458
17	Vale S.A. (m)	441

		1,175

	Chile — 0.7%
4,053	Banco Santander Chile (m)	314
7	CAP S.A. (m)	287
72	Cencosud S.A. (m)	461
280	Empresa Nacional de Electricidad S.A. (m)	447
82	Empresas CMPC S.A. (m)	341
37	Empresas COPEC S.A. (m)	569
333	Enersis S.A. (m)	134
26	Enersis S.A., ADR (m)	517
9	ENTEL Chile S.A. (m)	174
14	Lan Airlines S.A. (m)	360
41	S.A.C.I. Falabella (m)	387
9	Sociedad Quimica y Minera de Chile S.A., Class B (m)	516

		4,507

	China — 0.6%
672	Bank of China Ltd., Class H (m)	239
26	BBMG Corp., Class H (m)	22
94	BYD Co., Ltd., Class H (a) (m)	226
468	China Construction Bank Corp., Class H (m)	344
75	China Life Insurance Co., Ltd., Class H (m)	194
158	CNOOC Ltd. (m)	299
410	Datang International Power Generation Co., Ltd., Class H (m)	105
41	Foxconn International Holdings Ltd. (a) (m)	27
226	Huaneng Power International, Inc., Class H (m)	102
601	Industrial & Commercial Bank of China, Class H (m)	375

SHARES		SECURITY DESCRIPTION	VALUE($)

		China — Continued
48		Lenovo Group Ltd. (m)	32
431		PetroChina Co., Ltd., Class H (m)	559
17		Ping An Insurance Group Co. of China Ltd., Class H (m)	122
44		Sands China Ltd. (a) (m)	133
91		Shui On Land Ltd. (m)	28
11		Tencent Holdings Ltd. (m)	248
74		Tingyi Cayman Islands Holding Corp. (m)	211
28		Wynn Macau Ltd. (m)	80
54		Yangzijiang Shipbuilding Holdings Ltd. (m)	40
167		Yanzhou Coal Mining Co., Ltd., Class H (m)	415
361		Zhejiang Expressway Co., Ltd., Class H (m)	237

			4,038

		Cyprus — 0.0% (g)
205		Bank of Cyprus Public Co., Ltd. (m)	280

		Denmark — 1.1%
—	(h)	A.P. Moller - Maersk A/S, Class A (m)	251
—	(h)	A.P. Moller - Maersk A/S, Class B (m)	609
8		Carlsberg A/S, Class B (m)	517
2		Coloplast A/S, Class B (m)	231
46		Danske Bank A/S (a) (m)	631
14		DSV A/S (m)	275
29		Novo Nordisk A/S, Class B (m)	3,069
3		Novozymes A/S, Class B (m)	450
4		Pandora A/S (m)	39
25		TDC A/S (m)	202
2		Tryg A/S (m)	108
13		Vestas Wind Systems A/S (a) (m)	206
1		William Demant Holding A/S (a) (m)	115

			6,703

		Finland — 0.8%
9		Elisa OYJ (m)	195
25		Fortum OYJ (m)	596
3		Kesko OYJ, Class B (m)	121
8		Kone OYJ, Class B (m)	454
8		Metso OYJ (m)	304
6		Neste Oil OYJ (m)	77
209		Nokia OYJ (m)	1,410
7		Nokian Renkaat OYJ (m)	253
5		Orion OYJ, Class B (m)	96
7		Outokumpu OYJ (m)	56
7		Pohjola Bank plc, Class A (m)	86
4		Rautaruukki OYJ (m)	47
23		Sampo OYJ, Class A (m)	640

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2011	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	43

JPMorgan International Equity Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2011 (continued)

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
		Finland — Continued
4		Sanoma OYJ (m)	59
32		Stora Enso OYJ, Class R (m)	201
31		UPM-Kymmene OYJ (m)	357
10		Wartsila OYJ (m)	316

			5,268

		France — 8.6%
8		Accor S.A. (m)	278
2		Aeroports de Paris (m)	158
8		Air France-KLM (a) (m)	58
17		Air Liquide S.A. (m)	2,174
143		Alcatel-Lucent (a) (m)	394
13		Alstom S.A. (m)	476
4		Arkema S.A. (m)	244
3		Atos Origin S.A. (m)	142
103		AXA S.A. (m)	1,664
—	(h)	BioMerieux (m)	5
57		BNP Paribas S.A. (m)	2,553
15		Bouygues S.A. (m)	549
3		Bureau Veritas S.A. (m)	252
8		Cap Gemini S.A. (m)	324
35		Carrefour S.A. (m)	922
3		Casino Guichard Perrachon S.A. (m)	322
3		Christian Dior S.A. (m)	479
24		Cie de St-Gobain (m)	1,093
9		Cie Generale de Geophysique-Veritas (a) (m)	188
12		Cie Generale d’Optique Essilor International S.A. (m)	872
8		CNP Assurances (m)	124
11		Compagnie Generale des Etablissements Michelin, Class B (m)	778
55		Credit Agricole S.A. (m)	429
35		Danone (m)	2,417
4		Dassault Systemes S.A. (m)	319
9		Edenred (m)	250
15		EDF S.A. (m)	445
2		Eiffage S.A. (m)	69
—	(h)	Eramet (m)	49
2		Eurazeo (m)	96
6		Eutelsat Communications S.A. (m)	263
2		Fonciere Des Regions (m)	114
111		France Telecom S.A. (m)	1,988
74		GDF Suez (m)	2,084
1		Gecina S.A. (m)	131
30		Groupe Eurotunnel S.A. (m)	272
1		ICADE (m)	113

SHARES		SECURITY DESCRIPTION	VALUE($)

		France — Continued
1		Iliad S.A. (m)	122
2		Imerys S.A. (m)	103
5		JCDecaux S.A. (a) (m)	133
6		Klepierre (m)	196
12		Lafarge S.A. (m)	469
7		Lagardere S.C.A (m)	183
12		Legrand S.A. (m)	434
14		L’Oreal S.A. (m)	1,580
15		LVMH Moet Hennessy Louis Vuitton S.A. (m)	2,492
3		Metropole Television S.A. (m)	50
50		Natixis (m)	159
2		Neopost S.A. (m)	130
—	(h)	PagesJaunes Groupe (m)	2
12		Pernod-Ricard S.A. (m)	1,104
9		Peugeot S.A. (m)	191
5		PPR (m)	720
8		Publicis Groupe S.A. (m)	387
12		Renault S.A. (m)	505
10		Safran S.A. (m)	312
67		Sanofi (m)	4,764
29		Schneider Electric S.A. (m)	1,702
10		SCOR SE (m)	234
2		Societe BIC S.A. (m)	163
38		Societe Generale S.A. (m)	1,081
6		Societe Television Francaise 1 (m)	79
6		Sodexo (m)	435
15		Suez Environnement Co. (m)	242
6		Technip S.A. (m)	570
6		Thales S.A. (m)	211
127		Total S.A. (m)	6,607
5		Unibail-Rodamco SE (m)	1,082
7		Vallourec S.A. (m)	420
22		Veolia Environnement S.A. (m)	305
26		Vinci S.A. (m)	1,289
73		Vivendi S.A. (m)	1,637
2		Wendel S.A. (m)	148

			53,329

		Germany — 11.0%
19		Adidas AG (m)	1,304
40		Allianz SE (m)	4,492
4		Axel Springer AG (m)	144
82		BASF SE (m)	5,957
74		Bayer AG (m)	4,687
29		Bayerische Motoren Werke AG (m)	2,386
9		Beiersdorf AG (m)	538

SEE NOTES TO FINANCIAL STATEMENTS.

44	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2011

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Germany — Continued
3	Brenntag AG (m)	282
8	Celesio AG (m)	124
322	Commerzbank AG (a) (m)	787
7	Continental AG (a) (m)	555
80	Daimler AG (m)	4,080
83	Deutsche Bank AG (m)	3,420
17	Deutsche Boerse AG (a) (m)	962
21	Deutsche Lufthansa AG (m)	280
75	Deutsche Post AG (m)	1,143
250	Deutsche Telekom AG (m)	3,181
161	E.ON AG (m)	3,873
3	Fraport AG Frankfurt Airport Services Worldwide (m)	206
19	Fresenius Medical Care AG & Co. KGaA (m)	1,357
10	Fresenius SE & Co. KGaA (m)	994
16	GEA Group AG (m)	441
5	Hannover Rueckversicherung AG (m)	266
13	HeidelbergCement AG (m)	593
12	Henkel AG & Co. KGaA (m)	590
4	Hochtief AG (m)	263
99	Infineon Technologies AG (m)	889
15	K+S AG (m)	975
8	Kabel Deutschland Holding AG (a) (m)	447
8	Lanxess AG (m)	454
15	Linde AG (m)	2,375
6	MAN SE (m)	522
6	Merck KGaA (m)	561
12	Metro AG (m)	558
17	Muenchener Rueckversicherungs AG (m)	2,256
37	RWE AG (m)	1,590
4	Salzgitter AG (m)	200
82	SAP AG (m)	4,942
73	Siemens AG (m)	7,656
6	Suedzucker AG (m)	165
34	ThyssenKrupp AG (m)	968
15	TUI AG (a) (m)	95
9	United Internet AG (m)	185
2	Volkswagen AG (m)	389
1	Wacker Chemie AG (m)	137

		68,269

	Greece — 0.5%
122	Alpha Bank AE (a) (m)	162
46	Coca Cola Hellenic Bottling Co. S.A. (a) (m)	911
76	EFG Eurobank Ergasias S.A. (a) (m)	70

SHARES	SECURITY DESCRIPTION	VALUE($)

	Greece — Continued
59	Hellenic Telecommunications Organization S.A. (m)	322
240	National Bank of Greece S.A. (a) (m)	554
57	OPAP S.A. (m)	656
27	Public Power Corp. S.A. (m)	233

		2,908

	Hong Kong — 1.0%
160	AIA Group Ltd. (m)	490
4	ASM Pacific Technology Ltd. (m)	42
28	Bank of East Asia Ltd. (m)	103
118	Belle International Holdings Ltd. (m)	231
73	BOC Hong Kong Holdings Ltd. (m)	173
22	Cathay Pacific Airways Ltd. (m)	40
27	Cheung Kong Holdings Ltd. (m)	336
9	Cheung Kong Infrastructure Holdings Ltd. (m)	48
60	China Mobile Ltd. (m)	574
1	Chinese Estates Holdings Ltd. (m)	2
37	CLP Holdings Ltd. (m)	328
22	Esprit Holdings Ltd. (m)	31
23	Galaxy Entertainment Group Ltd. (a) (m)	47
17	Hang Lung Group Ltd. (m)	103
46	Hang Lung Properties Ltd. (m)	168
15	Hang Seng Bank Ltd. (m)	191
18	Henderson Land Development Co., Ltd. (m)	99
92	Hong Kong & China Gas Co., Ltd. (m)	207
20	Hong Kong Exchanges and Clearing Ltd. (m)	332
2	Hopewell Highway Infrastructure Ltd. (m)	1
10	Hopewell Holdings Ltd. (m)	26
6	Hutchison Telecommunications Hong Kong Holdings Ltd. (m)	2
41	Hutchison Whampoa Ltd. (m)	377
12	Hysan Development Co., Ltd. (m)	42
14	Kerry Properties Ltd. (m)	50
110	Li & Fung Ltd. (m)	213
11	Lifestyle International Holdings Ltd. (m)	28
41	Link REIT (The) (m)	141
27	MTR Corp. (m)	86
43	New World Development Ltd. (m)	45
119	Noble Group Ltd. (m)	146
23	NWS Holdings Ltd. (m)	35
4	Orient Overseas International Ltd. (m)	19
76	PCCW Ltd. (m)	30
27	Power Assets Holdings Ltd. (m)	205
26	Shangri-La Asia Ltd. (m)	52
48	Sino Land Co., Ltd. (m)	76

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2011	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	45

JPMorgan International Equity Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2011 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Hong Kong — Continued
31	SJM Holdings Ltd. (m)	53
28	Sun Hung Kai Properties Ltd. (m)	379
14	Swire Pacific Ltd., Class A (m)	167
28	Wharf Holdings Ltd. (m)	151
17	Wheelock & Co., Ltd. (m)	50
4	Wing Hang Bank Ltd. (m)	32
14	Yue Yuen Industrial Holdings Ltd. (m)	39

		5,990

	Hungary — 0.6%
173	Magyar Telekom Telecommunications plc (m)	399
15	MOL Hungarian Oil and Gas plc (a) (m)	1,195
88	OTP Bank plc (m)	1,378
5	Richter Gedeon Nyrt. (m)	829

		3,801

	India — 0.8%
20	Bharat Heavy Electricals Ltd. (m)	127
15	Hindustan Unilever Ltd. (m)	119
31	Housing Development Finance Corp., Ltd. (m)	433
7	ICICI Bank Ltd., ADR (m)	276
9	Infosys Ltd. (m)	540
40	Infrastructure Development Finance Co., Ltd. (m)	109
239	ITC Ltd., GDR (m)	1,040
75	Jaiprakash Associates Ltd. (m)	118
5	Larsen & Toubro Ltd., GDR (m)	136
9	Mahindra & Mahindra Ltd. (m)	151
33	NTPC Ltd. (m)	122
28	Oil & Natural Gas Corp., Ltd. (m)	156
12	Ranbaxy Laboratories Ltd., GDR (m)	127
27	Reliance Industries Ltd. (m)	487
6	Reliance Industries Ltd., GDR (e) (m)	200
75	Sterlite Industries India Ltd. (m)	195
14	Sun Pharmaceutical Industries Ltd. (m)	141
31	Tata Motors Ltd. (m)	125
52	Tata Power Co., Ltd. (m)	108
82	United Phosphorus Ltd. (m)	244

		4,954

	Ireland — 0.8%
4	Allied Irish Banks plc (a) (m)	1
98	CRH plc (m)	1,774
47	Elan Corp. plc (a) (m)	560
23	Elan Corp. plc, ADR (a) (m)	277
26	Experian plc (m)	334
16	James Hardie Industries SE (a) (m)	103
20	Kerry Group plc, Class A (m)	741

SHARES		SECURITY DESCRIPTION	VALUE($)

		Ireland — Continued
27		Ryanair Holdings plc (a) (m)	129
14		Shire plc (m)	453
32		WPP plc (m)	336

			4,708

		Israel — 0.7%
74		Bank Hapoalim BM (m)	288
83		Bank Leumi Le-Israel BM (m)	286
123		Bezeq Israeli Telecommunication Corp., Ltd. (m)	260
2		Cellcom Israel Ltd. (m)	51
2		Cellcom Israel Ltd. (m)	33
—	(h)	Delek Group Ltd. (m)	63
2		Elbit Systems Ltd. (m)	73
31		Israel Chemicals Ltd. (m)	369
—	(h)	Israel Corp., Ltd. (The) (m)	118
55		Israel Discount Bank Ltd., Class A (a) (m)	92
—	(h)	Koor Industries Ltd. (a) (m)	—	(h)
9		Mizrahi Tefahot Bank Ltd. (m)	74
4		NICE Systems Ltd. (a) (m)	151
6		Partner Communications Co., Ltd. (m)	71
39		Teva Pharmaceutical Industries Ltd. (m)	1,588
27		Teva Pharmaceutical Industries Ltd., ADR (m)	1,100

			4,617

		Italy — 6.2%
170		A2A S.p.A. (m)	232
191		Assicurazioni Generali S.p.A. (m)	3,411
52		Atlantia S.p.A. (m)	796
19		Autogrill S.p.A. (m)	219
109		Banca Carige S.p.A. (m)	213
726		Banca Monte dei Paschi di Siena S.p.A. (m)	337
279		Banco Popolare SC (m)	414
292		Enel Green Power S.p.A. (m)	670
1,078		Enel S.p.A. (m)	5,084
392		ENI S.p.A. (m)	8,662
10		Exor S.p.A. (m)	218
125		Fiat Industrial S.p.A. (a) (m)	1,084
127		Fiat S.p.A (m)	775
70		Finmeccanica S.p.A. (m)	477
1,653		Intesa Sanpaolo S.p.A. (m)	2,917
141		Intesa Sanpaolo S.p.A. (m)	203
20		Luxottica Group S.p.A. (m)	584
111		Mediaset S.p.A. (m)	410
86		Mediobanca S.p.A. (m)	679
55		Parmalat S.p.A. (m)	122
37		Pirelli & C. S.p.A. (m)	329

SEE NOTES TO FINANCIAL STATEMENTS.

46	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2011

SHARES		SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
		Italy — Continued
42		Prelios S.p.A. (a) (m)	12
34		Prysmian S.p.A. (m)	520
43		Saipem S.p.A. (m)	1,933
265		Snam Rete Gas S.p.A. (m)	1,295
1		Telecom Italia Media S.p.A. (a) (m)	—	(h)
1,530		Telecom Italia S.p.A. (m)	1,903
988		Telecom Italia S.p.A. (m)	1,037
200		Terna Rete Elettrica Nazionale S.p.A. (m)	768
2,200		UniCredit S.p.A. (m)	2,554
135		Unione di Banche Italiane ScpA (m)	513

			38,371

		Japan — 22.2%
2		ABC-Mart, Inc. (m)	70
10		Advantest Corp. (m)	115
40		Aeon Co., Ltd. (m)	519
5		Aeon Credit Service Co., Ltd. (m)	77
5		Aeon Mall Co., Ltd. (m)	111
10		Air Water, Inc. (m)	127
13		Aisin Seiki Co., Ltd. (m)	399
44		Ajinomoto Co., Inc. (m)	493
3		Alfresa Holdings Corp. (m)	97
55		All Nippon Airways Co., Ltd. (m)	166
23		Amada Co., Ltd. (m)	154
38		Aozora Bank Ltd. (m)	96
66		Asahi Glass Co., Ltd. (m)	581
26		Asahi Group Holdings Ltd. (m)	523
83		Asahi Kasei Corp. (m)	495
10		Asics Corp. (m)	131
29		Astellas Pharma, Inc. (m)	1,071
21		Bank of Kyoto Ltd. (The) (m)	178
81		Bank of Yokohama Ltd. (The) (m)	370
5		Benesse Holdings, Inc. (m)	199
43		Bridgestone Corp. (m)	1,005
16		Brother Industries Ltd. (m)	209
75		Canon, Inc. (m)	3,395
15		Casio Computer Co., Ltd. (m)	95
—	(h)	Central Japan Railway Co. (m)	842
50		Chiba Bank Ltd. (The) (m)	305
10		Chiyoda Corp. (m)	115
45		Chubu Electric Power Co., Inc. (m)	824
15		Chugai Pharmaceutical Co., Ltd. (m)	231
11		Chugoku Bank Ltd. (The) (m)	144
20		Chugoku Electric Power Co., Inc. (The) (m)	292
17		Citizen Holdings Co., Ltd. (m)	91
4		Coca-Cola West Co., Ltd. (m)	71

SHARES	SECURITY DESCRIPTION	VALUE($)

	Japan — Continued
39	Cosmo Oil Co., Ltd. (m)	98
10	Credit Saison Co., Ltd. (m)	190
37	Dai Nippon Printing Co., Ltd. (m)	391
19	Daicel Corp. (m)	110
18	Daido Steel Co., Ltd. (m)	109
13	Daihatsu Motor Co., Ltd. (m)	229
1	Dai-ichi Life Insurance Co., Ltd. (The) (m)	676
44	Daiichi Sankyo Co., Ltd. (m)	862
15	Daikin Industries Ltd. (m)	458
11	Dainippon Sumitomo Pharma Co., Ltd. (m)	115
5	Daito Trust Construction Co., Ltd. (m)	429
31	Daiwa House Industry Co., Ltd. (m)	392
109	Daiwa Securities Group, Inc. (m)	383
7	Dena Co., Ltd. (m)	281
31	Denki Kagaku Kogyo KK (m)	120
32	Denso Corp. (m)	987
12	Dentsu, Inc. (m)	358
22	East Japan Railway Co. (m)	1,358
17	Eisai Co., Ltd. (m)	658
8	Electric Power Development Co., Ltd. (m)	189
17	Elpida Memory, Inc. (a) (m)	106
4	FamilyMart Co., Ltd. (m)	164
13	FANUC Corp. (m)	2,029
4	Fast Retailing Co., Ltd. (m)	633
37	Fuji Electric Co., Ltd. (m)	108
39	Fuji Heavy Industries Ltd. (m)	247
31	FUJIFILM Holdings Corp. (m)	747
123	Fujitsu Ltd. (m)	659
52	Fukuoka Financial Group, Inc. (m)	200
40	Furukawa Electric Co., Ltd. (m)	113
6	Gree, Inc. (m)	194
23	GS Yuasa Corp. (m)	121
26	Gunma Bank Ltd. (The) (m)	131
28	Hachijuni Bank Ltd. (The) (m)	156
2	Hakuhodo DY Holdings, Inc. (m)	83
4	Hamamatsu Photonics KK (m)	167
17	Hino Motors Ltd. (m)	100
2	Hirose Electric Co., Ltd. (m)	208
33	Hiroshima Bank Ltd. (The) (m)	147
4	Hisamitsu Pharmaceutical Co., Inc. (m)	165
7	Hitachi Chemical Co., Ltd. (m)	123
7	Hitachi Construction Machinery Co., Ltd. (m)	137
4	Hitachi High-Technologies Corp. (m)	86
298	Hitachi Ltd. (m)	1,597
11	Hitachi Metals Ltd. (m)	125

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2011	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	47

JPMorgan International Equity Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2011 (continued)

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
		Japan — Continued
12		Hokkaido Electric Power Co., Inc. (m)	151
82		Hokuhoku Financial Group, Inc. (m)	154
11		Hokuriku Electric Power Co. (m)	180
108		Honda Motor Co., Ltd. (m)	3,215
29		Hoya Corp. (m)	627
8		Ibiden Co., Ltd. (m)	181
1		Idemitsu Kosan Co., Ltd. (m)	131
87		IHI Corp. (m)	198
—	(h)	Inpex Corp. (m)	957
25		Isetan Mitsukoshi Holdings Ltd. (m)	254
78		Isuzu Motors Ltd. (m)	331
99		ITOCHU Corp. (m)	982
2		Itochu Techno-Solutions Corp. (m)	84
16		Iyo Bank Ltd. (The) (m)	150
31		J. Front Retailing Co., Ltd. (m)	136
2		Japan Petroleum Exploration Co. (m)	75
—	(h)	Japan Prime Realty Investment Corp. (m)	108
—	(h)	Japan Real Estate Investment Corp. (m)	264
—	(h)	Japan Retail Fund Investment Corp. (m)	163
21		Japan Steel Works Ltd. (The) (m)	144
—	(h)	Japan Tobacco, Inc. (m)	1,484
30		JFE Holdings, Inc. (m)	577
14		JGC Corp. (m)	390
43		Joyo Bank Ltd. (The) (m)	180
18		JS Group Corp. (m)	367
12		JSR Corp. (m)	231
15		JTEKT Corp. (m)	160
—	(h)	Jupiter Telecommunications Co., Ltd. (m)	111
148		JX Holdings, Inc. (m)	862
56		Kajima Corp. (m)	179
16		Kamigumi Co., Ltd. (m)	144
19		Kaneka Corp. (m)	101
50		Kansai Electric Power Co., Inc. (The) (m)	731
14		Kansai Paint Co., Ltd. (m)	131
35		Kao Corp. (m)	913
94		Kawasaki Heavy Industries Ltd. (m)	240
48		Kawasaki Kisen Kaisha Ltd. (m)	98
—	(h)	KDDI Corp. (m)	1,406
31		Keikyu Corp. (m)	280
39		Keio Corp. (m)	267
18		Keisei Electric Railway Co., Ltd. (m)	121
3		Keyence Corp. (m)	712
10		Kikkoman Corp. (m)	109
9		Kinden Corp. (m)	75
108		Kintetsu Corp. (m)	377

SHARES	SECURITY DESCRIPTION	VALUE($)

	Japan — Continued
54	Kirin Holdings Co., Ltd. (m)	658
165	Kobe Steel Ltd. (m)	275
6	Koito Manufacturing Co., Ltd. (m)	90
62	Komatsu Ltd. (m)	1,542
6	Konami Corp. (m)	198
32	Konica Minolta Holdings, Inc. (m)	236
76	Kubota Corp. (m)	628
23	Kuraray Co., Ltd. (m)	321
8	Kurita Water Industries Ltd. (m)	209
10	Kyocera Corp. (m)	885
17	Kyowa Hakko Kirin Co., Ltd. (m)	187
27	Kyushu Electric Power Co., Inc. (m)	352
4	Lawson, Inc. (m)	224
2	Mabuchi Motor Co., Ltd. (m)	75
7	Makita Corp. (m)	279
109	Marubeni Corp. (m)	634
15	Marui Group Co., Ltd. (m)	113
3	Maruichi Steel Tube Ltd. (m)	72
102	Mazda Motor Corp. (a) (m)	214
4	McDonald’s Holdings Co., Japan Ltd. (m)	116
10	Medipal Holdings Corp. (m)	90
4	MEIJI Holdings Co., Ltd. (m)	192
22	Minebea Co., Ltd. (m)	78
4	Miraca Holdings, Inc. (m)	141
90	Mitsubishi Chemical Holdings Corp. (m)	543
92	Mitsubishi Corp. (m)	1,884
128	Mitsubishi Electric Corp. (m)	1,181
82	Mitsubishi Estate Co., Ltd. (m)	1,394
26	Mitsubishi Gas Chemical Co., Inc. (m)	168
200	Mitsubishi Heavy Industries Ltd. (m)	816
8	Mitsubishi Logistics Corp. (m)	85
76	Mitsubishi Materials Corp. (m)	203
256	Mitsubishi Motors Corp. (a) (m)	338
15	Mitsubishi Tanabe Pharma Corp. (m)	256
841	Mitsubishi UFJ Financial Group, Inc. (m)	3,653
4	Mitsubishi UFJ Lease & Finance Co., Ltd. (m)	148
115	Mitsui & Co., Ltd. (m)	1,673
54	Mitsui Chemicals, Inc. (m)	177
46	Mitsui Engineering & Shipbuilding Co., Ltd. (m)	74
56	Mitsui Fudosan Co., Ltd. (m)	927
76	Mitsui OSK Lines Ltd. (m)	293
1,614	Mizuho Financial Group, Inc. (m)	2,258
38	MS&AD Insurance Group Holdings (m)	736
13	Murata Manufacturing Co., Ltd. (m)	749
6	Nabtesco Corp. (m)	138

SEE NOTES TO FINANCIAL STATEMENTS.

48	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2011

SHARES		SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
		Japan — Continued
13		Namco Bandai Holdings, Inc. (m)	190
172		NEC Corp. (a) (m)	383
17		NGK Insulators Ltd. (m)	192
10		NGK Spark Plug Co., Ltd. (m)	130
10		NHK Spring Co., Ltd. (m)	92
7		Nidec Corp. (m)	588
23		Nikon Corp. (m)	504
7		Nintendo Co., Ltd. (m)	986
—	(h)	Nippon Building Fund, Inc. (m)	348
26		Nippon Electric Glass Co., Ltd. (m)	233
57		Nippon Express Co., Ltd. (m)	220
11		Nippon Meat Packers, Inc. (m)	140
7		Nippon Paper Group, Inc. (m)	149
59		Nippon Sheet Glass Co., Ltd. (m)	127
335		Nippon Steel Corp. (m)	874
32		Nippon Telegraph & Telephone Corp. (m)	1,616
101		Nippon Yusen KK (m)	255
45		Nishi-Nippon City Bank Ltd. (The) (m)	123
164		Nissan Motor Co., Ltd. (m)	1,508
13		Nisshin Seifun Group, Inc. (m)	154
45		Nisshin Steel Co., Ltd. (m)	72
4		Nissin Foods Holdings Co., Ltd. (m)	150
2		Nitori Holdings Co., Ltd. (m)	233
11		Nitto Denko Corp. (m)	456
25		NKSJ Holdings, Inc. (m)	492
7		NOK Corp. (m)	116
233		Nomura Holdings, Inc. (m)	889
6		Nomura Real Estate Holdings, Inc. (m)	100
—	(h)	Nomura Real Estate Office Fund, Inc. (m)	96
7		Nomura Research Institute Ltd. (m)	148
29		NSK Ltd. (m)	222
32		NTN Corp. (m)	140
—	(h)	NTT Data Corp. (m)	282
1		NTT DoCoMo, Inc. (m)	1,790
—	(h)	NTT Urban Development Corp. (m)	52
42		Obayashi Corp. (m)	195
42		Odakyu Electric Railway Co., Ltd. (m)	394
57		OJI Paper Co., Ltd. (m)	283
14		Olympus Corp. (m)	219
13		Omron Corp. (m)	291
6		Ono Pharmaceutical Co., Ltd. (m)	293
3		Oracle Corp. Japan (m)	88
3		Oriental Land Co., Ltd. (m)	323
7		ORIX Corp. (m)	604
124		Osaka Gas Co., Ltd. (m)	469

SHARES		SECURITY DESCRIPTION	VALUE($)

		Japan — Continued
1		Otsuka Corp. (m)	69
17		Otsuka Holdings Co., Ltd. (m)	423
146		Panasonic Corp. (m)	1,473
1		Pioneer Corp. (a) (m)	3
—	(h)	Rakuten, Inc. (m)	525
125		Resona Holdings, Inc. (m)	559
45		Ricoh Co., Ltd. (m)	370
2		Rinnai Corp. (m)	157
6		Rohm Co., Ltd. (m)	321
4		Sankyo Co., Ltd. (m)	183
5		Santen Pharmaceutical Co., Ltd. (m)	183
1		SBI Holdings, Inc. (m)	123
14		Secom Co., Ltd. (m)	656
14		Sega Sammy Holdings, Inc. (m)	307
8		Seiko Epson Corp. (m)	111
28		Sekisui Chemical Co., Ltd. (m)	219
38		Sekisui House Ltd. (m)	343
50		Seven & I Holdings Co., Ltd. (m)	1,326
—	(h)	Seven Bank Ltd. (m)	64
66		Sharp Corp. (m)	609
12		Shikoku Electric Power Co., Inc. (m)	302
16		Shimadzu Corp. (m)	136
2		Shimamura Co., Ltd. (m)	150
5		Shimano, Inc. (m)	252
39		Shimizu Corp. (m)	166
27		Shin-Etsu Chemical Co., Ltd. (m)	1,392
91		Shinsei Bank Ltd. (m)	100
20		Shionogi & Co., Ltd. (m)	269
24		Shiseido Co., Ltd. (m)	434
38		Shizuoka Bank Ltd. (The) (m)	372
98		Showa Denko KK (m)	179
12		Showa Shell Sekiyu KK (m)	90
4		SMC Corp. (m)	560
57		Softbank Corp. (m)	1,856
82		Sojitz Corp. (m)	139
66		Sony Corp. (m)	1,383
11		Sony Financial Holdings, Inc. (m)	190
4		Square Enix Holdings Co., Ltd. (m)	80
10		Stanley Electric Co., Ltd. (m)	140
8		Sumco Corp. (a) (m)	77
104		Sumitomo Chemical Co., Ltd. (m)	383
74		Sumitomo Corp. (m)	919
50		Sumitomo Electric Industries Ltd. (m)	551
37		Sumitomo Heavy Industries Ltd. (m)	209
221		Sumitomo Metal Industries Ltd. (m)	416

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2011	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	49

JPMorgan International Equity Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2011 (continued)

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
		Japan — Continued
34		Sumitomo Metal Mining Co., Ltd. (m)	469
89		Sumitomo Mitsui Financial Group, Inc. (m)	2,479
206		Sumitomo Mitsui Trust Holdings, Inc. (m)	705
23		Sumitomo Realty & Development Co., Ltd. (m)	483
11		Sumitomo Rubber Industries Ltd. (m)	140
12		Suruga Bank Ltd. (m)	98
5		Suzuken Co., Ltd. (m)	110
22		Suzuki Motor Corp. (m)	471
5		Sysmex Corp. (m)	154
38		T&D Holdings, Inc. (m)	379
67		Taisei Corp. (m)	180
2		Taisho Pharmaceutical Holdings Co., Ltd. (a) (m)	167
17		Taiyo Nippon Sanso Corp. (m)	121
17		Takashimaya Co., Ltd. (m)	121
52		Takeda Pharmaceutical Co., Ltd. (m)	2,348
—	(h)	Takefuji Corp. (a) (f) (i)	—
8		TDK Corp. (m)	332
62		Teijin Ltd. (m)	216
11		Terumo Corp. (m)	567
8		THK Co., Ltd. (m)	154
67		Tobu Railway Co., Ltd. (m)	321
7		Toho Co., Ltd. (m)	128
27		Toho Gas Co., Ltd. (m)	153
30		Tohoku Electric Power Co., Inc. (m)	330
48		Tokio Marine Holdings, Inc. (m)	1,140
96		Tokyo Electric Power Co., Inc. (The) (a) (m)	350
11		Tokyo Electron Ltd. (m)	602
168		Tokyo Gas Co., Ltd. (m)	723
75		Tokyu Corp. (m)	362
28		Tokyu Land Corp. (m)	116
19		TonenGeneral Sekiyu KK (m)	214
37		Toppan Printing Co., Ltd. (m)	290
97		Toray Industries, Inc. (m)	692
266		Toshiba Corp. (m)	1,159
34		Tosoh Corp. (m)	110
19		TOTO Ltd. (m)	161
10		Toyo Seikan Kaisha Ltd. (m)	152
6		Toyo Suisan Kaisha Ltd. (m)	153
4		Toyobo Co., Ltd. (m)	6
4		Toyoda Gosei Co., Ltd. (m)	75
4		Toyota Boshoku Corp. (m)	52
12		Toyota Industries Corp. (m)	332
182		Toyota Motor Corp. (m)	6,043
14		Toyota Tsusho Corp. (m)	224
7		Trend Micro, Inc. (m)	254
4		Tsumura & Co. (m)	113

SHARES	SECURITY DESCRIPTION	VALUE($)

	Japan — Continued
66	Ube Industries Ltd. (m)	194
8	Unicharm Corp. (m)	336
7	Ushio, Inc. (m)	102
1	USS Co., Ltd. (m)	119
11	West Japan Railway Co. (m)	475
1	Yahoo! Japan Corp. (m)	308
6	Yakult Honsha Co., Ltd. (m)	179
5	Yamada Denki Co., Ltd. (m)	390
14	Yamaguchi Financial Group, Inc. (m)	125
10	Yamaha Corp. (m)	104
19	Yamaha Motor Co., Ltd. (a) (m)	266
26	Yamato Holdings Co., Ltd. (m)	435
3	Yamato Kogyo Co., Ltd. (m)	71
8	Yamazaki Baking Co., Ltd. (m)	101
14	Yaskawa Electric Corp. (m)	120
14	Yokogawa Electric Corp. (a) (m)	132

		138,148

	Luxembourg — 0.5%
51	ArcelorMittal (m)	1,057
3	Millicom International Cellular S.A. (m)	301
18	SES S.A. FDR (m)	451
77	Tenaris S.A. (m)	1,229

		3,038

	Mauritius — 0.0% (g)
8	Essar Energy plc (a) (m)	41

	Mexico — 0.7%
16	Alfa S.A.B. de C.V., Class A (m)	183
1,144	America Movil S.A.B. de C.V., Series L, (m)	1,454
417	Cemex S.A.B. de C.V. (a) (m)	182
68	Fomento Economico Mexicano S.A.B. de C.V. (m)	458
5	Fresnillo plc (m)	125
89	Grupo Bimbo S.A.B. de C.V., Series A, (m)	183
20	Grupo Carso S.A.B. de C.V., Series A1, (m)	51
170	Grupo Mexico S.A.B. de C.V., Class B (m)	472
28	Grupo Modelo S.A.B. de C.V., Series C, (m)	176
107	Grupo Televisa S.A. (m)	459
31	Kimberly-Clark de Mexico S.A.B. de C.V., Class A (m)	174
20	Minera Frisco S.A.B. de C.V., Class A1 (a) (m)	78
57	Telefonos de Mexico S.A.B. de C.V., Class A (m)	45
91	Telefonos de Mexico S.A.B. de C.V., Class L (m)	71
202	Wal-Mart de Mexico S.A.B. de C.V., Series V, (m)	521

		4,632

SEE NOTES TO FINANCIAL STATEMENTS.

50	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2011

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Netherlands — 4.0%
129	Aegon N.V. (a) (m)	614
17	Akzo Nobel N.V. (m)	891
31	ASML Holding N.V. (m)	1,313
4	Corio N.V. (m)	215
8	Delta Lloyd N.V. (m)	135
25	European Aeronautic Defence and Space Co., N.V. (m)	730
5	Fugro N.V. CVA (m)	285
8	Heineken Holding N.V. (m)	339
19	Heineken N.V. (m)	914
276	ING Groep N.V. CVA (a) (m)	2,383
83	Koninklijke Ahold N.V. (m)	1,064
5	Koninklijke Boskalis Westminster N.V. (m)	175
12	Koninklijke DSM N.V. (m)	593
112	Koninklijke KPN N.V. (m)	1,464
72	Koninklijke Philips Electronics N.V. (m)	1,504
5	Koninklijke Vopak N.V. (m)	257
23	PostNL N.V. (m)	114
22	QIAGEN N.V. (a) (m)	308
8	Randstad Holding N.V. (m)	292
52	Reed Elsevier N.V. (m)	634
92	Royal Dutch Shell plc, Class A (m)	3,270
69	Royal Dutch Shell plc, Class B (m)	2,482
12	SBM Offshore N.V. (m)	264
24	TNT Express N.V. (m)	204
118	Unilever N.V. CVA (m)	4,080
22	Wolters Kluwer N.V. (m)	395

		24,919

	New Zealand — 0.6%
253	Auckland International Airport Ltd. (m)	479
98	Contact Energy Ltd. (a) (m)	442
187	Fletcher Building Ltd. (m)	996
159	Sky City Entertainment Group Ltd. (m)	451
530	Telecom Corp. of New Zealand Ltd. (m)	1,081

		3,449

	Norway — 1.3%
17	Aker Solutions ASA (m)	201
105	DnB NOR ASA (m)	1,209
21	Gjensidige Forsikring ASA (m)	228
102	Norsk Hydro ASA (m)	529
84	Orkla ASA (m)	730
65	Renewable Energy Corp. ASA (a) (m)	62
118	Statoil ASA (m)	2,998
79	Telenor ASA (m)	1,408

SHARES	SECURITY DESCRIPTION	VALUE($)

	Norway — Continued
20	Yara International ASA (m)	958

		8,323

	Philippines — 0.7%
44	Aboitiz Power Corp. (m)	30
51	Ayala Corp. (m)	363
1,607	Ayala Land, Inc. (m)	602
77	Banco de Oro Unibank, Inc. (m)	101
403	Bank of the Philippine Islands (m)	545
621	Energy Development Corp. (m)	88
7	Globe Telecom, Inc. (m)	146
126	Jollibee Foods Corp. (m)	266
113	Manila Electric Co. (m)	637
73	Metropolitan Bank & Trust (m)	121
11	Philippine Long Distance Telephone Co. (m)	635
43	SM Investments Corp. (m)	552
1,630	SM Prime Holdings, Inc. (m)	494

		4,580

	Portugal — 0.5%
454	Banco Comercial Portugues S.A., Class R (a) (m)	96
76	Banco Espirito Santo S.A. (m)	164
29	Cimpor Cimentos de Portugal SGPS S.A. (m)	216
289	EDP - Energias de Portugal S.A. (m)	908
35	Galp Energia SGPS S.A., Class B (m)	716
34	Jeronimo Martins SGPS S.A. (m)	576
101	Portugal Telecom SGPS S.A. (m)	721

		3,397

	Singapore — 0.8%
52	Ascendas REIT (m)	84
82	CapitaLand Ltd. (m)	177
56	CapitaMall Trust (m)	83
41	CapitaMalls Asia Ltd. (m)	44
15	City Developments Ltd. (m)	130
54	ComfortDelgro Corp., Ltd. (m)	60
31	Cosco Corp. Singapore Ltd. (m)	25
53	DBS Group Holdings Ltd. (m)	517
27	Fraser and Neave Ltd. (m)	131
186	Genting Singapore plc (a) (m)	254
54	Global Logistic Properties Ltd. (a) (m)	75
194	Golden Agri-Resources Ltd. (m)	100
152	Hutchison Port Holdings Trust, Class U (m)	101
3	Jardine Cycle & Carriage Ltd. (m)	112
44	Keppel Corp., Ltd. (m)	332
21	Keppel Land Ltd. (m)	46
28	Neptune Orient Lines Ltd. (m)	25

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2011	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	51

JPMorgan International Equity Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2011 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Singapore — Continued
39	Olam International Ltd. (m)	78
76	Oversea-Chinese Banking Corp., Ltd. (m)	511
29	SembCorp Industries Ltd. (m)	95
24	SembCorp Marine Ltd. (m)	80
16	Singapore Airlines Ltd. (m)	150
27	Singapore Exchange Ltd. (m)	144
45	Singapore Press Holdings Ltd. (m)	140
45	Singapore Technologies Engineering Ltd. (m)	101
243	Singapore Telecommunications Ltd. (m)	613
18	StarHub Ltd. (m)	40
39	United Overseas Bank Ltd. (m)	526
14	UOL Group Ltd. (m)	49
59	Wilmar International Ltd. (m)	255

		5,078

	South Africa — 0.8%
9	ABSA Group Ltd. (m)	156
1	Anglo Platinum Ltd. (m)	74
6	AngloGold Ashanti Ltd. (m)	289
9	Bidvest Group Ltd. (m)	174
98	FirstRand Ltd. (m)	242
19	Gold Fields Ltd. (m)	338
15	Impala Platinum Holdings Ltd. (m)	343
45	MTN Group Ltd. (m)	779
12	Naspers Ltd., Class N (m)	574
40	Pretoria Portland Cement Co., Ltd. (m)	123
64	Sanlam Ltd. (m)	241
16	Sasol Ltd. (m)	725
13	Shoprite Holdings Ltd. (m)	183
27	Standard Bank Group Ltd. (m)	331
41	Steinhoff International Holdings Ltd. (a) (m)	121
6	Tiger Brands Ltd. (m)	163

		4,856

	South Korea — 0.8%
2	Daelim Industrial Co., Ltd. (m)	181
7	Daewoo Shipbuilding & Marine Engineering Co., Ltd. (m)	166
1	E-Mart Co., Ltd. (a) (m)	149
7	Hynix Semiconductor, Inc. (m)	140
2	Hyundai Mobis (m)	536
1	Hyundai Motor Co. (m)	244
4	KB Financial Group, Inc. (m)	151
1	LG Chem Ltd. (m)	467
4	LG Electronics, Inc. (m)	283
2	POSCO (m)	582
1	Samsung Electronics Co., Ltd. (m)	1,145

SHARES		SECURITY DESCRIPTION	VALUE($)

		South Korea — Continued
2		Samsung Fire & Marine Insurance Co., Ltd. (m)	432
5		Shinhan Financial Group Co., Ltd. (m)	208
—	(h)	Shinsegae Co., Ltd. (m)	50
1		SK Innovation Co., Ltd. (m)	117
1		SK Telecom Co., Ltd. (m)	104

			4,955

		Spain — 5.0%
34		Abertis Infraestructuras S.A. (m)	558
2		Acciona S.A. (m)	217
10		Acerinox S.A. (m)	132
13		ACS Actividades de Construccion y Servicios S.A. (m)	510
26		Amadeus IT Holding S.A., Class A (m)	490
388		Banco Bilbao Vizcaya Argentaria S.A. (m)	3,493
98		Banco de Sabadell S.A. (m)	353
1		Banco de Valencia S.A. (a) (m)	1
87		Banco Popular Espanol S.A. (m)	400
758		Banco Santander S.A. (m)	6,416
78		Bankia S.A. (a) (m)	394
20		Bankinter S.A. (m)	122
64		Criteria Caixacorp S.A. (m)	313
50		Distribuidora Internacional de Alimentacion S.A. (a) (m)	229
33		EDP Renovaveis S.A. (a) (m)	195
15		Enagas S.A. (m)	303
34		Ferrovial S.A. (m)	431
4		Fomento de Construcciones y Contratas S.A. (m)	103
29		Gas Natural SDG S.A. (m)	538
16		Gestevision Telecinco S.A. (m)	108
12		Grifols S.A. (a) (m)	217
356		Iberdrola S.A. (m)	2,572
20		Inditex S.A. (m)	1,776
9		Indra Sistemas S.A. (m)	154
62		Mapfre S.A. (m)	225
10		Red Electrica Corp. S.A. (m)	465
71		Repsol YPF S.A. (m)	2,140
369		Telefonica S.A. (m)	7,842
14		Zardoya Otis S.A. (m)	183

			30,880

		Sweden — 1.8%
14		Alfa Laval AB (m)	259
11		Assa Abloy AB, Class B (m)	272
24		Atlas Copco AB, Class A (m)	520
14		Atlas Copco AB, Class B (m)	271
9		Boliden AB (m)	125

SEE NOTES TO FINANCIAL STATEMENTS.

52	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2011

SHARES		SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
		Sweden — Continued
8		Electrolux AB, Series B, (m)	147
7		Getinge AB, Class B (m)	185
37		Hennes & Mauritz AB, Class B (m)	1,219
9		Hexagon AB, Class B (m)	134
2		Holmen AB, Class B (m)	49
18		Husqvarna AB, Class B (m)	90
5		Industrivarden AB, Class C (m)	65
17		Investor AB, Class B (m)	326
8		Kinnevik Investment AB, Class B (m)	159
2		Modern Times Group AB, Class B (m)	92
101		Nordea Bank AB (m)	919
6		Ratos AB, Class B (m)	86
40		Sandvik AB (m)	548
12		Scania AB, Class B (m)	194
13		Securitas AB, Class B (m)	115
53		Skandinaviska Enskilda Banken AB, Class A (m)	335
17		Skanska AB, Class B (m)	273
15		SKF AB, Class B (m)	340
5		SSAB AB, Class A (m)	44
24		Svenska Cellulosa AB, Class B (m)	343
19		Svenska Handelsbanken AB, Class A (m)	554
31		Swedbank AB, Class A (m)	428
8		Swedish Match AB (m)	283
11		Tele2 AB, Class B (m)	240
113		Telefonaktiebolaget LM Ericsson, Class B (m)	1,173
84		TeliaSonera AB (m)	583
53		Volvo AB, Class B (m)	664

			11,035

		Switzerland — 2.7%
39		ABB Ltd. (a) (m)	737
2		Actelion Ltd. (a) (m)	59
2		Adecco S.A. (a) (m)	112
—	(h)	Aryzta AG (m)	9
1		Aryzta AG (m)	48
1		Baloise Holding AG (m)	60
10		Cie Financiere Richemont S.A., Class A (m)	547
21		Credit Suisse Group AG (a) (m)	597
3		GAM Holding AG (a) (m)	33
1		Geberit AG (a) (m)	143
—	(h)	Givaudan S.A. (a) (m)	131
21		Glencore International plc (m)	150
5		Holcim Ltd. (a) (m)	296
4		Julius Baer Group Ltd. (a) (m)	139
1		Kuehne & Nagel International AG (m)	117
—	(h)	Lindt & Spruengli AG (m)	40

SHARES		SECURITY DESCRIPTION	VALUE($)

		Switzerland — Continued
—	(h)	Lindt & Spruengli AG (m)	74
—	(h)	Logitech International S.A. (a) (m)	2
1		Lonza Group AG (a) (m)	69
62		Nestle S.A. (m)	3,558
42		Novartis AG (m)	2,340
—	(h)	Pargesa Holding S.A. (m)	31
13		Roche Holding AG (m)	2,052
1		Schindler Holding AG (m)	93
—	(h)	Schindler Holding AG (m)	57
—	(h)	SGS S.A. (m)	165
—	(h)	Sika AG (m)	63
1		Sonova Holding AG (a) (m)	71
41		STMicroelectronics N.V. (m)	287
—	(h)	Straumann Holding AG (m)	16
—	(h)	Sulzer AG (m)	52
1		Swatch Group AG (The) (m)	230
1		Swatch Group AG (The) (m)	58
—	(h)	Swiss Life Holding AG (a) (m)	56
9		Swiss Reinsurance Co., Ltd. (a) (m)	495
—	(h)	Swisscom AG (m)	166
2		Syngenta AG (a) (m)	531
6		Transocean Ltd. (m)	315
65		UBS AG (a) (m)	816
7		Wolseley plc (m)	211
53		Xstrata plc (m)	887
3		Zurich Financial Services AG (a) (m)	615

			16,528

		Taiwan — 0.8%
32		Asustek Computer, Inc. (m)	219
171		Cathay Financial Holding Co., Ltd. (m)	204
414		China Steel Corp. (m)	412
26		Chunghwa Telecom Co., Ltd. (m)	87
236		Far Eastern New Century Corp. (m)	277
93		Formosa Plastics Corp. (m)	273
218		Hon Hai Precision Industry Co., Ltd. (m)	598
7		HTC Corp. (m)	161
29		MediaTek, Inc. (m)	305
77		Nan Ya Plastics Corp. (m)	173
105		Pegatron Corp. (m)	113
123		Quanta Computer, Inc. (m)	242
752		Taishin Financial Holding Co., Ltd. (m)	319
65		Taiwan Cement Corp. (m)	81
91		Taiwan Mobile Co., Ltd. (m)	261
411		Taiwan Semiconductor Manufacturing Co., Ltd. (m)	1,002

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2011	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	53

JPMorgan International Equity Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2011 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Taiwan — Continued
234	United Microelectronics Corp. (m)	103

		4,830

	Thailand — 0.7%
60	Advanced Info Service PCL (m)	253
76	Bangkok Bank PCL (m)	384
14	Banpu PCL (m)	282
226	Charoen Pokphand Foods PCL, Foreign Shares (m)	221
153	Kasikornbank PCL (m)	617
256	Krung Thai Bank PCL (m)	125
124	PTT Exploration & Production PCL (m)	641
128	PTT Global Chemical PCL (a) (m)	273
70	PTT PCL (m)	693
39	Siam Cement PCL (m)	468
142	Siam Commercial Bank PCL (m)	536
53	Thai Oil PCL (m)	98

		4,591

	Turkey — 0.8%
159	Akbank TAS (m)	578
29	Anadolu Efes Biracilik Ve Malt Sanayii A.S. (m)	349
11	BIM Birlesik Magazalar A.S. (m)	349
103	Eregli Demir ve Celik Fabrikalari TAS (m)	212
90	Haci Omer Sabanci Holding A.S. (m)	306
55	KOC Holding A.S. (m)	194
17	Tupras Turkiye Petrol Rafinerileri A.S. (m)	394
104	Turkcell Iletisim Hizmet A.S. (a) (m)	513
253	Turkiye Garanti Bankasi A.S. (m)	888
45	Turkiye Halk Bankasi A.S. (m)	278
201	Turkiye Is Bankasi, Class C (m)	468
144	Yapi ve Kredi Bankasi A.S. (a) (m)	270

		4,799

	United Kingdom — 8.2%
26	3i Group plc (m)	84
5	Admiral Group plc (m)	98
7	Aggreko plc (m)	187
9	AMEC plc (m)	128
34	Anglo American plc (m)	1,244
10	Antofagasta plc (m)	188
35	ARM Holdings plc (m)	324
9	Associated British Foods plc (m)	162
35	AstraZeneca plc (m)	1,700
74	Aviva plc (m)	401
9	Babcock International Group plc (m)	105
88	BAE Systems plc (m)	389

SHARES	SECURITY DESCRIPTION	VALUE($)

	United Kingdom — Continued
17	Balfour Beatty plc (m)	68
297	Barclays plc (m)	921
87	BG Group plc (m)	1,886
55	BHP Billiton plc (m)	1,728
485	BP plc (m)	3,565
51	British American Tobacco plc (m)	2,340
22	British Land Co. plc (m)	177
29	British Sky Broadcasting Group plc (m)	330
199	BT Group plc (m)	601
9	Bunzl plc (m)	111
11	Burberry Group plc (m)	240
36	Cairn Energy plc (a) (m)	169
16	Capita Group plc (The) (m)	184
14	Capital Shopping Centres Group plc (m)	73
5	Carnival plc (m)	172
133	Centrica plc (m)	631
29	Cobham plc (m)	82
49	Compass Group plc (m)	442
64	Diageo plc (m)	1,330
7	Eurasian Natural Resources Corp. plc (m)	72
36	G4S plc (m)	142
40	GKN plc (m)	121
132	GlaxoSmithKline plc (m)	2,973
18	Hammerson plc (m)	120
457	HSBC Holdings plc (m)	3,991
15	ICAP plc (m)	94
26	Imperial Tobacco Group plc (m)	953
12	Inmarsat plc (m)	89
7	Intercontinental Hotels Group plc (m)	138
85	International Consolidated Airlines Group S.A. (a) (m)	226
39	International Power plc (m)	213
4	Intertek Group plc (m)	135
21	Invensys plc (m)	77
12	Investec plc (m)	73
97	ITV plc (a) (m)	99
31	J Sainsbury plc (m)	150
6	Johnson Matthey plc (m)	166
6	Kazakhmys plc (m)	83
61	Kingfisher plc (m)	252
20	Land Securities Group plc (m)	217
151	Legal & General Group plc (m)	265
1,058	Lloyds Banking Group plc (a) (m)	547
4	London Stock Exchange Group plc (m)	55
4	Lonmin plc (m)	73
48	Man Group plc (m)	116

SEE NOTES TO FINANCIAL STATEMENTS.

54	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2011

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	United Kingdom — Continued
41	Marks & Spencer Group plc (m)	210
90	National Grid plc (m)	896
4	Next plc (m)	181
142	Old Mutual plc (m)	250
21	Pearson plc (m)	384
7	Petrofac Ltd. (m)	154
65	Prudential plc (m)	676
2	Randgold Resources Ltd. (m)	255
16	Reckitt Benckiser Group plc (m)	816
31	Reed Elsevier plc (m)	267
38	Resolution Ltd. (m)	166
23	Rexam plc (m)	125
37	Rio Tinto plc (m)	1,980
48	Rolls-Royce Holdings plc (m) (a)	541
3,316	Rolls-Royce Holdings plc, Class C (a) (m)	5
451	Royal Bank of Scotland Group plc (a) (m)	174
91	RSA Insurance Group plc (m)	162
24	SABMiller plc (m)	891
34	Sage Group plc (The) (m)	151
3	Schroders plc (m)	69
19	Segro plc (m)	76
13	Serco Group plc (m)	107
6	Severn Trent plc (m)	148
23	Smith & Nephew plc (m)	210
10	Smiths Group plc (m)	154
24	SSE plc (m)	520
61	Standard Chartered plc (m)	1,424
61	Standard Life plc (m)	211
31	Subsea 7 S.A. (a) (m)	659
207	Tesco plc (m)	1,333
12	TUI Travel plc (m)	33
23	Tullow Oil plc (m)	513
33	Unilever plc (m)	1,105
18	United Utilities Group plc (m)	171
3	Vedanta Resources plc (m)	60
1,316	Vodafone Group plc (m)	3,655
5	Weir Group plc (The) (m)	166
5	Whitbread plc (m)	122
57	Wm Morrison Supermarkets plc (m)	278

		50,798

	United States — 0.0% (g)
6	Sims Metal Management Ltd. (m)	87
1	Synthes, Inc. (e) (m)	192

		279

	Total Common Stocks (Cost $413,608)	587,882

SHARES	SECURITY DESCRIPTION	VALUE($)

Investment Companies — 2.6%
	United States — 2.6%
260	iShares MSCI EAFE Index Fund (m)	13,606
30	iShares MSCI Germany Index Fund (m)	636
41	iShares MSCI Pacific ex-Japan Index Fund (m)	1,750

	Total Investment Companies (Cost $14,523)	15,992

Preferred Stocks — 1.3%
	Brazil — 0.6%
30	Banco Bradesco S.A. (m)	546
8	Cia de Bebidas das Americas (m)	272
6	Cia Energetica de Minas Gerais (m)	95
80	Itau Unibanco Holding S.A. (m)	1,535
40	Petroleo Brasileiro S.A. (m)	504
31	Vale S.A., Class A (m)	734

		3,686

	Germany — 0.7%
5	Bayerische Motoren Werke AG (m)	247
15	Henkel AG & Co. KGaA (m)	916
14	Porsche Automobil Holding SE (m)	803
6	ProSiebenSat.1 Media AG (m)	138
3	RWE AG (m)	128
13	Volkswagen AG (m)	2,237

		4,469

	Total Preferred Stocks (Cost $2,937)	8,155

NUMBER OF RIGHTS
Rights — 0.0% (g)
	Hong Kong — 0.0% (g)
21	New World Development Ltd., expiring 11/22/11 (a) (m) (Cost $—)	7

SHARES
Short-Term Investment — 0.8%
	Investment Company — 0.8%
4,990	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.080% (b) (1) (Cost $4,990)	4,990

	Total Investments — 99.2% (Cost $436,058)	617,026
	Other Assets in Excess of Liabilities — 0.8%	4,829

	NET ASSETS — 100.0%	$621,855

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2011	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	55

JPMorgan International Equity Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2011 (continued)

(Amounts in thousands, except number of contracts)

Summary of Investments by Industry, October 31, 2011

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE
Commercial Banks	12.0%
Oil, Gas & Consumable Fuels	7.5
Pharmaceuticals	5.7
Diversified Telecommunication Services	4.9
Chemicals	4.3
Metals & Mining	4.3
Insurance	4.2
Automobiles	4.1
Electric Utilities	3.6
Investment Companies	2.6
Machinery	2.5
Food Products	2.5
Beverages	2.3
Wireless Telecommunication Services	2.3
Industrial Conglomerates	2.2
Food & Staples Retailing	2.1

INDUSTRY	PERCENTAGE
Real Estate Management & Development	1.4%
Electronic Equipment, Instruments & Components	1.3
Capital Markets	1.3
Diversified Financial Services	1.2
Media	1.2
Energy Equipment & Services	1.2
Electrical Equipment	1.2
Trading Companies & Distributors	1.2
Software	1.2
Semiconductors & Semiconductor Equipment	1.1
Multi-Utilities	1.0
Textiles, Apparel & Luxury Goods	1.0
Auto Components	1.0
Tobacco	1.0
Others (each less than 1.0%)	15.8
Short-Term Investment	0.8

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 10/31/11	UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
29	TOPIX Index	12/08/11	$2,815	$19
163	Dow Jones Euro STOXX 50 Index	12/16/11	5,386	756
19	FTSE 100 Index	12/16/11	1,692	100

				$875

SEE NOTES TO FINANCIAL STATEMENTS.

56	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2011

JPMorgan International Opportunities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2011

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 95.9%
	Austria — 0.3%
63	Erste Group Bank AG (m)	1,351

	Belgium — 1.5%
119	KBC Groep N.V. (m)	2,629
47	Solvay S.A. (m)	4,745

		7,374

	Canada — 1.8%
249	First Quantum Minerals Ltd. (m)	5,219
271	Kinross Gold Corp. (m)	3,856

		9,075

	China — 0.5%
274	Hengan International Group Co., Ltd. (m)	2,371

	Denmark — 0.6%
44	Carlsberg A/S, Class B (m)	2,989

	Finland — 1.0%
132	Ruukki Group OYJ (a) (m)	177
264	Stora Enso OYJ, Class R (m)	1,672
245	UPM-Kymmene OYJ (m)	2,860

		4,709

	France — 9.9%
69	Bouygues S.A. (m)	2,563
200	GDF Suez (m)	5,630
54	L’Oreal S.A. (m)	5,913
39	PPR (m)	6,069
147	Sanofi (m)	10,529
123	Schneider Electric S.A. (m)	7,226
100	Sodexo (m)	7,187
217	Suez Environnement Co. (m)	3,412

		48,529

	Germany — 7.8%
72	Adidas AG (m)	5,056
49	Allianz SE (m)	5,489
138	Bayer AG (m)	8,800
92	Daimler AG (m)	4,695
100	Deutsche Boerse AG (a) (m)	5,519
241	E.ON AG (m)	5,818
48	Lanxess AG (m)	2,788

		38,165

	Hong Kong — 3.7%
2,294	China Overseas Land & Investment Ltd. (m)	4,245
1,888	China Resources Land Ltd. (m)	2,763
711	Hang Lung Properties Ltd. (m)	2,589

SHARES	SECURITY DESCRIPTION	VALUE($)

	Hong Kong — Continued
525	Hutchison Whampoa Ltd. (m)	4,802
264	Sun Hung Kai Properties Ltd. (m)	3,635

		18,034

	Indonesia — 0.6%
8,606	Perusahaan Gas Negara PT (m)	2,839

	Ireland — 2.5%
456	Experian plc (m)	5,929
197	Shire plc (m)	6,173

		12,102

	Israel — 1.1%
128	Teva Pharmaceutical Industries Ltd., ADR (m)	5,247

	Italy — 1.3%
1,265	Snam Rete Gas S.p.A. (m)	6,184

	Japan — 19.3%
167	Bridgestone Corp. (m)	3,909
132	Canon, Inc. (m)	6,001
3	Dai-ichi Life Insurance Co., Ltd. (The) (m)	3,178
51	East Japan Railway Co. (m)	3,116
69	FUJIFILM Holdings Corp. (m)	1,689
1,115	Fujitsu Ltd. (m)	5,963
2	Japan Tobacco, Inc. (m)	10,101
941	JX Holdings, Inc. (m)	5,480
1	KDDI Corp. (m)	7,120
632	Marubeni Corp. (m)	3,679
646	Mitsubishi Electric Corp. (m)	5,977
273	Mitsubishi Estate Co., Ltd. (m)	4,624
586	Mitsubishi Heavy Industries Ltd. (m)	2,388
1,126	Mitsubishi UFJ Financial Group, Inc. (m)	4,894
289	Mitsui & Co., Ltd. (m)	4,215
2,333	Nippon Sheet Glass Co., Ltd. (m)	5,031
111	Nippon Telegraph & Telephone Corp. (m)	5,668
749	Nissan Motor Co., Ltd. (m)	6,886
171	Sumitomo Mitsui Financial Group, Inc. (m)	4,780

		94,699

	Netherlands — 10.4%
92	ASML Holding N.V. (m)	3,851
145	European Aeronautic Defence and Space Co., N.V. (m)	4,262
427	ING Groep N.V. CVA (a) (m)	3,681
445	Koninklijke KPN N.V. (m)	5,827
569	Royal Dutch Shell plc, Class A (m)	20,177
383	Unilever N.V. CVA (m)	13,222

		51,020

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2011	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	57

JPMorgan International Opportunities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2011 (continued)

(Amounts in thousands, except number of contracts)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	New Zealand — 0.4%
1,093	Telecom Corp. of New Zealand Ltd. (m)	2,231

	Norway — 1.1%
481	DnB NOR ASA (m)	5,567

	Singapore — 0.4%
1,476	Genting Singapore plc (a) (m)	2,017

	South Korea — 1.5%
9	Samsung Electronics Co., Ltd. (m)	7,411

	Spain — 0.8%
43	Inditex S.A. (m)	3,938

	Sweden — 1.8%
155	Atlas Copco AB, Class A (m)	3,373
543	Telefonaktiebolaget LM Ericsson, Class B (m)	5,660

		9,033

	Switzerland — 2.7%
389	ABB Ltd. (a) (m)	7,329
103	Cie Financiere Richemont S.A., Class A (m)	5,878

		13,207

	Taiwan — 0.9%
809	Hon Hai Precision Industry Co., Ltd., Reg. S, GDR (m)	4,526

	United Kingdom — 24.0%
547	BG Group plc (m)	11,856
294	British American Tobacco plc (m)	13,458
400	Cairn Energy plc (a) (m)	1,887
1,622	Centrica plc (m)	7,724
498	GlaxoSmithKline plc (m)	11,178
941	HSBC Holdings plc (m)	8,210

SHARES	SECURITY DESCRIPTION	VALUE($)

	United Kingdom — Continued
385	Intercontinental Hotels Group plc (m)	7,105
10,070	Lloyds Banking Group plc (a) (m)	5,207
22	Man Group plc (m)	52
319	Pearson plc (m)	5,856
812	Premier Farnell plc (m)	2,279
632	Prudential plc (m)	6,530
201	Rio Tinto plc (m)	10,875
364	Standard Chartered plc (m)	8,489
183	Tullow Oil plc (m)	4,112
4,709	Vodafone Group plc (m)	13,076

		117,894

	Total Common Stocks (Cost $479,930)	470,512

Preferred Stock — 1.7%
	Germany — 1.7%
48	Volkswagen AG (m) (Cost $5,952)	8,298

Short-Term Investment — 2.3%
	Investment Company — 2.3%
11,499	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.080% (b) (l) (Cost $11,499)	11,499

	Total Investments — 99.9% (Cost $497,381)	490,309
	Other Assets in Excess of Liabilities — 0.1%	275

	NET ASSETS — 100.0%	$490,584

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

58	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2011

Summary of Investments by Industry, October 31, 2011

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE
Oil, Gas & Consumable Fuels	8.9%
Pharmaceuticals	8.6
Commercial Banks	8.4
Tobacco	4.8
Electrical Equipment	4.2
Wireless Telecommunication Services	4.1
Metals & Mining	4.1
Automobiles	4.1
Real Estate Management & Development	3.6
Multi-Utilities	3.4
Hotels, Restaurants & Leisure	3.3
Insurance	3.1
Diversified Telecommunication Services	2.8
Food Products	2.7
Semiconductors & Semiconductor Equipment	2.3
Textiles, Apparel & Luxury Goods	2.2
Diversified Financial Services	1.9

INDUSTRY	PERCENTAGE
Gas Utilities	1.8%
Electronic Equipment, Instruments & Components	1.7
Personal Products	1.7
Trading Companies & Distributors	1.6
Chemicals	1.5
Multiline Retail	1.2
Office Electronics	1.2
Computers & Peripherals	1.2
Professional Services	1.2
Media	1.2
Electric Utilities	1.2
Machinery	1.2
Communications Equipment	1.2
Building Products	1.0
Industrial Conglomerates	1.0
Others (each less than 1.0%)	5.3
Short-Term Investment	2.3

Forward Foreign Currency Exchange Contracts
CONTRACTS TO BUY	CURRENCY	COUNTERPARTY	SETTLEMENT DATE	SETTLEMENT VALUE		VALUE AT 10/31/11		NET UNREALIZED APPRECIATION (DEPRECIATION)
2,406,007	EUR
3,335,303	for AUD	State Street Corp.	11/09/11	3,512	#	3,329	#	(183)
732,985	GBP
1,174,718	for CAD	Westpac Banking Corp.	11/09/11	1,178	#	1,178	#	— (h)
135,699,502	JPY
1,401,184	for CHF	Royal Bank of Canada	11/09/11	1,596	#	1,736	#	140
1,366,090	AUD
989,482	for EUR	Barclays Bank plc	11/09/11	1,369		1,438		69
2,761,248	AUD
2,027,377	for EUR	Westpac Banking Corp.	11/09/11	2,806	#	2,908	#	102
14,728,202	HKD
1,380,000	for EUR	State Street Corp.	11/09/11	1,910	#	1,896	#	(14)
1,205,212	CAD
768,444	for GBP	Westpac Banking Corp.	11/09/11	1,235	#	1,209	#	(26)
1,930,699	CHF
1,483,246	for GBP	Barclays Bank plc	11/09/11	2,385		2,200		(185)
2,459,654	CHF
1,739,285	for GBP	Citibank, N.A.	11/09/11	2,796	#	2,802	#	6
1,556,050	GBP
19,137,828	for HKD	Westpac Banking Corp.	11/09/11	2,464	#	2,502	#	38

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2011	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	59

JPMorgan International Opportunities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2011 (continued)

(Amounts in thousands, except number of contracts)

CONTRACTS TO BUY	CURRENCY	COUNTERPARTY	SETTLEMENT DATE	SETTLEMENT VALUE		VALUE AT 10/31/11		NET UNREALIZED APPRECIATION (DEPRECIATION)
1,820,610	AUD
147,247,114	for JPY	Royal Bank of Canada	11/09/11	$1,883	#	$1,917	#	$34
864,868	CAD
64,343,585	for JPY	Royal Bank of Canada	11/09/11	823	#	867	#	44
849,738	EUR
89,639,711	for JPY	Citibank, N.A.	11/09/11	1,147	#	1,176	#	29
1,556,066	EUR
166,763,798	for JPY	Westpac Banking Corp.	11/09/11	2,133	#	2,153	#	20
742,092	GBP
89,931,221	for JPY	Citibank, N.A.	11/09/11	1,150	#	1,193	#	43
40,051,183	AUD	Union Bank of Switzerland AG	11/09/11	42,656		42,174		(482)
2,063,573	CAD	Citibank, N.A.	11/09/11	2,007		2,070		63
3,638,682	CHF	Merrill Lynch International	11/09/11	4,060		4,146		86
5,172,975	CHF	Royal Bank of Canada	11/09/11	5,859		5,894		35
8,718,996	CHF	State Street Corp.	11/09/11	11,287		9,934		(1,353)
579,720	CHF	TD Bank Financial Group	11/09/11	655		660		5
1,490,632	CHF	Union Bank of Switzerland AG	11/09/11	1,619		1,698		79
2,022,550	CHF	Westpac Banking Corp.	11/09/11	2,196		2,304		108
7,636,621	EUR	Barclays Bank plc	11/09/11	10,815		10,566		(249)
1,824,068	EUR	Barclays Bank plc	02/08/12	2,582		2,523		(59)
841,229	EUR	BNP Paribas	11/09/11	1,170		1,164		(6)
2,049,603	EUR	Credit Suisse International	11/09/11	2,955		2,836		(119)
2,413,580	EUR	Merrill Lynch International	11/09/11	3,331		3,339		8
1,875,077	EUR	Royal Bank of Canada	11/09/11	2,705		2,594		(111)
1,311,268	EUR	Societe Generale	11/09/11	1,859		1,814		(45)
796,962	EUR	Union Bank of Switzerland AG	11/09/11	1,138		1,103		(35)
5,659,403	EUR	Westpac Banking Corp.	11/09/11	7,613		7,830		217
362,025	GBP	Barclays Bank plc	11/09/11	572		582		10
3,708,031	GBP	Citibank, N.A.	11/09/11	6,027		5,961		(66)
738,776	GBP	Credit Suisse International	11/09/11	1,218		1,188		(30)
937,988	GBP	HSBC Bank, N.A.	11/09/11	1,524		1,508		(16)
3,364,098	GBP	Westpac Banking Corp.	11/09/11	5,217		5,409		192
367,522,268	JPY	BNP Paribas	11/09/11	4,798		4,702		(96)
357,617,400	JPY	Citibank, N.A.	11/09/11	4,664		4,575		(89)
327,960,409	JPY	Credit Suisse International	11/09/11	4,261		4,195		(66)
95,697,639	JPY	Royal Bank of Canada	11/09/11	1,242		1,224		(18)
782,295,895	JPY	State Street Corp.	11/09/11	10,157		10,008		(149)
56,929,908	SEK	Union Bank of Switzerland AG	11/09/11	8,933		8,732		(201)
8,031,544	SGD	Union Bank of Switzerland AG	11/09/11	6,656		6,401		(255)
				$188,163		$185,638		$(2,525)

SEE NOTES TO FINANCIAL STATEMENTS.

60	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2011

CONTRACTS TO SELL	CURRENCY	COUNTERPARTY	SETTLEMENT DATE	SETTLEMENT VALUE	VALUE AT 10/31/11	NET UNREALIZED APPRECIATION (DEPRECIATION)
1,850,000	CAD	Royal Bank of Canada	11/09/11	$1,870	$1,856	$14
9,362,821	CAD	State Street Corp.	11/09/11	9,677	9,391	286
7,415,091	EUR	Barclays Bank plc	11/09/11	10,519	10,259	260
570,275	EUR	BNP Paribas	11/09/11	814	789	25
31,042,001	EUR	Citibank, N.A.	11/09/11	44,036	42,950	1,086
648,016	EUR	HSBC Bank, N.A.	11/09/11	867	897	(30)
4,372,701	EUR	State Street Corp.	11/09/11	6,142	6,050	92
1,518,394	EUR	Union Bank of Switzerland AG	11/09/11	2,143	2,101	42
3,987,348	EUR	Westpac Banking Corp.	11/09/11	5,548	5,517	31
6,026,736	GBP	Barclays Bank plc	11/09/11	9,575	9,690	(115)
15,183,208	GBP	State Street Corp.	11/09/11	24,606	24,411	195
1,633,495	GBP	Union Bank of Switzerland AG	11/09/11	2,692	2,626	66
2,731,490	GBP	Westpac Banking Corp.	11/09/11	4,443	4,392	51
18,936,663	HKD	Barclays Bank plc	11/09/11	2,436	2,438	(2)
15,451,293	HKD	State Street Corp.	11/09/11	1,983	1,989	(6)
301,150,350	JPY	BNP Paribas	11/09/11	3,945	3,852	93
1,041,108,546	JPY	Westpac Banking Corp.	11/09/11	13,528	13,319	209
2,001,474	NZD	Royal Bank of Canada	11/09/11	1,637	1,618	19
14,306,790	SEK	Barclays Bank plc	11/09/11	2,112	2,194	(82)
7,301,588	SEK	HSBC Bank, N.A.	11/09/11	1,068	1,120	(52)
				$149,641	$147,459	$2,182

#	For cross-currency exchange contracts, the settlement value is the U.S. Dollar market value at 10/31/11 of the currency being sold, and the value at 10/31/11 is the U.S. Dollar market value of the currency being purchased.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2011	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	61

JPMorgan International Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2011

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 96.1%
	Australia — 0.6%
875	QBE Insurance Group Ltd. (m)	13,464

	Austria — 0.4%
402	Erste Group Bank AG (m)	8,574

	Belgium — 1.5%
471	KBC Groep N.V. (m)	10,452
211	Solvay S.A. (m)	21,494

		31,946

	Canada — 0.8%
758	First Quantum Minerals Ltd. (m)	15,903

	China — 1.6%
23,791	China Construction Bank Corp., Class H (m)	17,480
8,993	CNOOC Ltd. (m)	17,000

		34,480

	Finland — 1.1%
949	Ruukki Group OYJ (a) (m)	1,274
1,890	UPM-Kymmene OYJ (m)	22,106

		23,380

	France — 10.9%
389	BNP Paribas S.A. (m)	17,374
269	Bouygues S.A. (m)	10,053
309	Cie de St-Gobain (m)	14,280
1,158	GDF Suez (m)	32,635
126	PPR (m)	19,525
851	Sanofi (m)	60,883
583	Schneider Electric S.A. (m)	34,207
351	Sodexo (m)	25,360
945	Suez Environnement Co. (m)	14,831

		229,148

	Germany — 11.1%
440	Allianz SE (m)	48,901
353	BASF SE (m)	25,798
721	Bayer AG (m)	45,945
5,306	Commerzbank AG (a) (m)	12,957
401	Daimler AG (m)	20,361
238	Deutsche Boerse AG (a) (m)	13,139
2,060	Deutsche Telekom AG (m)	26,165
1,591	E.ON AG (m)	38,372

		231,638

	Hong Kong — 1.8%
5,298	China Resources Land Ltd. (m)	7,754
3,201	Hutchison Whampoa Ltd. (m)	29,278

		37,032

SHARES	SECURITY DESCRIPTION	VALUE($)

	Ireland — 0.8%
1,270	Experian plc (m)	16,492

	Italy — 1.5%
6,308	Snam Rete Gas S.p.A. (m)	30,836

	Japan — 19.2%
1,682	Amada Co., Ltd. (m)	11,159
736	Bridgestone Corp. (m)	17,252
563	Canon, Inc. (m)	25,568
237	East Japan Railway Co. (m)	14,363
6,339	Fujitsu Ltd. (m)	33,899
455	Honda Motor Co., Ltd. (m)	13,594
8	Japan Tobacco, Inc. (m)	38,526
4,219	JX Holdings, Inc. (m)	24,574
4	KDDI Corp. (m)	31,682
2,449	Marubeni Corp. (m)	14,254
1,746	Mitsubishi Electric Corp. (m)	16,156
748	Mitsui & Co., Ltd. (m)	10,912
2,724	Nippon Sheet Glass Co., Ltd. (m)	5,874
629	Nippon Telegraph & Telephone Corp. (m)	32,286
3,867	Nissan Motor Co., Ltd. (m)	35,558
2,708	Sumitomo Corp. (m)	33,527
1,540	Sumitomo Mitsui Financial Group, Inc. (m)	43,040

		402,224

	Netherlands — 10.3%
872	European Aeronautic Defence and Space Co., N.V. (m)	25,720
3,249	ING Groep N.V. CVA (a) (m)	28,011
1,451	Koninklijke KPN N.V. (m)	18,996
3,090	Royal Dutch Shell plc, Class A (m)	109,457
963	Unilever N.V. CVA (m)	33,255

		215,439

	Norway — 1.0%
1,812	DnB NOR ASA (m)	20,954

	Singapore — 1.1%
9,456	Singapore Telecommunications Ltd. (m)	23,908

	South Africa — 0.5%
2,510	African Bank Investments Ltd. (m)	10,838

	South Korea — 1.6%
38	Samsung Electronics Co., Ltd. (m)	32,663

	Spain — 2.6%
2,249	Banco Bilbao Vizcaya Argentaria S.A. (m)	20,238
1,154	Repsol YPF S.A. (m)	34,742

		54,980

SEE NOTES TO FINANCIAL STATEMENTS.

62	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2011

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Sweden — 2.7%
3,412	Nordea Bank AB (m)	30,985
2,407	Telefonaktiebolaget LM Ericsson, Class B (m)	25,095

		56,080

	Switzerland — 4.1%
455	Credit Suisse Group AG (a) (m)	13,128
352	Holcim Ltd. (a) (m)	22,293
512	Novartis AG (m)	28,857
393	Swiss Re AG (a) (m)	21,477

		85,755

	Taiwan — 0.7%
5,055	Hon Hai Precision Industry Co., Ltd. (m)	13,858

	United Kingdom — 20.2%
5,353	Barclays plc (m)	16,594
6,000	BP plc (m)	44,153
744	British American Tobacco plc (m)	34,093
6,589	BT Group plc (m)	19,880
3,121	Cairn Energy plc (a) (m)	14,742
5,057	Centrica plc (m)	24,073
2,431	GlaxoSmithKline plc (m)	54,546
2,497	HSBC Holdings plc (m)	21,783
1,079	Intercontinental Hotels Group plc (m)	19,909
4,076	International Power plc (m)	22,114
19,802	Lloyds Banking Group plc (a) (m)	10,240
92	Man Group plc (m)	220
491	Petropavlovsk plc (m)	5,777
3,789	Prudential plc (m)	39,136
689	Standard Chartered plc (m)	16,067
265	Tullow Oil plc (m)	5,964
26,583	Vodafone Group plc (m)	73,814

		423,105

	Total Common Stocks (Cost $2,023,179)	2,012,697

Preferred Stock — 1.4%
	Germany — 1.4%
163	Volkswagen AG (m) (Cost $18,438)	28,412

Short-Term Investment — 3.3%
	Investment Company — 3.3%
69,060	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.080% (b) (l) (Cost $69,060)	69,060

	Total Investments — 100.8% (Cost $2,110,677)	2,110,169
	Liabilities in Excess of Other Assets — (0.8)%	(16,544)

	NET ASSETS — 100.0%	$2,093,625

Percentages indicated are based on net assets.

Summary of Investments by Industry, October 31, 2011

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE
Oil, Gas & Consumable Fuels	11.9%
Commercial Banks	11.7
Pharmaceuticals	9.0
Insurance	5.8
Diversified Telecommunication Services	5.7
Wireless Telecommunication Services	5.0
Automobiles	4.6
Tobacco	3.4
Multi-Utilities	3.4
Trading Companies & Distributors	2.8
Diversified Financial Services	2.5
Electrical Equipment	2.4
Chemicals	2.2
Hotels, Restaurants & Leisure	2.1
Electric Utilities	1.8
Computers & Peripherals	1.6
Food Products	1.6
Semiconductors & Semiconductor Equipment	1.5
Gas Utilities	1.5
Industrial Conglomerates	1.4
Aerospace & Defense	1.2
Office Electronics	1.2
Communications Equipment	1.2
Metals & Mining	1.1
Construction Materials	1.1
Building Products	1.0
Independent Power Producers & Energy Traders	1.0
Paper & Forest Products	1.0
Others (each less than 1.0%)	6.0
Short-Term Investment	3.3

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2011	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	63

JPMorgan International Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2011 (continued)

(Amounts in thousands, except number of contracts)

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 10/31/11	UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
158	TOPIX Index	12/08/11	$15,339	$39

Forward Foreign Currency Exchange Contracts
CONTRACTS TO BUY	CURRENCY	COUNTERPARTY	SETTLEMENT DATE	SETTLEMENT VALUE		VALUE AT 10/31/11		NET UNREALIZED APPRECIATION (DEPRECIATION)
11,490,143	AUD
8,660,694	for EUR	Credit Suisse International	11/21/11	$11,982	#	$12,082	#	$100
6,000,290	AUD
47,895,818	for HKD	Westpac Banking Corp.	11/21/11	6,165	#	6,309	#	144
4,331,335	CAD
2,647,520	for GBP	Citibank, N.A.	11/21/11	4,256	#	4,344	#	88
7,941,195	CHF
6,495,520	for EUR	Royal Bank of Canada	11/21/11	8,987	#	9,049	#	62
4,021,036	EUR
5,665,600	for CAD	Citibank, N.A.	11/21/11	5,682	#	5,563	#	(119)
5,011,614	EUR
6,104,447	for CHF	Royal Bank of Canada	11/21/11	6,955	#	6,933	#	(22)
5,192,801	EUR
4,484,508	for GBP	Barclays Bank plc	11/21/11	7,209	#	7,184	#	(25)
5,410,641	EUR
570,005,074	for JPY	Citibank, N.A.	11/21/11	7,293	#	7,485	#	192
3,910,618	EUR
35,728,098	for SEK	Citibank, N.A.	11/21/11	5,476	#	5,410	#	(66)
5,372,614	EUR
9,299,692	for SGD	Morgan Stanley	11/21/11	7,412	#	7,433	#	21
5,956,807	GBP
6,753,466	for EUR	Credit Suisse International	11/21/11	9,343	#	9,576	#	233
81,582,125	HKD
795,941,486	for JPY	HSBC Bank, N.A.	11/21/11	10,184	#	10,502	#	318
510,804,012	JPY
6,552,970	for AUD	Barclays Bank plc	11/21/11	6,890	#	6,536	#	(354)
504,937,156	JPY
4,627,102	for EUR	TD Bank Financial Group	11/21/11	6,401	#	6,461	#	60
507,177,715	JPY
4,041,946	for GBP	Union Bank of Switzerland AG	11/21/11	6,498	#	6,489	#	(9)
18,730,891	AUD	Royal Bank of Canada	11/21/11	19,027		19,695		668
140,056,459	AUD	Union Bank of Switzerland AG	11/21/11	144,703		147,269		2,566
6,944,569	AUD	Westpac Banking Corp.	11/21/11	7,386		7,302		(84)
4,082,393	CAD	Barclays Bank plc	11/21/11	4,125		4,094		(31)
8,640,634	CHF	BNP Paribas	11/21/11	9,794		9,846		52
9,144,076	CHF	Credit Suisse International	11/21/11	11,647		10,419		(1,228)
33,236,347	CHF	Union Bank of Switzerland AG	11/21/11	42,087		37,871		(4,216)
14,114,276	DKK	Westpac Banking Corp.	11/21/11	2,721		2,624		(97)
3,160,095	EUR	Barclays Bank plc	11/21/11	4,502		4,372		(130)
10,049,422	EUR	BNP Paribas	11/21/11	13,735		13,903		168

SEE NOTES TO FINANCIAL STATEMENTS.

64	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2011

CONTRACTS TO BUY	CURRENCY	COUNTERPARTY	SETTLEMENT DATE	SETTLEMENT VALUE	VALUE AT 10/31/11	NET UNREALIZED APPRECIATION (DEPRECIATION)
19,224,261	EUR	Citibank, N.A.	11/21/11	$26,965	$26,596	$(369)
14,163,265	EUR	Credit Suisse International	11/21/11	20,362	19,594	(768)
4,740,190	EUR	HSBC Bank, N.A.	11/21/11	6,817	6,558	(259)
1,660,768	EUR	Royal Bank of Canada	11/21/11	2,305	2,298	(7)
10,850,260	EUR	State Street Corp.	11/21/11	15,326	15,011	(315)
13,811,499	EUR	Westpac Banking Corp.	11/21/11	19,206	19,107	(99)
4,416,669	GBP	Barclays Bank plc	11/21/11	6,976	7,100	124
6,673,727	GBP	BNP Paribas	11/21/11	10,743	10,729	(14)
4,779,759	GBP	HSBC Bank, N.A.	11/21/11	7,764	7,684	(80)
62,208,293	HKD	Citibank, N.A.	11/21/11	7,989	8,008	19
54,469,605	HKD	Royal Bank of Canada	11/21/11	6,995	7,012	17
349,464,796	HKD	Westpac Banking Corp.	11/21/11	44,890	44,988	98
521,096,209	JPY	Barclays Bank plc	11/21/11	6,710	6,668	(42)
991,080,351	JPY	BNP Paribas	11/21/11	12,961	12,681	(280)
708,449,278	JPY	Credit Suisse International	11/21/11	9,256	9,065	(191)
1,401,415,938	JPY	HSBC Bank, N.A.	11/21/11	18,293	17,932	(361)
1,000,862,150	JPY	Union Bank of Switzerland AG	11/21/11	13,020	12,806	(214)
33,748,453	NOK	BNP Paribas	11/21/11	6,217	6,054	(163)
28,010,480	SGD	Westpac Banking Corp.	11/21/11	23,133	22,323	(810)
				$636,388	$630,965	$(5,423)

CONTRACTS TO SELL	CURRENCY	COUNTERPARTY	SETTLEMENT DATE	SETTLEMENT VALUE	VALUE AT 10/31/11	NET UNREALIZED APPRECIATION (DEPRECIATION)
14,631,194	CAD	Union Bank of Switzerland AG	11/21/11	$14,781	$14,673	$108
10,145,059	CHF	HSBC Bank, N.A.	11/21/11	12,951	11,560	1,391
8,185,747	EUR	Barclays Bank plc	11/21/11	11,189	11,324	(135)
18,392,237	EUR	Citibank, N.A.	11/21/11	26,534	25,444	1,090
10,835,922	EUR	Credit Suisse International	11/21/11	14,601	14,991	(390)
4,740,190	EUR	Deutsche Bank AG	11/21/11	6,827	6,558	269
16,357,128	EUR	Morgan Stanley	11/21/11	23,602	22,629	973
4,119,102	EUR	State Street Corp.	11/21/11	5,615	5,699	(84)
7,810,942	EUR	Union Bank of Switzerland AG	11/21/11	10,401	10,806	(405)
41,983,211	EUR	Westpac Banking Corp.	11/21/11	60,269	58,081	2,188
4,469,037	GBP	Barclays Bank plc	11/21/11	7,401	7,184	217
18,519,302	GBP	BNP Paribas	11/21/11	30,233	29,772	461
81,586,541	GBP	Union Bank of Switzerland AG	11/21/11	134,571	131,162	3,409
128,735,351	HKD	BNP Paribas	11/21/11	16,558	16,572	(14)
79,515,572	HKD	Citibank, N.A.	11/21/11	10,228	10,236	(8)
120,741,939	HKD	Deutsche Bank AG	11/21/11	15,511	15,544	(33)
773,299,826	JPY	Barclays Bank plc	11/21/11	10,106	9,894	212
394,172,784	JPY	BNP Paribas	11/21/11	5,130	5,044	86
399,736,281	JPY	Citibank, N.A.	11/21/11	5,213	5,115	98
1,001,247,995	JPY	Goldman Sachs International	11/21/11	13,064	12,811	253
960,966,961	JPY	Morgan Stanley	11/21/11	12,551	12,296	255
565,402,961	JPY	Westpac Banking Corp.	11/21/11	7,360	7,235	125
				$454,696	$444,630	$10,066

#	For cross-currency exchange contracts, the settlement value is the U.S. Dollar market value at 10/31/11 of the currency being sold, and the value at 10/31/11 is the U.S. Dollar market value of the currency being purchased.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2011	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	65

JPMorgan Intrepid International Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2011

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 99.0%
	Australia — 4.1%
58	Australia & New Zealand Banking Group Ltd. (m)	1,315
107	BHP Billiton Ltd. (m)	4,206
166	Challenger Ltd. (m)	792
35	Flight Centre Ltd. (m)	734
41	Iluka Resources Ltd. (m)	685
59	Westpac Banking Corp. (m)	1,380

		9,112

	Austria — 0.3%
8	Andritz AG (m)	741

	Belgium — 0.5%
7	Solvay S.A. (m)	673
11	Umicore S.A. (m)	453

		1,126

	Bermuda — 0.3%
18	Signet Jewelers Ltd. (m)	774

	Brazil — 0.9%
33	Cia Hering (m)	733
24	Cielo S.A. (m)	646
23	Tim Participacoes S.A., ADR (m)	590

		1,969

	China — 2.9%
179	Anhui Conch Cement Co., Ltd., Class H (m)	651
1,296	China Construction Bank Corp., Class H (m)	952
397	China Merchants Bank Co., Ltd., Class H (m)	802
722	China Petroleum & Chemical Corp., Class H (m)	683
720	China Southern Airlines Co., Ltd., Class H (a) (m)	402
23	Focus Media Holding Ltd., ADR (a) (m)	614
1,113	Industrial & Commercial Bank of China, Class H (m)	695
92	Ping An Insurance Group Co. of China Ltd., Class H (m)	678
316	Sands China Ltd. (a) (m)	951

		6,428

	Denmark — 0.6%
33	H Lundbeck A/S (m)	675
7	Novo Nordisk A/S, Class B (m)	752

		1,427

	Finland — 0.9%
27	Fortum OYJ (m)	669
23	Nokian Renkaat OYJ (m)	828
80	Stora Enso OYJ, Class R (m)	509

		2,006

SHARES	SECURITY DESCRIPTION	VALUE($)

	France — 9.0%
166	AXA S.A. (m)	2,670
22	BNP Paribas S.A. (m)	974
16	Cap Gemini S.A. (m)	629
15	Cie de St-Gobain (m)	714
11	Danone (m)	745
29	Edenred (m)	812
6	LVMH Moet Hennessy Louis Vuitton S.A. (m)	1,073
5	PPR (m)	806
9	Remy Cointreau S.A. (m)	764
21	Safran S.A. (m)	678
43	Sanofi (m)	3,091
10	Schneider Electric S.A. (m)	602
9	Technip S.A. (m)	844
65	Total S.A. (m)	3,399
13	Vinci S.A. (m)	627
44	Vivendi S.A. (m)	974
8	Zodiac Aerospace (m)	657

		20,059

	Germany — 8.2%
14	Allianz SE (m)	1,533
26	BASF SE (m)	1,888
26	Bayer AG (m)	1,687
11	Bayerische Motoren Werke AG (m)	888
8	Bilfinger Berger SE (m)	733
11	Continental AG (a) (m)	792
9	Daimler AG (m)	439
54	Deutsche Telekom AG (m)	686
41	E.ON AG (m)	982
10	Fresenius SE & Co. KGaA (m)	995
96	Infineon Technologies AG (m)	863
11	Lanxess AG (m)	641
5	Linde AG (m)	839
13	Rheinmetall AG (m)	697
35	SAP AG (m)	2,146
17	Siemens AG (m)	1,815
21	Suedzucker AG (m)	613

		18,237

	Hong Kong — 2.6%
267	AIA Group Ltd. (m)	816
256	Galaxy Entertainment Group Ltd. (a) (m)	518
1,870	GOME Electrical Appliances Holding Ltd. (m)	573
102	Hutchison Whampoa Ltd. (m)	933
24	Jardine Strategic Holdings Ltd. (m)	689
62	Sun Hung Kai Properties Ltd. (m)	854
55	Swire Pacific Ltd., Class A (m)	636
166	Wharf Holdings Ltd. (m)	880

		5,899

SEE NOTES TO FINANCIAL STATEMENTS.

66	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2011

SHARES		SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
		India — 0.8%
65		Federal Bank Ltd. (m)	548
16		HDFC Bank Ltd., ADR (m)	509
114		Yes Bank Ltd. (m)	733

			1,790

		Indonesia — 0.7%
102		Astra International Tbk PT (m)	783
1,078		Bank Rakyat Indonesia Persero Tbk PT (m)	810

			1,593

		Ireland — 1.2%
120		Glanbia plc (m)	781
31		Shire plc (m)	968
93		WPP plc (m)	963

			2,712

		Italy — 3.4%
98		Davide Campari-Milano S.p.A. (m)	754
213		Enel S.p.A. (m)	1,005
50		ENI S.p.A. (m)	1,101
444		Intesa Sanpaolo S.p.A. (m)	783
86		Pirelli & C. S.p.A. (m)	760
121		Prada S.p.A. (a) (m)	608
152		Snam Rete Gas S.p.A. (m)	744
708		Telecom Italia S.p.A. (m)	743
6		Tod’s S.p.A. (m)	596
39		Yoox S.p.A. (a) (m)	558

			7,652

		Japan — 17.4%
17		Aisin Seiki Co., Ltd. (m)	544
45		Asics Corp. (m)	594
52		Brother Industries Ltd. (m)	683
21		Canon, Inc. (m)	931
35		Century Tokyo Leasing Corp. (m)	708
109		Chiba Bank Ltd. (The) (m)	667
—	(h)	CyberAgent, Inc. (m)	715
46		Daihatsu Motor Co., Ltd. (m)	809
10		Daito Trust Construction Co., Ltd. (m)	886
57		Daiwa House Industry Co., Ltd. (m)	714
18		FamilyMart Co., Ltd. (m)	715
5		FANUC Corp. (m)	808
124		Fukuoka Financial Group, Inc. (m)	480
136		Hitachi Ltd. (m)	729
27		Honda Motor Co., Ltd. (m)	810
194		Isuzu Motors Ltd. (m)	822
63		ITOCHU Corp. (m)	619

SHARES		SECURITY DESCRIPTION	VALUE($)

		Japan — Continued
—	(h)	Japan Tobacco, Inc. (m)	1,529
140		JX Holdings, Inc. (m)	814
150		Kawasaki Heavy Industries Ltd. (m)	382
—	(h)	KDDI Corp. (m)	850
41		Komatsu Ltd. (m)	1,019
23		Konami Corp. (m)	756
7		Kyocera Corp. (m)	615
17		Makita Corp. (m)	646
114		Marubeni Corp. (m)	664
52		Mitsubishi Corp. (m)	1,069
99		Mitsubishi Electric Corp. (m)	916
443		Mitsubishi UFJ Financial Group, Inc. (m)	1,927
46		Mitsui & Co., Ltd. (m)	667
485		Mizuho Financial Group, Inc. (m)	679
11		Murata Manufacturing Co., Ltd. (m)	631
50		Nippon Shokubai Co., Ltd. (m)	510
21		Nippon Telegraph & Telephone Corp. (m)	1,052
141		Nissan Motor Co., Ltd. (m)	1,294
30		Omron Corp. (m)	655
10		Ono Pharmaceutical Co., Ltd. (m)	544
13		ORIX Corp. (m)	1,142
1		Rakuten, Inc. (m)	946
16		Sanrio Co., Ltd. (m)	791
13		Shin-Etsu Chemical Co., Ltd. (m)	668
5		SMC Corp. (m)	778
20		Softbank Corp. (m)	659
69		Sumitomo Corp. (m)	848
28		Sumitomo Mitsui Financial Group, Inc. (m)	777
205		Sumitomo Mitsui Trust Holdings, Inc. (m)	702
151		Teijin Ltd. (m)	527
29		Toyota Motor Corp. (m)	969
9		Yamada Denki Co., Ltd. (m)	629

			38,889

		Mexico — 0.3%
11		Fomento Economico Mexicano S.A.B. de C.V., ADR (m)	720

		Netherlands — 5.0%
20		ASML Holding N.V. (m)	845
282		ING Groep N.V. CVA (a) (m)	2,435
70		Koninklijke KPN N.V. (m)	921
137		Royal Dutch Shell plc, Class B (m)	4,919
60		Unilever N.V. CVA (m)	2,064

			11,184

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2011	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	67

JPMorgan Intrepid International Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2011 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Norway — 0.7%
57	DnB NOR ASA (m)	661
45	Telenor ASA (m)	793

		1,454

	Russia — 0.3%
54	Gazprom OAO, ADR (m)	621

	Singapore — 0.2%
72	Cape plc (m)	557

	South Korea — 0.7%
2	Hyundai Motor Co. (m)	451
7	Kia Motors Corp. (m)	422
1	Samsung Electronics Co., Ltd. (m)	698

		1,571

	Spain — 1.9%
133	Banco Bilbao Vizcaya Argentaria S.A. (m)	1,199
25	Endesa S.A. (m)	592
41	Gas Natural SDG S.A. (m)	769
103	Iberdrola S.A. (m)	743
10	Inditex S.A. (m)	943

		4,246

	Sweden — 1.8%
37	Lundin Petroleum AB (a) (m)	902
24	Svenska Handelsbanken AB, Class A (m)	700
36	Tele2 AB, Class B (m)	755
89	Telefonaktiebolaget LM Ericsson, Class B (m)	932
52	Volvo AB, Class B (m)	649

		3,938

	Switzerland — 9.5%
46	ABB Ltd. (a) (m)	862
21	Cie Financiere Richemont S.A., Class A (m)	1,172
42	Credit Suisse Group AG (a) (m)	1,220
119	Ferrexpo plc (m)	613
1	Galenica AG (m)	750
85	Nestle S.A. (m)	4,938
65	Novartis AG (m)	3,651
18	Roche Holding AG (m)	3,018
2	Swatch Group AG (The) (m)	876
5	Swiss Life Holding AG (a) (m)	666
24	Wolseley plc (m)	678
81	Xstrata plc (m)	1,350
7	Zurich Financial Services AG (a) (m)	1,512

		21,306

	Taiwan — 0.2%
17	HTC Corp. (m)	378

SHARES	SECURITY DESCRIPTION	VALUE($)

	United Arab Emirates — 0.2%
138	Lamprell plc (m)	534

	United Kingdom — 24.4%
363	Afren plc (a) (m)	574
81	ARM Holdings plc (m)	764
38	AstraZeneca plc (m)	1,837
201	Aviva plc (m)	1,097
690	Barclays plc (m)	2,139
122	BG Group plc (m)	2,655
286	BP plc (m)	2,104
61	British American Tobacco plc (m)	2,790
81	British Land Co. plc (m)	665
309	BT Group plc (m)	934
162	BTG plc (a) (m)	719
54	Burberry Group plc (m)	1,156
122	Cairn Energy plc (a) (m)	578
146	Centrica plc (m)	697
68	Cookson Group plc (m)	526
88	Drax Group plc (m)	770
140	GlaxoSmithKline plc (m)	3,151
193	Highland Gold Mining Ltd. (m)	593
406	HSBC Holdings plc (m)	3,541
109	ICAP plc (m)	703
61	IMI plc (m)	807
27	Imperial Tobacco Group plc (m)	992
160	Inchcape plc (m)	838
49	Intercontinental Hotels Group plc (m)	910
112	International Personal Finance plc (m)	490
180	Kingfisher plc (m)	744
476	Legal & General Group plc (m)	839
141	Meggitt plc (m)	873
27	Mulberry Group plc (m)	667
38	Petrofac Ltd. (m)	867
91	Prudential plc (m)	936
16	Reckitt Benckiser Group plc (m)	824
182	Resolution Ltd. (m)	801
76	Rio Tinto plc (m)	4,127
40	Spectris plc (m)	823
34	SSE plc (m)	729
85	Standard Chartered plc (m)	1,972
1,145	Taylor Wimpey plc (a) (m)	678
57	Travis Perkins plc (m)	792
32	Tullow Oil plc (m)	717
1,567	Vodafone Group plc (m)	4,350
32	Weir Group plc (The) (m)	989
144	Wm Morrison Supermarkets plc (m)	697

		54,455

	Total Common Stocks (Cost $202,024)	221,378

SEE NOTES TO FINANCIAL STATEMENTS.

68	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2011

SHARES	SECURITY DESCRIPTION	VALUE($)

Preferred Stocks — 1.0%
	Brazil — 0.3%
17	Cia de Bebidas das Americas, ADR (m)	562

	Germany — 0.7%
9	Volkswagen AG (m)	1,573

	Total Preferred Stocks (Cost $1,757)	2,135

Short-Term Investment — 2.6%
	Investment Company — 2.6%
5,851	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.080% (b) (l) (Cost $5,851)	5,851

	Total Investments — 102.6% (Cost $209,632)	229,364
	Liabilities in Excess of Other Assets — (2.6)%	(5,815)

	NET ASSETS — 100.0%	$223,549

Percentages indicated are based on net assets.

Summary of Investments by Industry, October 31, 2011

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE
Commercial Banks	10.9%
Pharmaceuticals	8.8
Oil, Gas & Consumable Fuels	8.3
Metals & Mining	5.0
Insurance	5.0
Automobiles	4.0
Food Products	4.0
Diversified Telecommunication Services	3.0
Machinery	3.0
Textiles, Apparel & Luxury Goods	2.9
Wireless Telecommunication Services	2.8
Chemicals	2.7
Trading Companies & Distributors	2.3
Tobacco	2.3
Specialty Retail	2.3
Diversified Financial Services	2.2
Electric Utilities	2.1
Industrial Conglomerates	2.0
Real Estate Management & Development	1.7
Electronic Equipment, Instruments & Components	1.5
Semiconductors & Semiconductor Equipment	1.4
Hotels, Restaurants & Leisure	1.4
Auto Components	1.3
Software	1.3
Beverages	1.2
Electrical Equipment	1.0
Media	1.0
Energy Equipment & Services	1.0
Aerospace & Defense	1.0
Others (each less than 1.0%)	10.0
Short-Term Investment	2.6

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2011	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	69

J.P. Morgan International Equity Funds

NOTES TO SCHEDULES OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2011

ADR	— American Depositary Receipt
AUD	— Australian Dollar
CAD	— Canadian Dollar
CHF	— Swiss Franc
CVA	— Dutch Certification
DKK	— Danish Krone
EAFE	— Europe, Australasia, and Far East
EUR	— Euro
FDR	— Fiduciary Depositary Receipt
GBP	— British Pound
GDR	— Global Depositary Receipt
HKD	— Hong Kong Dollar
JPY	— Japanese Yen
NOK	— Norwegian Krone
NZD	— New Zealand Dollar
NVDR	— Non Voting Depository Receipt
Reg. S

—  Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.

REIT	— Real Estate Investment Trust
SEK	— Swedish Krona
SGD	— Singapore Dollar
ZAR	— South African Rand

(a)	— Non-income producing security.
(b)	— Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(e)

—  Security is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. Unless otherwise indicated, this security has been determined to be liquid under procedures established by the Board of Trustees and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(f)

—  Security is fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. The following approximates the value and percentage of these investments based on total investments (amounts in thousands):

	Fund	Value	Percentage
	Emerging Economies Fund	$—	—%
	Emerging Markets Equity Fund	40,052	1.9
	International Equity Index Fund	—	—

	In addition, the value and percentage, based on total investments, of the investments that apply the fair valuation policy for the international investments as described in Note 2.A to the financial statements are as follows (amounts in thousands):

	Fund	Value	Percentage
	Emerging Economies Fund	$231,008	66.8%
	Emerging Markets Equity Fund	1,442,286	66.7
	Global Equity Income	1,947	67.6
	Global Opportunities Fund	2,795	62.0
	International Equity Fund	671,043	92.5
	International Equity Index Fund	580,253	94.0
	International Opportunities Fund	464,488	94.7
	International Value Fund	2,025,206	96.0
	Intrepid International Fund	219,139	95.5

(g)	— Amount rounds to less than 0.1%.
(h)	— Amount rounds to less than one thousand (shares or dollars).
(i)	— Security has been deemed illiquid pursuant to procedures approved by the Board of Trustees and may be difficult to sell.
(l)	— The rate shown is the current yield as of October 31, 2011.
(m)

—  All or a portion of this security is reserved and/or pledged with the custodian for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, unfunded commitments and forward foreign currency exchange contracts.

SEE NOTES TO FINANCIAL STATEMENTS.

70	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2011

THIS PAGE IS INTENTIONALLY LEFT BLANK

OCTOBER 31, 2011	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	71

STATEMENTS OF ASSETS AND LIABILITIES

AS OF OCTOBER 31, 2011

(Amounts in thousands, except per share amounts)

	Emerging Economies Fund		Emerging Markets Equity Fund		Global Equity Income Fund
ASSETS:
Investments in non-affiliates, at value	$333,216		$2,129,389		$2,879
Investments in affiliates, at value	12,370		33,314		—

Total investment securities, at value	345,586		2,162,703		2,879
Cash	49		108		52
Foreign currency, at value	209		228		1
Receivables:
Investment securities sold	—	(a)	3,195		14
Fund shares sold	216		4,485		—
Dividends from non-affiliates	627		3,793		6
Dividends from affiliates	—	(a)	5		—
Tax reclaims	—		—		3
Unrealized appreciation on forward foreign currency exchange contracts	—		—		5
Due from Advisor	—		—		5
Prepaid expenses and other assets	—		—		37

Total Assets	346,687		2,174,517		3,002

LIABILITIES:
Payables:
Dividends	—		—		—	(a)
Investment securities purchased	—		1,495		—
Fund shares redeemed	19		5,924		—	(a)
Unrealized depreciation on forward foreign currency exchange contracts	—		—		10
Accrued liabilities:
Investment advisory fees	272		1,700		—
Administration fees	24		154		—
Shareholder servicing fees	32		316		—	(a)
Distribution fees	9		84		—	(a)
Custodian and accounting fees	44		432		17
Trustees’ and Chief Compliance Officer’s fees	—	(a)	—	(a)	—	(a)
Audit fees	42		32		28
Other	12		614		3

Total Liabilities	454		10,751		58

Net Assets	$346,233		$2,163,766		$2,944

SEE NOTES TO FINANCIAL STATEMENTS.

72	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2011

	Emerging Economies Fund	Emerging Markets Equity Fund	Global Equity Income Fund
NET ASSETS:
Paid in capital	$394,509	$1,944,711	$3,264
Accumulated undistributed net investment income	3,911	1,577	6
Accumulated net realized gains (losses)	(18,747)	(10,441)	(142)
Net unrealized appreciation (depreciation)	(33,440)	227,919	(184)

Total Net Assets	$346,233	$2,163,766	$2,944

Net Assets:
Class A	$43,519	$265,458	$127
Class B	—	7,572	—
Class C	516	43,437	60
Class R2	—	—	45
Class R5	228,411	—	46
Institutional Class	—	596,147	—
Select Class	73,787	1,251,152	2,666

Total	$346,233	$2,163,766	$2,944

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	3,440	12,588	9
Class B	—	364	—
Class C	41	2,104	4
Class R2	—	—	3
Class R5	17,978	—	3
Institutional Class	—	27,517	—
Select Class	5,820	58,398	199

Net Asset Value (b):
Class A — Redemption price per share	$12.65	$21.09	$13.37
Class B — Offering price per share (c)	—	20.80	—
Class C — Offering price per share (c)	12.58	20.65	13.35
Class R2 — Offering and redemption price per share	—	—	13.36
Class R5 — Offering and redemption price per share	12.71	—	13.38
Institutional Class — Offering and redemption price per share	—	21.66	—
Select Class — Offering and redemption price per share	12.68	21.42	13.37
Class A maximum sales charge	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$13.35	$22.26	$14.11

Cost of investments in non-affiliates	$366,661	$1,901,497	$3,058
Cost of investments in affiliates	12,370	33,314	—
Cost of foreign currency	207	204	1

(a)	Amount rounds to less than $1,000.
(b)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(c)	Redemption price for Class B and Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2011	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	73

STATEMENTS OF ASSETS AND LIABILITIES

AS OF OCTOBER 31, 2011 (continued)

(Amounts in thousands, except per share amounts)

	Global Opportunities Fund		International Equity Fund		International Equity Index Fund
ASSETS:
Investments in non-affiliates, at value	$4,506		$696,119		$612,036
Investments in affiliates, at value	—		29,166		4,990

Total investment securities, at value	4,506		725,285		617,026
Cash	15		89		108
Foreign currency, at value	3		18		1,373
Deposits at broker for futures contracts	—		—		891
Receivables:
Investment securities sold	38		18,734		1,592
Fund shares sold	2		515		195
Dividends from non-affiliates	9		1,210		1,369
Dividends from affiliates	—		2		—	(a)
Tax reclaims	2		1,329		585
Unrealized appreciation on forward foreign currency exchange contracts	29		—		—
Due from Advisor	15		—		—
Prepaid expenses and other assets	18		—		—

Total Assets	4,637		747,182		623,139

LIABILITIES:
Payables:
Investment securities purchased	6		37,844		4
Fund shares redeemed	—		3,474		360
Variation margin on futures contracts	—		—		170
Unrealized depreciation on forward foreign currency exchange contracts	25		—		—
Accrued liabilities:
Investment advisory fees	—		353		283
Administration fees	—		71		58
Shareholder servicing fees	1		66		51
Distribution fees	1		35		33
Custodian and accounting fees	17		48		66
Trustees’ and Chief Compliance Officer’s fees	—	(a)	—	(a)	7
Deferred India capital gains tax	—		—		5
Transfer agent fees	2		98		148
Audit fees	33		34		24
Printing & Postage fees	12		55		61
Other	1		16		14

Total Liabilities	98		42,094		1,284

Net Assets	$4,539		$705,088		$621,855

SEE NOTES TO FINANCIAL STATEMENTS.

74	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2011

	Global Opportunities Fund	International Equity Fund	International Equity Index Fund
NET ASSETS:
Paid in capital	$5,463	$629,916	$512,143
Accumulated undistributed net investment income	46	325	10,590
Accumulated net realized gains (losses)	(932)	(23,511)	(82,734)
Net unrealized appreciation (depreciation)	(38)	98,358	181,856

Total Net Assets	$4,539	$705,088	$621,855

Net Assets:
Class A	$1,480	$102,866	$99,046
Class B	—	2,817	4,154
Class C	432	20,193	15,428
Class R2	—	67	463
Class R5	92	45,680	—
Class R6	—	347,040	—
Select Class	2,535	186,425	502,764

Total	$4,539	$705,088	$621,855

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	118	8,158	5,886
Class B	—	231	268
Class C	35	1,672	948
Class R2	—	5	28
Class R5	7	3,582	—
Class R6	—	27,225	—
Select Class	201	14,616	29,652

Net Asset Value (b):
Class A — Redemption price per share	$12.57	$12.61	$16.83
Class B — Offering price per share (c)	—	12.22	15.52
Class C — Offering price per share (c)	12.51	12.08	16.27
Class R2 — Offering and redemption price per share	—	12.58	16.66
Class R5 — Offering and redemption price per share	12.63	12.75	—
Class R6 — Offering and redemption price per share	—	12.75	—
Select Class — Offering and redemption price per share	12.62	12.76	16.96
Class A maximum sales charge	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$13.27	$13.31	$17.76

Cost of investments in non-affiliates	$4,549	$597,913	$431,068
Cost of investments in affiliates	—	29,166	4,990
Cost of foreign currency	2	18	1,335

(a)	Amount rounds to less than $1,000.
(b)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(c)	Redemption price for Class B and Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2011	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	75

STATEMENTS OF ASSETS AND LIABILITIES

AS OF OCTOBER 31, 2011 (continued)

(Amounts in thousands, except per share amounts)

	International Opportunities Fund	International Value Fund	Intrepid International Fund
ASSETS:
Investments in non-affiliates, at value	$478,810	$2,041,109	$223,513
Investments in affiliates, at value	11,499	69,060	5,851

Total investment securities, at value	490,309	2,110,169	229,364
Cash	78	89	54
Foreign currency, at value	410	1,339	16
Deposits at broker for futures contracts	—	3,097	—
Receivables:
Investment securities sold	12,558	15,124	92
Fund shares sold	352	6,629	130
Dividends from non-affiliates	1,197	5,972	472
Dividends from affiliates	1	2	1
Tax reclaims	255	1,574	316
Variation margin on futures contracts	—	212	—
Unrealized appreciation on forward foreign currency exchange contracts	3,797	16,065	—

Total Assets	508,957	2,160,272	230,445

LIABILITIES:
Payables:
Investment securities purchased	13,343	50,856	42
Fund shares redeemed	494	2,245	6,527
Unrealized depreciation on forward foreign currency exchange contracts	4,140	11,422	—
Accrued liabilities:
Investment advisory fees	238	839	155
Administration fees	36	155	11
Shareholder servicing fees	19	361	9
Distribution fees	11	36	7
Custodian and accounting fees	37	145	40
Trustees’ and Chief Compliance Officer’s fees	1	6	1
Other	54	582	104

Total Liabilities	18,373	66,647	6,896

Net Assets	$490,584	$2,093,625	$223,549

SEE NOTES TO FINANCIAL STATEMENTS.

76	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2011

	International Opportunities Fund	International Value Fund	Intrepid International Fund
NET ASSETS:
Paid in capital	$554,637	$2,494,331	$760,031
Accumulated undistributed net investment income	15,375	60,088	2,927
Accumulated net realized gains (losses)	(72,036)	(464,919)	(559,168)
Net unrealized appreciation (depreciation)	(7,392)	4,125	19,759

Total Net Assets	$490,584	$2,093,625	$223,549

Net Assets:
Class A	$47,855	$113,976	$31,942
Class B	702	3,557	—
Class C	576	16,510	1,018
Class R2	—	694	106
Class R6	373,613	50	—
Institutional Class	39,362	545,034	178,258
Select Class	28,476	1,413,804	12,225

Total	$490,584	$2,093,625	$223,549

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	3,989	9,456	2,085
Class B	59	299	—
Class C	49	1,409	66
Class R2	—	58	7
Class R6	30,613	4	—
Institutional Class	3,225	44,453	11,381
Select Class	2,344	115,983	771

Net Asset Value (a):
Class A — Redemption price per share	$12.00	$12.05	$15.32
Class B — Offering price per share (b)	11.93	11.89	—
Class C — Offering price per share (b)	11.65	11.72	15.36
Class R2 — Offering and redemption price per share	—	11.86	15.21
Class R6 — Offering and redemption price per share	12.20	12.26	—
Institutional Class — Offering and redemption price per share	12.20	12.26	15.66
Select Class — Offering and redemption price per share	12.15	12.19	15.85
Class A maximum sales charge	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$12.66	$12.72	$16.17

Cost of investments in non-affiliates	$485,882	$2,041,617	$203,781
Cost of investments in affiliates	11,499	69,060	5,851
Cost of foreign currency	406	1,341	16

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class B and Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2011	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	77

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED OCTOBER 31, 2011

(Amounts in thousands)

	Emerging Economies Fund		Emerging Markets Equity Fund		Global Equity Income Fund (a)
INVESTMENT INCOME:
Dividend income from non-affiliates	$7,678		$43,455		$104
Interest income from affiliates	1		2		—
Dividend income from affiliates	7		90		—
Other income	—		4		—
Foreign taxes withheld	(437)		(1,833)		(9)

Total investment income	7,249		41,718		95

EXPENSES:
Investment advisory fees	2,145		20,020		16
Administration fees	190		1,778		2
Distribution fees:
Class A	51		713		— (b)
Class B	—		71		—
Class C	1		346		— (b)
Class R2	—		—		— (b)
Shareholder servicing fees:
Class A	51		713		— (b)
Class B	—		23		—
Class C	—	(b)	115		— (b)
Class R2	—		—		— (b)
Class R5	66		—		— (b)
Institutional Class	—		570		—
Select Class	153		2,729		5
Custodian and accounting fees	211		1,335		30
Interest expense to affiliates	1		2		—
Professional fees	71		95		75
Trustees’ and Chief Compliance Officer’s fees	2		20		— (b)
Printing and mailing costs	19		499		7
Registration and filing fees	91		128		51
Transfer agent fees	6		2,262		15
Other	11		23		6

Total expenses	3,069		31,442		207

Less amounts waived	(42)		(305)		(18)
Less expense reimbursements	(1)		—		(169)

Net expenses	3,026		31,137		20

Net investment income (loss)	4,223		10,581		75

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	(16,840	)(c)	1,097		(141)
Futures	—		—		(1)
Foreign currency transactions	(44)		(1,113)		(4)

Net realized gain (loss)	(16,884)		(16)		(146)

Change in net unrealized appreciation (depreciation) of:
Investments in non-affiliates	(34,910)		(226,138	)(d)	(179)
Foreign currency translations	5		(191)		(5)

Change in net unrealized appreciation (depreciation)	(34,905)		(226,329)		(184)

Net realized/unrealized gains (losses)	(51,789)		(226,345)		(330)

Change in net assets resulting from operations	$(47,566)		$(215,764)		$(255)

(a)	Commencement of operations was February 28, 2011.
(b)	Amount rounds to less than $1,000.
(c)	Net of India Capital Gains Tax of approximately $(3,000) for Emerging Economies Fund.
(d)	Net of India Capital Gains Tax of approximately $1,213,000 for Emerging Markets Equity Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

78	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2011

	Global Opportunities Fund	International Equity Fund	International Equity Index Fund
INVESTMENT INCOME:
Dividend income from non-affiliates	$114	$21,499	$23,964
Interest income from affiliates	— (a)	1	6
Dividend income from affiliates	—	14	4
Income from securities lending (net)	—	45	151
Other income	—	205	199
Foreign taxes withheld	(9)	(1,578)	(2,511)

Total investment income	105	20,186	21,813

EXPENSES:
Investment advisory fees	40	5,582	3,725
Administration fees	4	620	602
Distribution fees:
Class A	4	333	299
Class B	—	28	41
Class C	3	174	136
Class R2	—	— (a)	1
Shareholder servicing fees:
Class A	4	333	299
Class B	—	10	14
Class C	1	58	45
Class R2	—	— (a)	1
Class R5	— (a)	33	—
Select Class	7	558	1,335
Custodian and accounting fees	75	152	384
Interest expense to affiliates	— (a)	1	6
Professional fees	65	66	70
Trustees’ and Chief Compliance Officer’s fees	— (a)	7	7
Printing and mailing costs	16	164	156
Registration and filing fees	43	75	61
Transfer agent fees	8	415	424
Other	7	12	15

Total expenses	277	8,621	7,621

Less amounts waived	(46)	(1,473)	(1,551)
Less earnings credits	—	— (a)	—
Less expense reimbursements	(165)	—	—

Net expenses	66	7,148	6,070

Net investment income (loss)	39	13,038	15,743

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	(230)	(3,353)	12,907
Futures	7	(87)	(2,189)
Foreign currency transactions	(17)	(398)	402
Payment by affiliate	—	—	30

Net realized gain (loss)	(240)	(3,838)	11,150

Change in net unrealized appreciation (depreciation) of:
Investments in non-affiliates	(550)	(42,523)	(93,413	)(b)
Futures	—	—	807
Foreign currency translations	38	41	(129)

Change in net unrealized appreciation (depreciation)	(512)	(42,482)	(92,735)

Net realized/unrealized gains (losses)	(752)	(46,320)	(81,585)

Change in net assets resulting from operations	$(713)	$(33,282)	$(65,842)

(a)	Amount rounds to less than $1,000.
(b)	Net of India Capital Gains Tax of approximately $8,000 for International Equity Index Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2011	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	79

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED OCTOBER 31, 2011 (continued)

(Amounts in thousands)

	International Opportunities Fund	International Value Fund	Intrepid International Fund
INVESTMENT INCOME:
Dividend income from non-affiliates	$13,423	$71,393	$6,445
Interest income from affiliates	2	3	1
Dividend income from affiliates	10	33	3
Income from securities lending (net)	26	156	—
Other income	19	12	3
Foreign taxes withheld	(1,097)	(5,799)	(491)

Total investment income	12,383	65,798	5,961

EXPENSES:
Investment advisory fees	2,532	11,448	1,762
Administration fees	375	1,694	184
Distribution fees:
Class A	81	343	90
Class B	7	34	—
Class C	6	142	10
Class R2	—	5	1
Shareholder servicing fees:
Class A	81	343	90
Class B	2	11	—
Class C	2	47	4
Class R2	—	2	— (a)
Institutional Class	81	518	152
Select Class	81	3,071	45
Custodian and accounting fees	165	556	97
Interest expense to affiliates	1	3	1
Professional fees	66	101	72
Trustees’ and Chief Compliance Officer’s fees	5	19	2
Printing and mailing costs	39	384	8
Registration and filing fees	58	187	50
Transfer agent fees	64	2,082	99
Other	16	30	8

Total expenses	3,662	21,020	2,675

Less amounts waived	(27)	(503)	(370)

Net expenses	3,635	20,517	2,305

Net investment income (loss)	8,748	45,281	3,656

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	(9,188)	16,051	774
Futures	(551)	2,245	(64)
Foreign currency transactions	8,680	28,297	3

Net realized gain (loss)	(1,059)	46,593	713

Change in net unrealized appreciation (depreciation) of:
Investments in non-affiliates	(44,518)	(252,599)	(17,717)
Futures	6	307	—
Foreign currency translations	(1,812)	(5,801)	— (a)

Change in net unrealized appreciation (depreciation)	(46,324)	(258,093)	(17,717)

Net realized/unrealized gains (losses)	(47,383)	(211,500)	(17,004)

Change in net assets resulting from operations	$(38,635)	$(166,219)	$(13,348)

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

80	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2011

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	Emerging Economies Fund		Emerging Markets Equity Fund
	Year Ended 10/31/2011	Year Ended 10/31/2010	Year Ended 10/31/2011	Year Ended 10/31/2010
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$4,223	$77	$10,581	$2,289
Net realized gain (loss)	(16,884)	1,434	(16)	18,271
Change in net unrealized appreciation (depreciation)	(34,905)	481	(226,329)	269,411

Change in net assets resulting from operations	(47,566)	1,992	(215,764)	289,971

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	— (a)	(1)	(1,007)	(303)
Class C
From net investment income	—	(1)	(39)	—
Class R5
From net investment income	(248)	(1)	—	—
Institutional Class
From net investment income	—	—	(3,282)	(1,509)
Select Class
From net investment income	(126)	(151)	(5,259)	(1,116)

Total distributions to shareholders	(374)	(154)	(9,587)	(2,928)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	386,712	154	644,976	648,370

NET ASSETS:
Change in net assets	338,772	1,992	419,625	935,413
Beginning of period	7,461	5,469	1,744,141	808,728

End of period	$346,233	$7,461	$2,163,766	$1,744,141

Accumulated undistributed net investment income	$3,911	$87	$1,577	$1,359

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2011	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	81

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Global Equity Income Fund	Global Opportunities Fund
	Period Ended 10/31/2011 (a)	Year Ended 10/31/2011	Year Ended 10/31/2010
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$75	$39	$21
Net realized gain (loss)	(146)	(240)	338
Change in net unrealized appreciation (depreciation)	(184)	(512)	196

Change in net assets resulting from operations	(255)	(713)	555

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(2)	(9)	(1)
Class C
From net investment income	(1)	(3)	(1)
Class R2
From net investment income	(1)	—	—
Class R5
From net investment income	(1)	(2)	(1)
Select Class
From net investment income	(64)	(45)	(23)

Total distributions to shareholders	(69)	(59)	(26)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	3,268	2,168	182

NET ASSETS:
Change in net assets	2,944	1,396	711
Beginning of period	—	3,143	2,432

End of period	$2,944	$4,539	$3,143

Accumulated undistributed net investment income	$6	$46	$83

(a)	Commencement of operations was February 28, 2011.

SEE NOTES TO FINANCIAL STATEMENTS.

82	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2011

	International Equity Fund		International Equity Index Fund
	Year Ended 10/31/2011	Year Ended 10/31/2010	Year Ended 10/31/2011	Year Ended 10/31/2010
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$13,038	$9,802	$15,743	$15,458
Net realized gain (loss)	(3,838)	(7,321)	11,150	(3,786)
Change in net unrealized appreciation (depreciation)	(42,482)	54,178	(92,735)	30,317

Change in net assets resulting from operations	(33,282)	56,659	(65,842)	41,989

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(2,093)	(1,890)	(2,889)	(1,807)
Class B
From net investment income	(39)	(47)	(107)	(81)
Class C
From net investment income	(276)	(233)	(307)	(200)
Class R2
From net investment income	(1)	(1)	(5)	(3)
Class R5
From net investment income	(1,018)	(3,497)	—	—
Class R6 (a)
From net investment income	(5,557)	—	—	—
Select Class
From net investment income	(3,854)	(4,249)	(13,161)	(13,601)

Total distributions to shareholders	(12,838)	(9,917)	(16,469)	(15,692)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	108,846	47,454	38,549	(267,549)

NET ASSETS:
Change in net assets	62,726	94,196	(43,762)	(241,252)
Beginning of period	642,362	548,166	665,617	906,869

End of period	$705,088	$642,362	$621,855	$665,617

Accumulated undistributed net investment income	$325	$556	$10,590	$10,185

(a)	Commencement of offering of class of shares effective November 30, 2010 for International Equity Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2011	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	83

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	International Opportunities Fund		International Value Fund
	Year Ended 10/31/2011	Year Ended 10/31/2010	Year Ended 10/31/2011	Year Ended 10/31/2010
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$8,748	$4,190	$45,281	$30,865
Net realized gain (loss)	(1,059)	1,880	46,593	(47,717)
Change in net unrealized appreciation (depreciation)	(46,324)	26,001	(258,093)	105,187

Change in net assets resulting from operations	(38,635)	32,071	(166,219)	88,335

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(363)	(365)	(4,623)	(3,117)
Class B
From net investment income	(16)	(40)	(129)	(110)
Class C
From net investment income	(19)	(16)	(534)	(341)
Class R2
From net investment income	—	—	(37)	(12)
Class R6 (a)
From net investment income	(1)	—	(2)	—
Institutional Class
From net investment income	(7,005)	(4,519)	(15,255)	(9,483)
Select Class
From net investment income	(794)	(694)	(31,789)	(29,353)

Total distributions to shareholders	(8,198)	(5,634)	(52,369)	(42,416)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	218,691	86,553	777,579	(150,363)

NET ASSETS:
Change in net assets	171,858	112,990	558,991	(104,444)
Beginning of period	318,726	205,736	1,534,634	1,639,078

End of period	$490,584	$318,726	$2,093,625	$1,534,634

Accumulated undistributed net investment income	$15,375	$6,164	$60,088	$38,890

(a)	Commencement of offering of class of shares effective November 30, 2010.

SEE NOTES TO FINANCIAL STATEMENTS.

84	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2011

	Intrepid International Fund
	Year Ended 10/31/2011	Year Ended 10/31/2010
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$3,656	$2,785
Net realized gain (loss)	713	53,311
Change in net unrealized appreciation (depreciation)	(17,717)	(24,358)

Change in net assets resulting from operations	(13,348)	31,738

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(518)	(475)
Class C
From net investment income	(12)	(16)
Class R2
From net investment income	(1)	(1)
Institutional Class
From net investment income	(2,372)	(2,226)
Select Class
From net investment income	(152)	(5,283)

Total distributions to shareholders	(3,055)	(8,001)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	88,261	(340,849)

NET ASSETS:
Change in net assets	71,858	(317,112)
Beginning of period	151,691	468,803

End of period	$223,549	$151,691

Accumulated undistributed net investment income	$2,927	$2,136

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2011	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	85

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Emerging Economies Fund		Emerging Markets Equity Fund
	Year Ended 10/31/2011	Year Ended 10/31/2010	Year Ended 10/31/2011	Year Ended 10/31/2010
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$57,936	$—	$175,609	$152,758
Dividends and distributions reinvested	— (a)	1	937	289
Cost of shares redeemed	(7,318)	—	(133,303)	(61,610)
Redemption fees	— (a)	—	7	9

Change in net assets from Class A capital transactions	$50,618	$1	$43,250	$91,446

Class B
Proceeds from shares issued	$—	$—	$646	$1,062
Dividends and distributions reinvested	—	—	—	— (a)
Cost of shares redeemed	—	—	(2,980)	(3,076)
Redemption fees	—	—	— (a)	1

Change in net assets from Class B capital transactions	$—	$—	$(2,334)	$(2,013)

Class C
Proceeds from shares issued	$460	$—	$21,953	$22,021
Dividends and distributions reinvested	—	1	33	—
Cost of shares redeemed	(9)	—	(14,028)	(7,401)
Redemption fees	— (a)	—	1	1

Change in net assets from Class C capital transactions	$451	$1	$7,959	$14,621

Class R5
Proceeds from shares issued	$261,420	$—	$—	$—
Dividends and distributions reinvested	248	1	—	—
Cost of shares redeemed	(3,561)	—	—	—
Redemption fees	1	—	—	—

Change in net assets from Class R5 capital transactions	$258,108	$1	$—	$—

Institutional Class
Proceeds from shares issued	$—	$—	$280,763	$150,379
Dividends and distributions reinvested	—	—	2,114	956
Cost of shares redeemed	—	—	(138,088)	(55,826)
Redemption fees	—	—	15	20

Change in net assets from Institutional Class capital transactions	$—	$—	$144,804	$95,529

Select Class
Proceeds from shares issued	$93,995	$—	$804,392	$587,892
Dividends and distributions reinvested	55	151	2,409	914
Cost of shares redeemed	(16,516)	—	(355,531)	(140,041)
Redemption fees	1	—	27	22

Change in net assets from Select Class capital transactions	$77,535	$151	$451,297	$448,787

Total change in net assets from capital transactions	$386,712	$154	$644,976	$648,370

SEE NOTES TO FINANCIAL STATEMENTS.

86	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2011

	Emerging Economies Fund		Emerging Markets Equity Fund
	Year Ended 10/31/2011	Year Ended 10/31/2010	Year Ended 10/31/2011	Year Ended 10/31/2010
SHARE TRANSACTIONS:
Class A
Issued	3,985	—	7,727	7,257
Reinvested	— (a)	1	40	15
Redeemed	(549)	—	(5,970)	(2,955)

Change in Class A Shares	3,436	1	1,797	4,317

Class B
Issued	—	—	28	51
Redeemed	—	—	(131)	(150)

Change in Class B Shares	—	—	(103)	(99)

Class C
Issued	38	—	960	1,068
Reinvested	—	1	2	—
Redeemed	(1)	—	(629)	(368)

Change in Class C Shares	37	1	333	700

Class R5
Issued	18,199	—	—	—
Reinvested	17	1	—	—
Redeemed	(242)	—	—	—

Change in Class R5 Shares	17,974	1	—	—

Institutional Class
Issued	—	—	12,015	7,103
Reinvested	—	—	88	48
Redeemed	—	—	(5,960)	(2,726)

Change in Institutional Class Shares	—	—	6,143	4,425

Select Class
Issued	6,525	—	34,906	28,083
Reinvested	4	13	102	46
Redeemed	(1,234)	—	(15,495)	(6,623)

Change in Select Class Shares	5,295	13	19,513	21,506

(a)	Amount rounds to less than 1,000 (shares or dollars).

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2011	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	87

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Global Equity Income Fund		Global Opportunities Fund
	Period Ended 10/31/2011 (a)		Year Ended 10/31/2011		Year Ended 10/31/2010
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$129		$2,535		$119
Dividends and distributions reinvested	2		9		1
Cost of shares redeemed	—	(b)	(1,026)		(29)
Redemption fees	—		—	(b)	—

Change in net assets from Class A capital transactions	$131		$1,518		$91

Class C
Proceeds from shares issued	$64		$354		$20
Dividends and distributions reinvested	1		3		1
Cost of shares redeemed	—		(65)		—	(b)
Redemption fees	—		—	(b)	—

Change in net assets from Class C capital transactions	$65		$292		$21

Class R2
Proceeds from shares issued	$50		$—		$—
Dividends and distributions reinvested	1		—		—

Change in net assets from Class R2 capital transactions	$51		$—		$—

Class R5
Proceeds from shares issued	$50		$—		$—
Dividends and distributions reinvested	1		2		1
Redemption fees	—		—	(b)	—

Change in net assets from Class R5 capital transactions	$51		$2		$1

Select Class
Proceeds from shares issued	$2,921		$1,504		$46
Dividends and distributions reinvested	64		45		23
Cost of shares redeemed	(15)		(1,193)		—
Redemption fees	—		—	(b)	—

Change in net assets from Select Class capital transactions	$2,970		$356		$69

Total change in net assets from capital transactions	$3,268		$2,168		$182

SEE NOTES TO FINANCIAL STATEMENTS.

88	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2011

	Global Equity Income Fund		Global Opportunities Fund
	Period Ended 10/31/2011 (a)		Year Ended 10/31/2011		Year Ended 10/31/2010
SHARE TRANSACTIONS:
Class A
Issued	9		179		9
Reinvested	—	(b)	1		—	(b)
Redeemed	—	(b)	(83)		(2)

Change in Class A Shares	9		97		7

Class C
Issued	4		25		1
Reinvested	—	(b)	—	(b)	—	(b)
Redeemed	—		(5)		—	(b)

Change in Class C Shares	4		20		1

Class R2
Issued	3		—		—
Reinvested	—	(b)	—		—

Change in Class R2 Shares	3		—		—

Class R5
Issued	3		—		—
Reinvested	—	(b)	—	(b)	—	(b)

Change in Class R5 Shares	3		—	(b)	—	(b)

Select Class
Issued	195		100		3
Reinvested	5		3		2
Redeemed	(1)		(82)		—

Change in Select Class Shares	199		21		5

(a)	Commencement of operations was February 28, 2011.
(b)	Amount rounds to less than 1,000 (shares or dollars).

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2011	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	89

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	International Equity Fund		International Equity Index Fund
	Year Ended 10/31/2011	Year Ended 10/31/2010	Year Ended 10/31/2011	Year Ended 10/31/2010
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$57,126	$53,404	$32,815	$42,734
Dividends and distributions reinvested	2,039	1,815	2,661	1,646
Cost of shares redeemed	(77,591)	(49,059)	(46,940)	(36,427)
Redemption fees	2	4	2	6

Change in net assets from Class A capital transactions	$(18,424)	$6,164	$(11,462)	$7,959

Class B
Proceeds from shares issued	$195	$388	$150	$276
Dividends and distributions reinvested	29	35	101	76
Cost of shares redeemed	(1,809)	(1,539)	(2,032)	(2,397)
Redemption fees	— (a)	— (a)	— (a)	— (a)

Change in net assets from Class B capital transactions	$(1,585)	$(1,116)	$(1,781)	$(2,045)

Class C
Proceeds from shares issued	$4,209	$4,773	$7,301	$6,869
Dividends and distributions reinvested	175	142	272	173
Cost of shares redeemed	(6,116)	(6,232)	(8,092)	(5,881)
Redemption fees	— (a)	1	— (a)	1

Change in net assets from Class C capital transactions	$(1,732)	$(1,316)	$(519)	$1,162

Class R2
Proceeds from shares issued	$—	$—	$337	$55
Dividends and distributions reinvested	1	1	1	1
Cost of shares redeemed	—	—	(100)	(57)
Redemption fees	— (a)	—	— (a)	— (a)

Change in net assets from Class R2 capital transactions	$1	$1	$238	$(1)

Class R5
Proceeds from shares issued	$51,189	$92,066	$—	$—
Dividends and distributions reinvested	1,018	3,141	—	—
Cost of shares redeemed	(253,227)	(16,242)	—	—
Redemption fees	1	6	—	—

Change in net assets from Class R5 capital transactions	$(201,019)	$78,971	$—	$—

Class R6 (b)
Proceeds from shares issued	$406,486	$—	$—	$—
Dividends and distributions reinvested	5,557	—	—	—
Cost of shares redeemed	(37,435)	—	—	—
Redemption fees	5	—	—	—

Change in net assets from Class R6 capital transactions	$374,613	$—	$—	$—

Select Class
Proceeds from shares issued	$66,352	$61,653	$134,004	$117,431
Dividends and distributions reinvested	2,337	2,244	2,114	680
Cost of shares redeemed	(111,701)	(99,156)	(84,055)	(392,764)
Redemption fees	4	9	10	29

Change in net assets from Select Class capital transactions	$(43,008)	$(35,250)	$52,073	$(274,624)

Total change in net assets from capital transactions	$108,846	$47,454	$38,549	$(267,549)

SEE NOTES TO FINANCIAL STATEMENTS.

90	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2011

	International Equity Fund		International Equity Index Fund
	Year Ended 10/31/2011	Year Ended 10/31/2010	Year Ended 10/31/2011	Year Ended 10/31/2010
SHARE TRANSACTIONS:
Class A
Issued	4,149	4,228	1,752	2,380
Reinvested	146	158	144	91
Redeemed	(5,922)	(3,888)	(2,534)	(2,066)

Change in Class A Shares	(1,627)	498	(638)	405

Class B
Issued	15	31	8	17
Reinvested	2	3	6	4
Redeemed	(136)	(127)	(116)	(146)

Change in Class B Shares	(119)	(93)	(102)	(125)

Class C
Issued	316	391	397	395
Reinvested	13	13	15	10
Redeemed	(475)	(522)	(450)	(354)

Change in Class C Shares	(146)	(118)	(38)	51

Class R2
Issued	—	—	20	3
Reinvested	— (a)	— (a)	— (a)	— (a)
Redeemed	—	—	(5)	(3)

Change in Class R2 Shares	— (a)	— (a)	15	— (a)

Class R5
Issued	3,905	7,273	—	—
Reinvested	74	265	—	—
Redeemed	(18,263)	(1,259)	—	—

Change in Class R5 Shares	(14,284)	6,279	—	—

Class R6 (b)
Issued	29,470	—	—	—
Reinvested	402	—	—	—
Redeemed	(2,647)	—	—	—

Change in Class R6 Shares	27,225	—	—	—

Select Class
Issued	4,873	4,820	7,136	6,652
Reinvested	167	190	114	37
Redeemed	(8,211)	(8,133)	(4,537)	(22,658)

Change in Select Class Shares	(3,171)	(3,123)	2,713	(15,969)

(a)	Amount rounds to less than 1,000 (shares or dollars).
(b)	Commencement of offering of class of shares effective November 30, 2010 for International Equity Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2011	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	91

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	International Opportunities Fund		International Value Fund
	Year Ended 10/31/2011	Year Ended 10/31/2010	Year Ended 10/31/2011	Year Ended 10/31/2010
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$55,121	$6,352	$75,529	$58,999
Dividends and distributions reinvested	351	355	3,776	2,371
Cost of shares redeemed	(14,020)	(7,711)	(97,178)	(63,715)
Redemption fees	— (a)	— (a)	2	3

Change in net assets from Class A capital transactions	$41,452	$(1,004)	$(17,871)	$(2,342)

Class B
Proceeds from shares issued	$341	$479	$207	$148
Dividends and distributions reinvested	14	39	101	89
Cost of shares redeemed	(506)	(1,352)	(1,696)	(1,813)
Redemption fees	— (a)	— (a)	— (a)	— (a)

Change in net assets from Class B capital transactions	$(151)	$(834)	$(1,388)	$(1,576)

Class C
Proceeds from shares issued	$276	$520	$3,898	$3,844
Dividends and distributions reinvested	13	13	302	186
Cost of shares redeemed	(478)	(367)	(5,488)	(3,957)
Redemption fees	— (a)	— (a)	1	— (a)

Change in net assets from Class C capital transactions	$(189)	$166	$(1,287)	$73

Class R2
Proceeds from shares issued	$—	$—	$692	$859
Dividends and distributions reinvested	—	—	11	2
Cost of shares redeemed	—	—	(821)	(464)
Redemption fees	—	—	— (a)	— (a)

Change in net assets from Class R2 capital transactions	$—	$—	$(118)	$397

Class R6 (b)
Proceeds from shares issued	$428,154	$—	$50	$—
Dividends and distributions reinvested	1	—	2	—
Cost of shares redeemed	(20,282)	—	—	—
Redemption fees	1	—	— (a)	—

Change in net assets from Class R6 capital transactions	$407,874	$—	$52	$—

Institutional Class
Proceeds from shares issued	$36,085	$104,249	$308,897	$294,459
Dividends and distributions reinvested	6,602	3,546	10,471	3,023
Cost of shares redeemed	(274,069)	(19,076)	(138,436)	(233,179)
Redemption fees	— (a)	4	7	8

Change in net assets from Institutional Class capital transactions	$(231,382)	$88,723	$180,939	$64,311

Select Class
Proceeds from shares issued	$10,527	$4,689	$933,257	$550,466
Dividends and distributions reinvested	474	384	2,710	1,759
Cost of shares redeemed	(9,914)	(5,572)	(318,731)	(763,471)
Redemption fees	— (a)	1	16	20

Change in net assets from Select Class capital transactions	$1,087	$(498)	$617,252	$(211,226)

Total change in net assets from capital transactions	$218,691	$86,553	$777,579	$(150,363)

SEE NOTES TO FINANCIAL STATEMENTS.

92	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2011

	International Opportunities Fund		International Value Fund
	Year Ended 10/31/2011	Year Ended 10/31/2010	Year Ended 10/31/2011	Year Ended 10/31/2010
SHARE TRANSACTIONS:
Class A
Issued	4,021	519	5,652	4,805
Reinvested	27	29	290	192
Redeemed	(1,112)	(633)	(7,207)	(5,246)

Change in Class A Shares	2,936	(85)	(1,265)	(249)

Class B
Issued	26	38	15	12
Reinvested	1	3	8	7
Redeemed	(40)	(112)	(129)	(153)

Change in Class B Shares	(13)	(71)	(106)	(134)

Class C
Issued	21	42	299	317
Reinvested	1	1	24	16
Redeemed	(39)	(31)	(424)	(335)

Change in Class C Shares	(17)	12	(101)	(2)

Class R2
Issued	—	—	53	67
Reinvested	—	—	1	— (a)
Redeemed	—	—	(61)	(37)

Change in Class R2 Shares	—	—	(7)	30

Class R6 (b)
Issued	32,025	—	4	—
Reinvested	— (a)	—	— (a)	—
Redeemed	(1,412)	—	—	—

Change in Class R6 Shares	30,613	—	4	—

Institutional Class
Issued	2,718	8,434	22,968	23,378
Reinvested	499	285	793	241
Redeemed	(20,291)	(1,517)	(10,335)	(20,449)

Change in Institutional Class Shares	(17,074)	7,202	13,426	3,170

Select Class
Issued	788	382	70,086	44,547
Reinvested	36	31	206	141
Redeemed	(764)	(464)	(24,224)	(66,104)

Change in Select Class Shares	60	(51)	46,068	(21,416)

(a)	Amount rounds to less than 1,000 (shares or dollars).
(b)	Commencement of offering of class of shares effective November 30, 2010.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2011	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	93

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Intrepid International Fund
	Year Ended 10/31/2011	Year Ended 10/31/2010
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$32,879	$20,658
Dividends and distributions reinvested	490	436
Cost of shares redeemed	(23,302)	(23,179)
Redemption fees	— (a)	— (a)

Change in net assets from Class A capital transactions	$10,067	$(2,085)

Class C
Proceeds from shares issued	$147	$236
Dividends and distributions reinvested	10	13
Cost of shares redeemed	(534)	(394)
Redemption fees	— (a)	— (a)

Change in net assets from Class C capital transactions	$(377)	$(145)

Class R2
Proceeds from shares issued	$55	$—
Dividends and distributions reinvested	1	1
Cost of shares redeemed	(5)	—
Redemption fees	— (a)	—

Change in net assets from Class R2 capital transactions	$51	$1

Institutional Class
Proceeds from shares issued	$104,518	$37,640
Dividends and distributions reinvested	1,682	664
Cost of shares redeemed	(14,018)	(62,299)
Redemption fees	1	1

Change in net assets from Institutional Class capital transactions	$92,183	$(23,994)

Select Class
Proceeds from shares issued	$899	$7,296
Dividends and distributions reinvested	16	61
Cost of shares redeemed	(14,578)	(321,984)
Redemption fees	— (a)	1

Change in net assets from Select Class capital transactions	$(13,663)	$(314,626)

Total change in net assets from capital transactions	$88,261	$(340,849)

SEE NOTES TO FINANCIAL STATEMENTS.

94	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2011

	Intrepid International Fund
	Year Ended 10/31/2011	Year Ended 10/31/2010
SHARE TRANSACTIONS:
Class A
Issued	1,952	1,352
Reinvested	29	29
Redeemed	(1,340)	(1,505)

Change in Class A Shares	641	(124)

Class C
Issued	7	16
Reinvested	1	1
Redeemed	(32)	(26)

Change in Class C Shares	(24)	(9)

Class R2
Issued	3	—
Reinvested	— (a)	— (a)
Redeemed	— (a)	—

Change in Class R2 Shares	3	— (a)

Institutional Class
Issued	6,221	2,453
Reinvested	99	43
Redeemed	(829)	(4,002)

Change in Institutional Class Shares	5,491	(1,506)

Select Class
Issued	52	460
Reinvested	1	4
Redeemed	(836)	(20,518)

Change in Select Class Shares	(783)	(20,054)

(a)	Amount rounds to less than 1,000 (shares or dollars).

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2011	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	95

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Redemption fees
Emerging Economies Fund
Class A
Year Ended October 31, 2011	$13.91	$0.20	(e)	$(1.44)	$(1.24)	$(0.02)	$—	(f)
Year Ended October 31, 2010	10.47	0.11	(e)	3.60	3.71	(0.27)	—
Year Ended October 31, 2009	7.14	0.18		3.42	3.60	(0.27)	—
February 28, 2008 (g) through October 31, 2008	15.00	0.20		(8.06)	(7.86)	—	—

Class C
Year Ended October 31, 2011	13.87	0.08	(e)	(1.37)	(1.29)	—	—	(f)
Year Ended October 31, 2010	10.46	0.05	(e)	3.59	3.64	(0.23)	—
Year Ended October 31, 2009	7.11	0.14		3.43	3.57	(0.22)	—
February 28, 2008 (g) through October 31, 2008	15.00	0.16		(8.05)	(7.89)	—	—

Class R5
Year Ended October 31, 2011	13.93	0.30	(e)	(1.47)	(1.17)	(0.05)	—	(f)
Year Ended October 31, 2010	10.48	0.17	(e)	3.59	3.76	(0.31)	—
Year Ended October 31, 2009	7.16	0.22		3.41	3.63	(0.31)	—
February 28, 2008 (g) through October 31, 2008	15.00	0.24		(8.08)	(7.84)	—	—

Select Class
Year Ended October 31, 2011	13.92	0.25	(e)	(1.45)	(1.20)	(0.04)	—	(f)
Year Ended October 31, 2010	10.48	0.14	(e)	3.59	3.73	(0.29)	—
Year Ended October 31, 2009	7.15	0.20		3.42	3.62	(0.29)	—
February 28, 2008 (g) through October 31, 2008	15.00	0.23		(8.08)	(7.85)	—	—

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(e)	Calculated based upon average shares outstanding.
(f)	Amount rounds to less than $0.01.
(g)	Commencement of operations.
(h)	Includes interest expense of 0.01% .
(i)	Ratios are disproportionate between classes due to the size of net assets and fixed expenses.

SEE NOTES TO FINANCIAL STATEMENTS.

96	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2011

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)		Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits		Portfolio turnover rate (b)

$12.65	(8.93)%	$43,519	1.75%		1.50%	1.75%		84%
13.91	36.12	49	1.85		0.96	3.99		156
10.47	52.59	36	1.85		2.27	5.59		141
7.14	(52.40)	24	1.86	(h)	2.37	5.30	(i)	110

12.58	(9.30)	516	2.28		0.57	2.32		84
13.87	35.33	49	2.35		0.46	4.49		156
10.46	51.98	36	2.35		1.77	6.08		141
7.11	(52.60)	24	2.36	(h)	1.86	5.81	(i)	110

12.71	(8.45)	228,411	1.31		2.14	1.32		84
13.93	36.66	50	1.40		1.41	3.54		156
10.48	53.31	37	1.40		2.72	5.13		141
7.16	(52.27)	24	1.41	(h)	2.82	4.86	(i)	110

12.68	(8.65)	73,787	1.52		1.76	1.55		84
13.92	36.35	7,313	1.60		1.21	3.74		156
10.48	53.07	5,360	1.60		2.52	5.33		141
7.15	(52.33)	3,503	1.61	(h)	2.62	5.05	(i)	110

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2011	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	97

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Redemption fees
Emerging Markets Equity Fund
Class A
Year Ended October 31, 2011	$23.45	$0.06	(c)	$(2.33)	$(2.27)	$(0.09)	$—	(d)
Year Ended October 31, 2010	18.79	(0.01	)(c)	4.71	4.70	(0.04)	—	(d)
Year Ended October 31, 2009	12.66	0.07	(c)	6.31	6.38	(0.25)	—	(d)
Year Ended October 31, 2008	26.19	0.27		(13.78)	(13.51)	(0.02)	—	(d)
Year Ended October 31, 2007	16.42	0.02	(c)	9.80	9.82	(0.05)	—	(d)

Class B
Year Ended October 31, 2011	23.15	(0.07	)(c)	(2.28)	(2.35)	—	—	(d)
Year Ended October 31, 2010	18.60	(0.12	)(c)	4.67	4.55	—	—	(d)
Year Ended October 31, 2009	12.46	—	(c)(d)	6.25	6.25	(0.11)	—	(d)
Year Ended October 31, 2008	25.89	0.16		(13.59)	(13.43)	—	—	(d)
Year Ended October 31, 2007	16.26	(0.08	)(c)	9.71	9.63	—	—	(d)

Class C
Year Ended October 31, 2011	23.01	(0.05	)(c)	(2.29)	(2.34)	(0.02)	—	(d)
Year Ended October 31, 2010	18.49	(0.11	)(c)	4.63	4.52	—	—	(d)
Year Ended October 31, 2009	12.42	(0.01	)(c)	6.23	6.22	(0.15)	—	(d)
Year Ended October 31, 2008	25.80	0.16		(13.54)	(13.38)	—	—	(d)
Year Ended October 31, 2007	16.26	(0.08	)(c)	9.68	9.60	(0.06)	—	(d)

Institutional Class
Year Ended October 31, 2011	24.04	0.16	(c)	(2.40)	(2.24)	(0.14)	—	(d)
Year Ended October 31, 2010	19.23	0.08	(c)	4.82	4.90	(0.09)	—	(d)
Year Ended October 31, 2009	12.97	0.14	(c)	6.45	6.59	(0.33)	—	(d)
Year Ended October 31, 2008	26.80	0.30		(14.04)	(13.74)	(0.09)	—	(d)
Year Ended October 31, 2007	16.79	0.11	(c)	10.01	10.12	(0.11)	—	(d)

Select Class
Year Ended October 31, 2011	23.80	0.13	(c)	(2.38)	(2.25)	(0.13)	—	(d)
Year Ended October 31, 2010	19.04	0.05	(c)	4.77	4.82	(0.06)	—	(d)
Year Ended October 31, 2009	12.84	0.11	(c)	6.39	6.50	(0.30)	—	(d)
Year Ended October 31, 2008	26.54	0.28		(13.94)	(13.66)	(0.04)	—	(d)
Year Ended October 31, 2007	16.62	0.07	(c)	9.94	10.01	(0.09)	—	(d)

(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(b)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(c)	Calculated based upon average shares outstanding.
(d)	Amount rounds to less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

98	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2011

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge) (a)	Net assets, end of period (000’s)	Net expenses (b)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate

$21.09	(9.73)%	$265,458	1.79%	0.28%	1.80%	9%
23.45	25.08	253,037	1.82	(0.03)	1.83	14
18.79	51.49	121,638	1.85	0.45	1.85	10
12.66	(51.62)	32,192	1.82	1.17	1.82	19
26.19	59.98	62,409	1.82	0.11	1.82	26

20.80	(10.15)	7,572	2.29	(0.32)	2.30	9
23.15	24.46	10,812	2.31	(0.58)	2.32	14
18.60	50.70	10,535	2.36	(0.02)	2.37	10
12.46	(51.87)	7,124	2.32	0.67	2.32	19
25.89	59.23	15,402	2.32	(0.40)	2.32	26

20.65	(10.18)	43,437	2.29	(0.23)	2.30	9
23.01	24.45	40,757	2.32	(0.52)	2.33	14
18.49	50.72	19,803	2.35	(0.06)	2.35	10
12.42	(51.86)	5,030	2.32	0.68	2.32	19
25.80	59.17	9,519	2.32	(0.38)	2.32	26

21.66	(9.37)	596,147	1.38	0.68	1.41	9
24.04	25.55	513,904	1.40	0.37	1.43	14
19.23	52.20	325,849	1.43	0.93	1.46	10
12.97	(51.44)	108,836	1.42	1.52	1.42	19
26.80	60.59	193,867	1.42	0.51	1.42	26

21.42	(9.51)	1,251,152	1.55	0.56	1.56	9
23.80	25.38	925,631	1.57	0.23	1.58	14
19.04	51.88	330,903	1.61	0.73	1.62	10
12.84	(51.53)	188,893	1.57	1.43	1.57	19
26.54	60.45	341,701	1.57	0.34	1.57	26

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2011	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	99

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income
Global Equity Income Fund
Class A
February 28, 2011 (e) through October 31, 2011	$15.00	$0.33	(f)	$(1.64)	$(1.31)	$(0.32)

Class C
February 28, 2011 (e) through October 31, 2011	15.00	0.30	(f)	(1.66)	(1.36)	(0.29)

Class R2
February 28, 2011 (e) through October 31, 2011	15.00	0.32	(f)	(1.66)	(1.34)	(0.30)

Class R5
February 28, 2011 (e) through October 31, 2011	15.00	0.38	(f)	(1.65)	(1.27)	(0.35)

Select Class
February 28, 2011 (e) through October 31, 2011	15.00	0.37	(f)	(1.66)	(1.29)	(0.34)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(e)	Commencement of operations.
(f)	Calculated based upon average shares outstanding.
(g)	Ratios are disproportionate between classes due to the size of net assets and fixed expenses.
(h)	Certain non-recurring expenses incurred by the Fund were not annualized for the period ended October 31, 2011.

SEE NOTES TO FINANCIAL STATEMENTS.

100	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2011

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)		Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits		Portfolio turnover rate (b)

$13.37	(8.77)%	$127	1.25	%(h)	3.53	%(h)	10.16	%(g)(h)	40%

13.35	(9.12)	60	1.75	(h)	3.17	(h)	10.82	(g)(h)	40

13.36	(8.97)	45	1.50	(h)	3.36	(h)	10.72	(g)(h)	40

13.38	(8.52)	46	0.80	(h)	4.05	(h)	10.05	(g)(h)	40

13.37	(8.68)	2,666	1.00	(h)	3.85	(h)	10.23	(g)(h)	40

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2011	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	101

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions	Redemption fees
Global Opportunities Fund
Class A
Year Ended October 31, 2011	$14.05	$0.11	(e)	$(1.34)	$(1.23)	$(0.25)	$—	$(0.25)	$—	(f)
Year Ended October 31, 2010	11.59	0.06		2.51	2.57	(0.11)	—	(0.11)	—
Year Ended October 31, 2009	8.22	0.08		3.42	3.50	(0.13)	—	(0.13)	—
Year Ended October 31, 2008	16.56	0.12		(8.07)	(7.95)	(0.02)	(0.37)	(0.39)	—
March 30, 2007 (h) through October 31, 2007	15.00	0.07		1.49	1.56	—	—	—	—

Class C
Year Ended October 31, 2011	13.98	0.03	(e)	(1.33)	(1.30)	(0.17)	—	(0.17)	—	(f)
Year Ended October 31, 2010	11.55	0.01		2.48	2.49	(0.06)	—	(0.06)	—
Year Ended October 31, 2009	8.17	0.04		3.41	3.45	(0.07)	—	(0.07)	—
Year Ended October 31, 2008	16.51	0.06		(8.03)	(7.97)	—	(0.37)	(0.37)	—
March 30, 2007 (h) through October 31, 2007	15.00	0.03		1.48	1.51	—	—	—	—

Class R5
Year Ended October 31, 2011	14.08	0.14	(e)	(1.32)	(1.18)	(0.27)	—	(0.27)	—	(f)
Year Ended October 31, 2010	11.61	0.13		2.49	2.62	(0.15)	—	(0.15)	—
Year Ended October 31, 2009	8.25	0.12		3.42	3.54	(0.18)	—	(0.18)	—
Year Ended October 31, 2008	16.60	0.18		(8.08)	(7.90)	(0.08)	(0.37)	(0.45)	—
March 30, 2007 (h) through October 31, 2007	15.00	0.11		1.49	1.60	—	—	—	—

Select Class
Year Ended October 31, 2011	14.07	0.12	(e)	(1.32)	(1.20)	(0.25)	—	(0.25)	—	(f)
Year Ended October 31, 2010	11.60	0.11		2.49	2.60	(0.13)	—	(0.13)	—
Year Ended October 31, 2009	8.24	0.10		3.41	3.51	(0.15)	—	(0.15)	—
Year Ended October 31, 2008	16.58	0.16		(8.08)	(7.92)	(0.05)	(0.37)	(0.42)	—
March 30, 2007 (h) through October 31, 2007	15.00	0.10		1.48	1.58	—	—	—	—

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(e)	Calculated based upon average shares outstanding.
(f)	Amount rounds to less than $0.01.
(g)	Ratios are disproportionate between classes due to the size of net assets and fixed expenses.
(h)	Commencement of operations.

SEE NOTES TO FINANCIAL STATEMENTS.

102	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2011

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits		Portfolio turnover rate (b)

$12.57	(8.98)%	$1,480	1.45%	0.79%	5.29	%(g)	120%
14.05	22.26	293	1.45	0.57	9.89		97
11.59	43.34	161	1.45	0.87	10.11		119
8.22	(49.02)	112	1.45	0.97	6.94		264
16.56	10.40	221	1.45	0.80	11.93		135

12.51	(9.46)	432	1.95	0.19	6.17	(g)	120
13.98	21.59	214	1.95	0.09	10.10		97
11.55	42.63	159	1.95	0.37	10.61		119
8.17	(49.26)	112	1.95	0.47	7.44		264
16.51	10.07	220	1.95	0.30	12.43		135

12.63	(8.56)	92	1.00	1.01	5.68	(g)	120
14.08	22.75	100	1.00	1.04	9.15		97
11.61	44.06	82	1.00	1.32	9.65		119
8.25	(48.79)	57	1.00	1.42	6.48		264
16.60	10.67	111	1.00	1.25	11.48		135

12.62	(8.73)	2,535	1.20	0.86	5.68	(g)	120
14.07	22.57	2,536	1.20	0.84	9.36		97
11.60	43.67	2,030	1.20	1.12	9.86		119
8.24	(48.86)	1,412	1.20	1.22	6.69		264
16.58	10.53	2,764	1.20	1.05	11.68		135

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2011	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	103

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions	Redemption fees
International Equity Fund
Class A
Year Ended October 31, 2011	$13.40	$0.22	(e)	$(0.80)	$(0.58)	$(0.21)	$—	$(0.21)	$—	(f)
Year Ended October 31, 2010	12.33	0.18	(e)	1.07	1.25	(0.18)	—	(0.18)	—	(f)
Year Ended October 31, 2009	18.28	0.20	(e)	1.98	2.18	(0.20)	(7.93)	(8.13)	—	(f)
Year Ended October 31, 2008	42.57	0.67	(e)	(15.42)	(14.75)	(0.79)	(8.75)	(9.54)	—	(f)
Year Ended October 31, 2007	37.52	0.47	(e)	6.72	7.19	(0.52)	(1.62)	(2.14)	—	(f)

Class B
Year Ended October 31, 2011	13.00	0.14	(e)	(0.77)	(0.63)	(0.15)	—	(0.15)	—	(f)
Year Ended October 31, 2010	11.97	0.11	(e)	1.04	1.15	(0.12)	—	(0.12)	—	(f)
Year Ended October 31, 2009	18.01	0.14	(e)	1.92	2.06	(0.17)	(7.93)	(8.10)	—	(f)
Year Ended October 31, 2008	42.13	0.50	(e)	(15.21)	(14.71)	(0.66)	(8.75)	(9.41)	—	(f)
Year Ended October 31, 2007	37.26	0.25	(e)	6.65	6.90	(0.41)	(1.62)	(2.03)	—	(f)

Class C
Year Ended October 31, 2011	12.85	0.14	(e)	(0.76)	(0.62)	(0.15)	—	(0.15)	—	(f)
Year Ended October 31, 2010	11.85	0.11	(e)	1.01	1.12	(0.12)	—	(0.12)	—	(f)
Year Ended October 31, 2009	17.92	0.14	(e)	1.89	2.03	(0.17)	(7.93)	(8.10)	—	(f)
Year Ended October 31, 2008	41.95	0.50	(e)	(15.12)	(14.62)	(0.66)	(8.75)	(9.41)	—	(f)
Year Ended October 31, 2007	37.11	0.25	(e)	6.63	6.88	(0.42)	(1.62)	(2.04)	—	(f)

Class R2
Year Ended October 31, 2011	13.37	0.18	(e)	(0.79)	(0.61)	(0.18)	—	(0.18)	—	(f)
Year Ended October 31, 2010	12.31	0.15	(e)	1.06	1.21	(0.15)	—	(0.15)	—	(f)
November 3, 2008 (i) through October 31, 2009	18.29	0.18	(e)	1.96	2.14	(0.19)	(7.93)	(8.12)	—	(f)

Class R5
Year Ended October 31, 2011	13.55	0.23	(e)	(0.76)	(0.53)	(0.27)	—	(0.27)	—	(f)
Year Ended October 31, 2010	12.47	0.23	(e)	1.09	1.32	(0.24)	—	(0.24)	—	(f)
Year Ended October 31, 2009	18.38	0.25	(e)	2.01	2.26	(0.24)	(7.93)	(8.17)	—	(f)
Year Ended October 31, 2008	42.72	0.80	(e)	(15.49)	(14.69)	(0.90)	(8.75)	(9.65)	—	(f)
Year Ended October 31, 2007	37.63	0.66	(e)	6.72	7.38	(0.67)	(1.62)	(2.29)	—	(f)

Class R6
November 30, 2010 (i) through October 31, 2011	12.85	0.28	(e)	(0.10)	0.18	(0.28)	—	(0.28)	—	(f)

Select Class
Year Ended October 31, 2011	13.56	0.24	(e)	(0.80)	(0.56)	(0.24)	—	(0.24)	—	(f)
Year Ended October 31, 2010	12.47	0.22	(e)	1.08	1.30	(0.21)	—	(0.21)	—	(f)
Year Ended October 31, 2009	18.38	0.24	(e)	2.00	2.24	(0.22)	(7.93)	(8.15)	—	(f)
Year Ended October 31, 2008	42.72	0.65	(e)	(15.41)	(14.76)	(0.83)	(8.75)	(9.58)	—	(f)
Year Ended October 31, 2007	37.63	0.56	(e)	6.74	7.30	(0.59)	(1.62)	(2.21)	—	(f)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(e)	Calculated based upon average shares outstanding.
(f)	Amount rounds to less than $0.01.
(g)	Includes interest expense of 0.04% .
(h)	Includes interest expense of 0.01% .
(i)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

104	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2011

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)		Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$12.61	(4.49)%	$102,866	1.31%		1.63%	1.52%	18%
13.40	10.42	131,125	1.31		1.44	1.54	15
12.33	27.39	114,557	1.31		1.90	1.62	14
18.28	(43.95)	87,531	1.35	(g)	2.33	1.64	13
42.57	19.93	181,682	1.32	(h)	1.20	1.51	14

12.22	(4.99)	2,817	1.81		1.08	2.02	18
13.00	9.82	4,543	1.86		0.89	2.04	15
11.97	26.72	5,303	1.87		1.44	2.12	14
18.01	(44.27)	5,225	1.91		1.74	2.14	13
42.13	19.25	13,236	1.87		0.64	2.00	14

12.08	(4.93)	20,193	1.81		1.09	2.02	18
12.85	9.69	23,370	1.86		0.88	2.04	15
11.85	26.76	22,934	1.87		1.46	2.12	14
17.92	(44.24)	24,300	1.91		1.74	2.14	13
41.95	19.25	61,023	1.87		0.65	2.01	14

12.58	(4.73)	67	1.56		1.33	1.77	18
13.37	10.07	70	1.56		1.17	1.79	15
12.31	26.95	64	1.56		1.76	1.85	14

12.75	(4.07)	45,680	0.86		1.69	1.08	18
13.55	10.86	242,131	0.86		1.86	1.10	15
12.47	27.92	144,494	0.86		2.39	1.16	14
18.38	(43.70)	86,640	0.90	(g)	2.86	1.19	13
42.72	20.45	76,309	0.87	(h)	1.67	1.06	14

12.75	1.20	347,040	0.81		2.23	1.01	18

12.76	(4.26)	186,425	1.06		1.76	1.27	18
13.56	10.72	241,123	1.06		1.74	1.29	15
12.47	27.73	260,814	1.06		2.28	1.37	14
18.38	(43.82)	277,313	1.10	(g)	2.10	1.37	13
42.72	20.21	3,202,097	1.07	(h)	1.42	1.25	14

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2011	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	105

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations					Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments		Total from investment operations	Net investment income	Net realized gain	Total distributions	Redemption fees
International Equity Index Fund
Class A
Year Ended October 31, 2011	$19.03	$0.40	(e)	$(2.16	)(g)	$(1.76)	$(0.44)	$—	$(0.44)	$—	(f)
Year Ended October 31, 2010	17.89	0.33	(e)	1.10	(g)	1.43	(0.29)	—	(0.29)	—	(f)
Year Ended October 31, 2009	16.27	0.36	(e)	3.52		3.88	(0.70)	(1.56)	(2.26)	—	(f)
Year Ended October 31, 2008	33.43	0.78		(15.70)		(14.92)	(0.58)	(1.66)	(2.24)	—	(f)
Year Ended October 31, 2007	26.63	0.50	(e)	7.00		7.50	(0.54)	(0.16)	(0.70)	—	(f)

Class B
Year Ended October 31, 2011	17.57	0.24	(e)	(1.99	)(g)	(1.75)	(0.30)	—	(0.30)	—	(f)
Year Ended October 31, 2010	16.54	0.18	(e)	1.02	(g)	1.20	(0.17)	—	(0.17)	—	(f)
Year Ended October 31, 2009	15.13	0.24	(e)	3.25		3.49	(0.52)	(1.56)	(2.08)	—	(f)
Year Ended October 31, 2008	31.25	0.55		(14.64)		(14.09)	(0.37)	(1.66)	(2.03)	—	(f)
Year Ended October 31, 2007	24.93	0.29	(e)	6.55		6.84	(0.36)	(0.16)	(0.52)	—	(f)

Class C
Year Ended October 31, 2011	18.41	0.26	(e)	(2.09	)(g)	(1.83)	(0.31)	—	(0.31)	—	(f)
Year Ended October 31, 2010	17.35	0.20	(e)	1.06	(g)	1.26	(0.20)	—	(0.20)	—	(f)
Year Ended October 31, 2009	15.78	0.24	(e)	3.41		3.65	(0.52)	(1.56)	(2.08)	—	(f)
Year Ended October 31, 2008	32.52	0.57		(15.24)		(14.67)	(0.41)	(1.66)	(2.07)	—	(f)
Year Ended October 31, 2007	25.94	0.30	(e)	6.81		7.11	(0.37)	(0.16)	(0.53)	—	(f)

Class R2
Year Ended October 31, 2011	18.86	0.32	(e)	(2.12	)(g)	(1.80)	(0.40)	—	(0.40)	—	(f)
Year Ended October 31, 2010	17.76	0.28	(e)	1.10	(g)	1.38	(0.28)	—	(0.28)	—	(f)
November 3, 2008 (h) through October 31, 2009	16.32	0.27	(e)	3.48		3.75	(0.75)	(1.56)	(2.31)	—	(f)

Select Class
Year Ended October 31, 2011	19.17	0.45	(e)	(2.17	)(g)	(1.72)	(0.49)	—	(0.49)	—	(f)
Year Ended October 31, 2010	18.01	0.37	(e)	1.12	(g)	1.49	(0.33)	—	(0.33)	—	(f)
Year Ended October 31, 2009	16.39	0.42	(e)	3.51		3.93	(0.75)	(1.56)	(2.31)	—	(f)
Year Ended October 31, 2008	33.65	0.80		(15.75)		(14.95)	(0.65)	(1.66)	(2.31)	—	(f)
Year Ended October 31, 2007	26.79	0.59	(e)	7.02		7.61	(0.59)	(0.16)	(0.75)	—	(f)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(e)	Calculated based upon average shares outstanding.
(f)	Amount rounds to less than $0.01.
(g)	An affiliate of JPMorgan Chase & Co. reimbursed the Fund for losses incurred from an operational error. The impact was less than $0.01 to the net realized and unrealized gains (losses) on investments per share and less than 0.01% to the total return.
(h)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

106	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2011

	Ratios/Supplemental data
				Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)		Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$16.83	(9.45	)%(g)	$99,046	1.07%	2.16%	1.31%	40%
19.03	8.09	(g)	124,178	1.07	1.89	1.34	39
17.89	27.74		109,441	1.07	2.40	1.37	37
16.27	(47.49)		82,272	1.07	2.97	1.27	18
33.43	28.72		139,828	1.07	1.72	1.28	15

15.52	(10.11	)(g)	4,154	1.78	1.41	1.81	40
17.57	7.32	(g)	6,503	1.80	1.11	1.83	39
16.54	26.78		8,179	1.80	1.72	1.87	37
15.13	(47.88)		8,547	1.77	2.18	1.77	18
31.25	27.87		21,693	1.77	1.03	1.77	15

16.27	(10.08	)(g)	15,428	1.78	1.46	1.81	40
18.41	7.34	(g)	18,148	1.80	1.19	1.83	39
17.35	26.74		16,231	1.80	1.63	1.87	37
15.78	(47.85)		10,639	1.77	2.16	1.77	18
32.52	27.83		23,567	1.78	1.03	1.78	15

16.66	(9.72	)(g)	463	1.32	1.77	1.55	40
18.86	7.88	(g)	251	1.32	1.62	1.59	39
17.76	26.96		234	1.32	1.77	1.62	37

16.96	(9.21	)(g)	502,764	0.82	2.40	1.05	40
19.17	8.37	(g)	516,537	0.82	2.08	1.08	39
18.01	28.02		772,784	0.82	2.76	1.12	37
16.39	(47.35)		714,939	0.82	3.09	1.02	18
33.65	29.02		1,584,921	0.82	1.97	1.03	15

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2011	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	107

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Redemption fees
International Opportunities Fund
Class A
Year Ended October 31, 2011	$13.20	$0.19	(e)	$(1.08)	$(0.89)	$(0.31)	$—	(f)
Year Ended October 31, 2010	12.10	0.15	(e)	1.24	1.39	(0.29)	—	(f)
Year Ended October 31, 2009	9.95	0.19	(e)	2.16	2.35	(0.20)	—	(f)
Year Ended October 31, 2008	18.40	0.30	(e)	(8.48)	(8.18)	(0.27)	—	(f)
Year Ended October 31, 2007	15.00	0.26	(e)	3.31	3.57	(0.17)	—	(f)

Class B
Year Ended October 31, 2011	13.09	0.15	(e)	(1.10)	(0.95)	(0.21)	—	(f)
Year Ended October 31, 2010	12.03	0.08	(e)	1.23	1.31	(0.25)	—	(f)
Year Ended October 31, 2009	9.83	0.14	(e)	2.16	2.30	(0.10)	—	(f)
Year Ended October 31, 2008	18.20	0.23	(e)	(8.39)	(8.16)	(0.21)	—	(f)
Year Ended October 31, 2007	14.86	0.18	(e)	3.27	3.45	(0.11)	—	(f)

Class C
Year Ended October 31, 2011	12.84	0.15	(e)	(1.07)	(0.92)	(0.27)	—	(f)
Year Ended October 31, 2010	11.82	0.09	(e)	1.20	1.29	(0.27)	—	(f)
Year Ended October 31, 2009	9.77	0.13	(e)	2.11	2.24	(0.19)	—	(f)
Year Ended October 31, 2008	18.21	0.23	(e)	(8.35)	(8.12)	(0.32)	—	(f)
July 31, 2007 (g) through October 31, 2007	16.88	(0.03	)(e)	1.36	1.33	—	—	(f)

Class R6
November 30, 2010 (g) through October 31, 2011	12.78	0.27	(e)	(0.48)	(0.21)	(0.37)	—	(f)

Institutional Class
Year Ended October 31, 2011	13.42	0.23	(e)	(1.09)	(0.86)	(0.36)	—	(f)
Year Ended October 31, 2010	12.29	0.22	(e)	1.24	1.46	(0.33)	—	(f)
Year Ended October 31, 2009	10.13	0.25	(e)	2.18	2.43	(0.27)	—	(f)
Year Ended October 31, 2008	18.72	0.38	(e)	(8.62)	(8.24)	(0.35)	—	(f)
Year Ended October 31, 2007	15.25	0.34	(e)	3.37	3.71	(0.24)	—	(f)

Select Class
Year Ended October 31, 2011	13.37	0.26	(e)	(1.14)	(0.88)	(0.34)	—	(f)
Year Ended October 31, 2010	12.24	0.19	(e)	1.25	1.44	(0.31)	—	(f)
Year Ended October 31, 2009	10.07	0.22	(e)	2.18	2.40	(0.23)	—	(f)
Year Ended October 31, 2008	18.60	0.34	(e)	(8.56)	(8.22)	(0.31)	—	(f)
Year Ended October 31, 2007	15.16	0.30	(e)	3.34	3.64	(0.20)	—	(f)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(e)	Calculated based upon average shares outstanding.
(f)	Amount rounds to less than $0.01.
(g)	Commencement of offering of class of shares.
(h)	Includes interest expense of 0.01%.

SEE NOTES TO FINANCIAL STATEMENTS.

108	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2011

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)		Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$12.00	(6.91)%	$47,855	1.28%		1.45%	1.28%	76%
13.20	11.67	13,904	1.34		1.23	1.36	57
12.10	24.17	13,773	1.41		1.84	1.42	85
9.95	(45.06)	6,700	1.39		1.99	1.39	70
18.40	23.98	13,255	1.39		1.58	1.40	92

11.93	(7.40)	702	1.78		1.18	1.79	76
13.09	11.01	949	1.85		0.65	1.86	57
12.03	23.62	1,716	1.91		1.34	1.92	85
9.83	(45.31)	879	1.89		1.48	1.89	70
18.20	23.30	2,023	1.89		1.06	1.90	92

11.65	(7.37)	576	1.78		1.14	1.79	76
12.84	11.05	849	1.85		0.77	1.86	57
11.82	23.50	636	1.91		1.20	1.92	85
9.77	(45.31)	87	1.89		1.58	1.89	70
18.21	7.88	77	1.90		(0.69)	1.94	92

12.20	(1.85)	373,613	0.78		2.27	0.78	76

12.20	(6.59)	39,362	0.89		1.73	0.90	76
13.42	12.12	272,487	0.91		1.75	0.96	57
12.29	24.70	161,023	0.92		2.41	1.02	85
10.13	(44.77)	126,248	0.92		2.48	0.98	70
18.72	24.58	154,596	0.93	(h)	1.99	1.00	92

12.15	(6.77)	28,476	1.03		1.97	1.04	76
13.37	11.93	30,537	1.09		1.56	1.11	57
12.24	24.41	28,588	1.16		2.12	1.17	85
10.07	(44.87)	23,645	1.14		2.20	1.14	70
18.60	24.22	63,875	1.14		1.78	1.15	92

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2011	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	109

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions	Redemption fees
International Value Fund
Class A
Year Ended October 31, 2011	$13.36	$0.28	(e)	$(1.17)	$(0.89)	$(0.42)	$—	$(0.42)	$—	(f)
Year Ended October 31, 2010	12.27	0.17	(e)	1.20	1.37	(0.28)	—	(0.28)	—	(f)
Year Ended October 31, 2009	10.32	0.23	(e)	2.06	2.29	(0.34)	—	(0.34)	—	(f)
Year Ended October 31, 2008	20.84	0.41	(e)	(9.73)	(9.32)	(0.22)	(0.98)	(1.20)	—	(f)
Year Ended October 31, 2007	16.65	0.29	(e)	4.10	4.39	(0.20)	—	(0.20)	—	(f)

Class B
Year Ended October 31, 2011	13.18	0.21	(e)	(1.16)	(0.95)	(0.34)	—	(0.34)	—	(f)
Year Ended October 31, 2010	12.10	0.11	(e)	1.18	1.29	(0.21)	—	(0.21)	—	(f)
Year Ended October 31, 2009	10.12	0.18	(e)	2.03	2.21	(0.23)	—	(0.23)	—	(f)
Year Ended October 31, 2008	20.46	0.32	(e)	(9.56)	(9.24)	(0.12)	(0.98)	(1.10)	—	(f)
Year Ended October 31, 2007	16.37	0.19	(e)	4.03	4.22	(0.13)	—	(0.13)	—	(f)

Class C
Year Ended October 31, 2011	13.01	0.21	(e)	(1.14)	(0.93)	(0.36)	—	(0.36)	—	(f)
Year Ended October 31, 2010	11.96	0.11	(e)	1.17	1.28	(0.23)	—	(0.23)	—	(f)
Year Ended October 31, 2009	10.04	0.18	(e)	2.02	2.20	(0.28)	—	(0.28)	—	(f)
Year Ended October 31, 2008	20.36	0.33	(e)	(9.51)	(9.18)	(0.16)	(0.98)	(1.14)	—	(f)
Year Ended October 31, 2007	16.37	0.20	(e)	4.01	4.21	(0.22)	—	(0.22)	—	(f)

Class R2
Year Ended October 31, 2011	13.21	0.24	(e)	(1.15)	(0.91)	(0.44)	—	(0.44)	—	(f)
Year Ended October 31, 2010	12.19	0.11	(e)	1.21	1.32	(0.30)	—	(0.30)	—	(f)
November 3, 2008 (g) through October 31, 2009	10.33	0.09	(e)	2.15	2.24	(0.38)	—	(0.38)	—	(f)

Class R6
November 30, 2010 (g) through October 31, 2011	12.72	0.32	(e)	(0.30)	0.02	(0.48)	—	(0.48)	—	(f)

Institutional Class
Year Ended October 31, 2011	13.59	0.33	(e)	(1.19)	(0.86)	(0.47)	—	(0.47)	—	(f)
Year Ended October 31, 2010	12.47	0.25	(e)	1.19	1.44	(0.32)	—	(0.32)	—	(f)
Year Ended October 31, 2009	10.47	0.28	(e)	2.10	2.38	(0.38)	—	(0.38)	—	(f)
Year Ended October 31, 2008	21.11	0.50	(e)	(9.89)	(9.39)	(0.27)	(0.98)	(1.25)	—	(f)
Year Ended October 31, 2007	16.83	0.34	(e)	4.17	4.51	(0.23)	—	(0.23)	—	(f)

Select Class
Year Ended October 31, 2011	13.50	0.31	(e)	(1.18)	(0.87)	(0.44)	—	(0.44)	—	(f)
Year Ended October 31, 2010	12.40	0.23	(e)	1.18	1.41	(0.31)	—	(0.31)	—	(f)
Year Ended October 31, 2009	10.42	0.25	(e)	2.10	2.35	(0.37)	—	(0.37)	—	(f)
Year Ended October 31, 2008	21.01	0.47	(e)	(9.84)	(9.37)	(0.24)	(0.98)	(1.22)	—	(f)
Year Ended October 31, 2007	16.76	0.32	(e)	4.15	4.47	(0.22)	—	(0.22)	—	(f)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(e)	Calculated based upon average shares outstanding.
(f)	Amount rounds to less than $0.01.
(g)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

110	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2011

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$12.05	(6.91)%	$113,976	1.34%	2.15%	1.36%	60%
13.36	11.35	143,259	1.34	1.41	1.35	92
12.27	23.08	134,648	1.36	2.20	1.36	98
10.32	(47.12)	79,202	1.32	2.59	1.32	86
20.84	26.60	106,228	1.34	1.55	1.34	92

11.89	(7.42)	3,557	1.84	1.61	1.86	60
13.18	10.81	5,337	1.84	0.91	1.85	92
12.10	22.50	6,517	1.86	1.80	1.86	98
10.12	(47.40)	7,321	1.82	2.03	1.82	86
20.46	25.96	14,604	1.84	1.04	1.84	92

11.72	(7.38)	16,510	1.84	1.60	1.86	60
13.01	10.81	19,646	1.84	0.89	1.85	92
11.96	22.60	18,081	1.86	1.77	1.86	98
10.04	(47.43)	12,159	1.82	2.12	1.82	86
20.36	25.96	17,193	1.84	1.09	1.84	92

11.86	(7.12)	694	1.59	1.84	1.61	60
13.21	11.00	856	1.60	0.90	1.61	92
12.19	22.73	423	1.60	0.76	1.60	98

12.26	(0.10)	50	0.84	2.57	0.86	60

12.26	(6.56)	545,034	0.94	2.48	0.96	60
13.59	11.79	421,538	0.92	2.04	0.95	92
12.47	23.75	347,238	0.95	2.60	0.96	98
10.47	(46.94)	149,326	0.92	3.09	0.92	86
21.11	27.10	201,062	0.94	1.80	0.94	92

12.19	(6.65)	1,413,804	1.09	2.37	1.12	60
13.50	11.56	943,998	1.09	1.84	1.10	92
12.40	23.51	1,132,171	1.11	2.42	1.11	98
10.42	(47.00)	564,867	1.07	2.91	1.07	86
21.01	26.91	732,412	1.09	1.68	1.09	92

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2011	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	111

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions	Redemption fees
Intrepid International Fund
Class A
Year Ended October 31, 2011	$16.59	$0.24	(e)	$(1.27)	$(1.03)	$(0.24)	$—	$(0.24)	$—	(f)
Year Ended October 31, 2010	14.99	0.12	(e)	1.73	1.85	(0.25)	—	(0.25)	—	(f)
Year Ended October 31, 2009	13.51	0.19	(e)	2.40	2.59	(1.11)	—	(1.11)	—	(f)
Year Ended October 31, 2008	27.57	0.49	(e)	(13.93)	(13.44)	(0.23)	(0.39)	(0.62)	—	(f)
Year Ended October 31, 2007	21.77	0.21	(e)	5.72	5.93	(0.13)	—	(0.13)	—	(f)

Class C
Year Ended October 31, 2011	16.61	0.15	(e)	(1.26)	(1.11)	(0.14)	—	(0.14)	—	(f)
Year Ended October 31, 2010	14.99	0.05	(e)	1.73	1.78	(0.16)	—	(0.16)	—	(f)
Year Ended October 31, 2009	13.37	0.13	(e)	2.41	2.54	(0.92)	—	(0.92)	—	(f)
Year Ended October 31, 2008	27.33	0.38	(e)	(13.80)	(13.42)	(0.15)	(0.39)	(0.54)	—	(f)
Year Ended October 31, 2007	21.70	0.10	(e)	5.67	5.77	(0.14)	—	(0.14)	—	(f)

Class R2
Year Ended October 31, 2011	16.46	0.17	(e)	(1.22)	(1.05)	(0.20)	—	(0.20)	—	(f)
Year Ended October 31, 2010	14.86	0.08	(e)	1.72	1.80	(0.20)	—	(0.20)	—	(f)
November 3, 2008 (h) through October 31, 2009	13.56	0.16	(e)	2.32	2.48	(1.18)	—	(1.18)	—	(f)

Institutional Class
Year Ended October 31, 2011	16.94	0.32	(e)	(1.29)	(0.97)	(0.31)	—	(0.31)	—	(f)
Year Ended October 31, 2010	15.27	0.19	(e)	1.78	1.97	(0.30)	—	(0.30)	—	(f)
Year Ended October 31, 2009	13.76	0.25	(e)	2.46	2.71	(1.20)	—	(1.20)	—	(f)
Year Ended October 31, 2008	28.05	0.60	(e)	(14.17)	(13.57)	(0.33)	(0.39)	(0.72)	—	(f)
Year Ended October 31, 2007	22.11	0.34	(e)	5.81	6.15	(0.21)	—	(0.21)	—	(f)

Select Class
Year Ended October 31, 2011	16.99	0.26	(e)	(1.28)	(1.02)	(0.12)	—	(0.12)	—	(f)
Year Ended October 31, 2010	15.31	0.15	(e)	1.79	1.94	(0.26)	—	(0.26)	—	(f)
Year Ended October 31, 2009	13.72	0.23	(e)	2.45	2.68	(1.09)	—	(1.09)	—	(f)
Year Ended October 31, 2008	27.96	0.57	(e)	(14.14)	(13.57)	(0.28)	(0.39)	(0.67)	—	(f)
Year Ended October 31, 2007	22.08	0.28	(e)	5.79	6.07	(0.19)	—	(0.19)	—	(f)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(e)	Calculated based upon average shares outstanding.
(f)	Amount rounds to less than $0.01.
(g)	Includes interest expense of 0.01% .
(h)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

112	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2011

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)		Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$15.32	(6.30)%	$31,942	1.50%		1.42%	1.61%	79%
16.59	12.54	23,960	1.50		0.78	1.73	92
14.99	21.38	23,506	1.51	(g)	1.51	1.63	95
13.51	(49.72)	13,027	1.51		2.25	1.53	126
27.57	27.38	24,750	1.50		0.84	1.54	84

15.36	(6.75)	1,018	2.00		0.91	2.11	79
16.61	12.01	1,489	2.00		0.30	2.24	92
14.99	20.77	1,489	2.00	(g)	1.03	2.13	95
13.37	(49.97)	1,773	2.01	(g)	1.75	2.03	126
27.33	26.74	4,861	2.00		0.40	2.04	84

15.21	(6.48)	106	1.75		1.04	1.85	79
16.46	12.26	68	1.75		0.53	1.99	92
14.86	20.61	60	1.75	(g)	1.29	1.87	95

15.66	(5.85)	178,258	1.00		1.88	1.20	79
16.94	13.11	99,766	1.00		1.21	1.31	92
15.27	22.05	112,905	1.01	(g)	1.90	1.22	95
13.76	(49.49)	108,212	1.01	(g)	2.68	1.13	126
28.05	28.04	368,217	1.00		1.37	1.14	84

15.85	(6.08)	12,225	1.25		1.51	1.37	79
16.99	12.86	26,408	1.25		0.93	1.37	92
15.31	21.65	330,843	1.25	(g)	1.81	1.38	95
13.72	(49.58)	530,210	1.26	(g)	2.56	1.28	126
27.96	27.69	1,966,815	1.25		1.14	1.29	84

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2011	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	113

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2011

1. Organization

JPMorgan Trust I (“JPM I”) and JPMorgan Trust II (“JPM II”) (the “Trusts”) were formed on November 12, 2004, as Delaware statutory trusts, pursuant to Declarations of Trust dated November 5, 2004 and are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as open-end management investment companies.

The following are 9 separate funds of the Trusts (collectively, the “Funds”) covered by this report:

Fund	Classes Offered	Trust	Diversified/Non-Diversified
Emerging Economies Fund	Class A, Class C, Class R5 and Select Class	JPM I	Diversified
Emerging Markets Equity Fund	Class A, Class B, Class C, Institutional Class and Select Class	JPM I	Diversified
Global Equity Income Fund	Class A, Class C, Class R2, Class R5 and Select Class	JPM I	Diversified
Global Opportunities Fund	Class A, Class C, Class R2*, Class R5, Class R6* and Select Class	JPM I	Diversified
International Equity Fund	Class A, Class B, Class C, Class R2, Class R5, Class R6** and Select Class	JPM I	Diversified
International Equity Index Fund	Class A, Class B, Class C, Class R2 and Select Class	JPM II	Diversified
International Opportunities Fund	Class A, Class B, Class C, Class R6**, Institutional Class and Select Class	JPM I	Diversified
International Value Fund	Class A, Class B, Class C, Class R2, Class R6**, Institutional Class and Select Class	JPM I	Diversified
Intrepid International Fund	Class A, Class C, Class R2, Institutional Class and Select Class	JPM I	Diversified

*	Class R2 and R6 Shares commenced operations on November 1, 2011 for the Global Opportunities Fund.

**	Class R6 shares commenced operations on November 30, 2010 for the International Equity Fund, International Opportunities Fund and International Value Fund.

The investment objective of Emerging Economies Fund is to seek long-term capital growth.

The investment objective of Emerging Markets Equity Fund is to seek to provide high total return from a portfolio of equity securities from emerging markets issuers.

The investment objective of Global Equity Income Fund is to seek to provide both current income and long-term capital appreciation.

The investment objective of Global Opportunities Fund is to seek to provide long-term capital growth.

The investment objective of International Equity Fund is to seek total return from long-term capital growth and income. Total return consists of capital growth and current income.

The investment objective of International Equity Index Fund is to seek to provide investment results that correspond to the aggregate price and dividend performance of the securities in the MSCI EAFE Gross Domestic Product (“GDP”) Index.

The investment objective of International Opportunities Fund is to seek to provide high total return from a portfolio equity securities of foreign companies in developed and, to a lesser extent, emerging markets.

The investment objective of International Value Fund is to seek to provide high total return from a portfolio of foreign company equity securities.

The investment objective of Intrepid International Fund is to seek to maximize long-term capital growth by investing in primarily equity securities in developed markets outside of the U.S.

Global Equity Income Fund commenced operations on February 28, 2011.

Effective November 1, 2011, Global Focus Fund was renamed Global Opportunities Fund and modified its investment strategies, investment objective and fees pursuant to the approval of the Board of Trustees.

Effective November 1, 2009, Class B Shares of the Emerging Markets Equity Fund, International Equity Fund, International Equity Index Fund, International Opportunities Fund and International Value Fund may not be purchased or acquired by new or existing shareholders, except through exchanges from Class B Shares of another J.P. Morgan Fund and dividend reinvestments. Shareholders who have invested in Class B Shares prior to November 1, 2009 may continue to hold their Class B Shares until they convert automatically to Class A Shares.

Class A Shares generally provide for a front-end sales charge while Class B and Class C Shares provide for a contingent deferred sales charge (“CDSC”). Class B Shares automatically convert to Class A Shares after eight years. No sales charges are assessed with respect to the Class R2, Class R5, Class R6, Select Class and Institutional Class Shares. All classes of shares have equal rights as to earnings, assets and voting privileges except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectus.

114	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2011

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trusts in the preparation of their financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A. Valuation of Investments — Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Funds are valued. The value of securities listed on The NASDAQ Stock Market LLC shall generally be the NASDAQ Official Closing Price. Fixed income securities (other than certain short-term investments maturing in less than 61 days) are valued each day based on readily available market quotations received from independent or affiliated pricing services approved by the Board of Trustees or third party broker-dealers. The broker-dealers or pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the broker-dealers or pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the broker-dealers or pricing services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining value and/or market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon-rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair values. Generally, short-term investments of sufficient credit quality maturing in less than 61 days are valued at amortized cost, which approximates market value. Certain investments of the Funds may, depending upon market conditions, trade in relatively thin markets and/or in markets that experience significant volatility. As a result of these conditions, the prices used by the Funds to value securities may differ from the value that would be realized if these securities were sold, and the differences could be material. Futures and options shall generally be valued on the basis of available market quotations. Swaps and other derivatives are valued daily, primarily using independent or affiliated pricing services approved by the Board of Trustees. If valuations are not available from such services or values received are deemed not representative of market value, values will be obtained from a third party broker-dealer or counterparty. Investments in other open-end investment companies are valued at such investment company’s current day closing net asset value per share.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. Under these procedures, the Funds primarily employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The Funds may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could be material. Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed. In accordance with procedures adopted by the Board of Trustees, the Funds apply fair value pricing on equity securities on a daily basis except for North American, Central American, South American and Caribbean equity securities held in their portfolios by utilizing the quotations of an independent pricing service, unless a Fund’s advisor determines that use of another valuation methodology is appropriate. The pricing service uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, in determining fair value as of the time a Fund calculates its net asset value.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the fair value of the Funds’ investments are summarized into the three broad levels listed below.

•	Level 1 — quoted prices in active markets for identical securities
•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

OCTOBER 31, 2011	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	115

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2011 (continued)

The following tables represent each valuation input by country as presented on the Schedules of Portfolio Investments (“SOIs”) (amounts in thousands):

Emerging Economies Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Investments in Securities
Common Stocks
Argentina	$—	$2,193	$—		$2,193
Brazil	16,924	38,607	—		55,531
China	—	60,529	—		60,529
Hong Kong	—	11,187	—	(a)	11,187
India	—	16,744	—		16,744
Indonesia	—	2,275	—		2,275
Kazakhstan	—	2,588	—		2,588
Mexico	4,273	—	—		4,273
Netherlands	3,922	—	—		3,922
Poland	—	3,765	—		3,765
Russia	—	24,041	—		24,041
South Africa	—	19,777	—		19,777
South Korea	—	59,013	—		59,013
Taiwan	—	25,152	—		25,152
Thailand	—	12,678	—		12,678
Turkey	—	10,441	—		10,441
Ukraine	—	2,246	—		2,246
United Arab Emirates	—	3,357	—		3,357
United Kingdom	—	2,663	—		2,663

Total Common Stocks	25,119	297,256	—	(a)	322,375

Preferred Stocks
Brazil	3,297	7,544	—		10,841

Total Preferred Stocks	3,297	7,544	—		10,841

Short-Term Investment
Investment Company	12,370	—	—		12,370

Total Investments in Securities	$40,786	$304,800	$—	(a)	$345,586

116	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2011

Emerging Markets Equity Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Brazil	$103,743	$—	$—	$103,743
Chile	—	41,035	—	41,035
China	—	310,473	34,036	344,509
Egypt	—	12,700	—	12,700
Hong Kong	—	212,691	—	212,691
Hungary	—	14,819	—	14,819
India	—	254,371	—	254,371
Indonesia	—	84,992	—	84,992
Luxembourg	—	44,083	—	44,083
Malaysia	—	—	6,016	6,016
Mexico	73,898	—	—	73,898
Russia	9,152	51,734	—	60,886
South Africa	—	156,705	—	156,705
South Korea	—	256,113	—	256,113
Taiwan	—	115,777	—	115,777
Turkey	—	60,199	—	60,199
United States	13,726	—	—	13,726

Total Common Stocks	200,519	1,615,692	40,052	1,856,263

Preferred Stocks
Brazil	23,176	249,950	—	273,126

Total Preferred Stocks	23,176	249,950	—	273,126

Short-Term Investment
Investment Company	33,314	—	—	33,314

Total Investments in Securities	$257,009	$1,865,642	$40,052	$2,162,703

Global Equity Income Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Australia	$—	$76	$—	$76
China	—	42	—	42
Finland	—	97	—	97
France	—	390	—	390
Germany	—	299	—	299
Hong Kong	—	46	—	46
Italy	—	49	—	49
Japan	—	251	—	251
Netherlands	—	146	—	146
New Zealand	—	27	—	27
Norway	—	44	—	44
Singapore	—	80	—	80
South Africa	—	21	—	21
South Korea	—	27	—	27
Sweden	—	39	—	39
Switzerland	—	40	—	40
United Kingdom	—	300	—	300
United States	905	—	—	905

Total Investments in Securities	$905	$1,974	$—	$2,879

OCTOBER 31, 2011	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	117

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2011 (continued)

Global Equity Income Fund (continued)

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Appreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$5	$—	$5

Depreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$(10)	$—	$(10)

Global Opportunities Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Australia	$115	$—	$—	$115
Austria	—	50	—	50
Belgium	—	156	—	156
Brazil	29	—	—	29
Canada	108	—	—	108
China	—	56	—	56
Denmark	—	68	—	68
Finland	—	173	—	173
France	—	161	—	161
Germany	—	173	—	173
Ireland	84	140	—	224
Israel	—	69	—	69
Italy	—	39	—	39
Japan	—	513	—	513
Netherlands	—	144	—	144
Norway	—	77	—	77
South Africa	—	23	—	23
South Korea	—	48	—	48
Sweden	—	62	—	62
Switzerland	127	107	—	234
Taiwan	—	65	—	65
United Arab Emirates	—	16	—	16
United Kingdom	—	772	—	772
United States	1,131	—	—	1,131

Total Common Stocks	$1,594	$2,912	$—	$4,506

Total Investments in Securities	$1,594	$2,912	$—	$4,506

Appreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$29	$—	$29

Depreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$(25)	$—	$(25)

118	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2011

International Equity Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Australia	$—	$25,830	$—	$25,830
Belgium	—	10,797	—	10,797
China	—	22,759	—	22,759
France	—	98,159	—	98,159
Germany	—	46,191	—	46,191
Hong Kong	—	11,674	—	11,674
Ireland	—	8,420	—	8,420
Israel	—	6,249	—	6,249
Italy	—	4,688	—	4,688
Japan	—	114,163	—	114,163
Mexico	—	4,056	—	4,056
Netherlands	—	38,317	—	38,317
South Korea	—	7,643	—	7,643
Spain	—	10,496	—	10,496
Sweden	—	7,356	—	7,356
Switzerland	—	83,824	—	83,824
Taiwan	—	7,128	—	7,128
United Kingdom	—	178,855	—	178,855

Total Common Stocks	—	686,605	—	686,605

Preferred Stocks
Germany	—	9,514	—	9,514

Total Preferred Stocks	—	9,514	—	9,514

Short-Term Investment
Investment Company	29,166	—	—	29,166

Total Investments in Securities	$29,166	$696,119	$—	$725,285

OCTOBER 31, 2011	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	119

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2011 (continued)

International Equity Index Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Investments in Securities
Common Stocks
Australia	$—	$30,924	$—	(a)	$30,924
Austria	—	6,909	—		6,909
Belgium	—	10,838	—		10,838
Bermuda	—	1,137	—		1,137
Brazil	1,175	—	—		1,175
Chile	3,990	517	—		4,507
China	—	4,038	—		4,038
Cyprus	—	280	—		280
Denmark	—	6,703	—		6,703
Finland	—	5,268	—		5,268
France	—	53,329	—		53,329
Germany	—	68,269	—		68,269
Greece	—	2,908	—		2,908
Hong Kong	—	5,990	—		5,990
Hungary	—	3,801	—		3,801
India	127	4,827	—		4,954
Ireland	—	4,708	—		4,708
Israel	51	4,566	—		4,617
Italy	—	38,371	—		38,371
Japan	—	138,148	—	(a)	138,148
Luxembourg	—	3,038	—		3,038
Mauritius	—	41	—		41
Mexico	4,507	125	—		4,632
Netherlands	—	24,919	—		24,919
New Zealand	—	3,449	—		3,449
Norway	—	8,323	—		8,323
Philippines	—	4,580	—		4,580
Portugal	—	3,397	—		3,397
Singapore	—	5,078	—		5,078
South Africa	—	4,856	—		4,856
South Korea	—	4,955	—		4,955
Spain	—	30,880	—		30,880
Sweden	—	11,035	—		11,035
Switzerland	—	16,528	—		16,528
Taiwan	—	4,830	—		4,830
Thailand	—	4,591	—		4,591
Turkey	—	4,799	—		4,799
United Kingdom	5	50,793	—		50,798
United States	—	279	—		279

Total Common Stocks	$9,855	$578,027	$—	(a)	$587,882

Preferred Stocks
Brazil	3,686	—	—		3,686
Germany	—	4,469	—		4,469

Total Preferred Stocks	$3,686	$4,469	$—		$8,155

Investment Companies
United States	15,992	—	—		15,992

Total Investment Companies	$15,992	$—	$—		$15,992

120	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2011

International Equity Index Fund (continued)

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Rights
Hong Kong	$—	$7	$—	$7
Short-Term Investment
Investment Company	4,990	—	—	4,990

Total Investments in Securities	$34,523	$582,503	$—	$617,026

Appreciation in Other Financial Instruments
Futures Contracts	$875	$—	$—	$875

International Opportunities Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Austria	$—	$1,351	$—	$1,351
Belgium	—	7,374	—	7,374
Canada	9,075	—	—	9,075
China	—	2,371	—	2,371
Denmark	—	2,989	—	2,989
Finland	—	4,709	—	4,709
France	—	48,529	—	48,529
Germany	—	38,165	—	38,165
Hong Kong	—	18,034	—	18,034
Indonesia	—	2,839	—	2,839
Ireland	—	12,102	—	12,102
Israel	—	5,247	—	5,247
Italy	—	6,184	—	6,184
Japan	—	94,699	—	94,699
Netherlands	—	51,020	—	51,020
New Zealand	—	2,231	—	2,231
Norway	—	5,567	—	5,567
Singapore	—	2,017	—	2,017
South Korea	—	7,411	—	7,411
Spain	—	3,938	—	3,938
Sweden	—	9,033	—	9,033
Switzerland	—	13,207	—	13,207
Taiwan	—	4,526	—	4,526
United Kingdom	—	117,894	—	117,894

Total Common Stocks	9,075	461,437	—	470,512

Preferred Stock
Germany	—	8,298	—	8,298

Total Preferred Stock	—	8,298	—	8,298

Short-Term Investment
Investment Company	11,499	—	—	11,499

Total Investments in Securities	$20,574	$469,735	$—	$490,309

Appreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$3,797	$—	$3,797

Depreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$(4,140)	$—	$(4,140)

OCTOBER 31, 2011	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	121

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2011 (continued)

International Value Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Australia	$—	$13,464	$—	$13,464
Austria	—	8,574	—	8,574
Belgium	—	31,946	—	31,946
Canada	15,903	—	—	15,903
China	—	34,480	—	34,480
Finland	—	23,380	—	23,380
France	—	229,148	—	229,148
Germany	—	231,638	—	231,638
Hong Kong	—	37,032	—	37,032
Ireland	—	16,492	—	16,492
Italy	—	30,836	—	30,836
Japan	—	402,224	—	402,224
Netherlands	—	215,439	—	215,439
Norway	—	20,954	—	20,954
Singapore	—	23,908	—	23,908
South Africa	—	10,838	—	10,838
South Korea	—	32,663	—	32,663
Spain	—	54,980	—	54,980
Sweden	—	56,080	—	56,080
Switzerland	—	85,755	—	85,755
Taiwan	—	13,858	—	13,858
United Kingdom	—	423,105	—	423,105

Total Common Stocks	15,903	1,996,794	—	2,012,697

Preferred Stocks
Germany	—	28,412	—	28,412

Total Preferred Stocks	—	28,412	—	28,412

Short-Term Investment
Investment Company	69,060	—	—	69,060

Total Investments in Securities	$84,963	$2,025,206	—	$2,110,169

Appreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	16,065	—	16,065
Futures Contracts	39	—	—	39

Total Appreciation in Other Financial Instruments	$39	$16,065	$—	$16,104

Depreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$(11,422)	$—	$(11,422)

122	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2011

Intrepid International Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Australia	$—	$9,112	$—	$9,112
Austria	—	741	—	741
Belgium	—	1,126	—	1,126
Bermuda	—	774	—	774
Brazil	1,379	590	—	1,969
China	614	5,814	—	6,428
Denmark	—	1,427	—	1,427
Finland	—	2,006	—	2,006
France	—	20,059	—	20,059
Germany	—	18,237	—	18,237
Hong Kong	—	5,899	—	5,899
India	—	1,790	—	1,790
Indonesia	—	1,593	—	1,593
Ireland	—	2,712	—	2,712
Italy	—	7,652	—	7,652
Japan	—	38,889	—	38,889
Mexico	—	720	—	720
Netherlands	—	11,184	—	11,184
Norway	—	1,454	—	1,454
Russia	—	621	—	621
Singapore	—	557	—	557
South Korea	—	1,571	—	1,571
Spain	—	4,246	—	4,246
Sweden	—	3,938	—	3,938
Switzerland	—	21,306	—	21,306
Taiwan	—	378	—	378
United Arab Emirates	—	534	—	534
United Kingdom	—	54,455	—	54,455

Total Common Stocks	1,993	219,385	—	221,378

Preferred Stocks
Brazil	—	562	—	562
Germany	—	1,573	—	1,573

Total Preferred Stocks	—	2,135	—	2,135

Short-Term Investment
Investment Company	5,851	—	—	5,851

Total Investments in Securities	$7,844	$221,520	$—	$229,364

(a)	Security has a zero value.

There were no transfers between Levels 1 and 2 during the year ended October 31, 2011.

OCTOBER 31, 2011	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	123

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2011 (continued)

The following is a summary of investments for which significant unobservable inputs (Level 3) were used in determining fair value (amounts in thousands):

Emerging Economies Fund	Balance as of 10/30/10	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Net amortization/ accretion	Purchases (1)	Sales (2)	Transfers into Level 3	Transfers out of Level 3	Balance as of 10/31/11
Investments in Securities
Common Stocks — Hong Kong	$—	$—	$(1,892)	$—	$1,849	$	$43	$—	$	(a)

Emerging Markets Equity Fund	Balance as of 10/30/10	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Net amortization/ accretion	Purchases (1)	Sales (2)	Transfers into Level 3	Transfers out of Level 3	Balance as of 10/31/2011
Investments in Securities
Common Stocks — China	$—	$—	$(3,353)	$—	$16,275	$(6,503)	$27,617	$—	$34,036
Common Stock — Malaysia	—	—	55	—	257	—	5,704	—	6,016

	$—	$—	$(3,298)	$—	$16,532	$(6,503)	$33,321	$—	$40,052

International Equity Index Fund	Balance as of 10/31/10		Realized gain (loss)	Change in unrealized appreciation (depreciation)		Net amortization (accretion)	Purchases (1)	Sales (2)	Transfers into Level 3		Transfers out of Level 3	Balance as of 10/31/11
Investment in Securities
Common Stocks — Australia	$—	(a)	$—	$—		$—	$—	$—	$—		$—	$—	(a)
Common Stocks — Japan	—		—	—	(b)	—	—	—	—	(b)	—	—	(a)
Common Stocks — United Kingdom	5		—	—		—	—	—	—		(5)	—

	$5		$—	$—	(b)	$—	$—	$—	$—	(b)	$(5)	$—	(a)

(a)	Security has a zero value.
(b)	Amount rounds to less than $1,000.
(1)	Purchases include all purchases of securities and securities received in corporate actions.
(2)	Sales include all sales of securities, maturities, paydowns and securities tendered in a corporate action.

Transfers into, and out of, Level 3 are valued utilizing values as of the beginning of the period.

Transfers from Level 2 to Level 3 or from Level 3 to Level 2 are due to a decline or an increase in market activity (e.g. frequency of trades), which resulted in a lack of or increase in available market inputs to determine price.

The change in unrealized appreciation (depreciation) attributable to securities owned at October 31, 2011, which were valued using significant unobservable inputs (Level 3) was as follows (amounts in thousands):

FUND	VALUE
Emerging Economies Fund	$(1,892)
Emerging Markets Equity Fund	(3,298)
International Equity Index Fund	— (a)

(a)	Amount rounds to less than $1,000.

These amounts are included in Change in net unrealized appreciation (depreciation) of investments in non-affiliates on the Statements of Operations.

B. Restricted and Illiquid Securities — Certain securities held by the Funds may be subject to legal or contractual restrictions on resale or are illiquid. Restricted securities generally may be resold in transactions exempt from registration under the Securities Act of 1933. An illiquid security is a security which cannot be disposed of promptly (within seven days) and in the usual course of business at approximately its fair value and includes, but is not limited to, repurchase agreements maturing in excess of seven days, time deposits with a withdrawal penalty, non-negotiable instruments and instruments for which no market exists. Disposal of these securities may involve time-consuming negotiations and expense. Prompt sale at the current valuation may be difficult and could adversely affect the net assets of the fund.

124	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2011

The following is the value and percentage of net assets of illiquid securities as of October 31, 2011 (amounts in thousands):

	Value		Percentage
Emerging Economies Fund	$—	(a)	—%
Emerging Markets Equity Fund	40,052		1.9
International Equity Index Fund	—	(a)	—

(a)	Security has zero value.

C. Futures Contracts — The Global Equity Income Fund, Global Opportunities Fund, International Equity Fund, International Equity Index Fund, International Opportunities Fund, International Value Fund and Intrepid International Fund use index futures contracts to gain or reduce exposure to the stock market, maintain liquidity and minimize transaction costs. The Funds also buy futures contracts to immediately invest incoming cash in the market or sell futures in response to cash outflows, thereby simulating an invested position in the underlying index while maintaining a cash balance for liquidity.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Funds are required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Funds periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as unrealized appreciation or depreciation in the Statements of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported in the Statements of Operations at the closing or expiration of futures contracts. Securities deposited as initial margin are designated in the SOIs and cash deposited is recorded on the Statements of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statements of Assets and Liabilities.

The Funds may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Funds to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Funds to unlimited risk of loss. The Funds may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Funds’ credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

D. Forward Foreign Currency Exchange Contracts — The Global Equity Income Fund, Global Opportunities Fund, International Opportunities Fund and International Value Fund may be exposed to foreign currency risks associated with portfolio investments and therefore use forward foreign currency exchange contracts to hedge or manage these exposures. Forward foreign currency exchange contracts represent obligations to purchase or sell foreign currency on a specified future date at a price fixed at the time the contracts are entered into. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency.

The values of the forward foreign currency exchange contracts are adjusted daily based on the applicable exchange rate of the underlying currency. Changes in the value of these contracts are recorded as unrealized appreciation or depreciation until the contract settlement date. When the forward contract is closed, the Funds record a realized gain or loss equal to the difference between the value at the time the contract was opened and the value at the time it was closed.

E. Summary of Derivative Information — The following tables present the value of derivatives held as of October 31, 2011, by their primary underlying risk exposure and respective location on the Statements of Assets and Liabilities (amounts in thousands):

Global Equity Income Fund

Derivative Contract	Statement of Assets and Liabilities Location
Assets:		Forward Foreign Currency Exchange Contracts
Forward Foreign Currency Exchange Contracts	Receivables	$5

Total		$5

Liabilities:
Forward Foreign Currency Exchange Contracts	Payables	$10

Total		$10

OCTOBER 31, 2011	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	125

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2011 (continued)

Global Opportunities Fund

Derivative Contract	Statement of Assets and Liabilities Location
Assets:		Forward Foreign Currency Exchange Contracts
Forward Foreign Currency Exchange Contracts	Receivables	$29

Total		$29

Liabilities:
Forward Foreign Currency Exchange Contracts	Payables	$25

Total		$25

International Equity Index Fund

Derivative Contract	Statement of Assets and Liabilities Location
Assets:		Futures Contracts (a)
Equity contracts	Receivables, Net Assets — Unrealized Appreciation	$875

Total		$875

International Opportunities Fund

Derivative Contract	Statement of Assets and Liabilities Location
Assets:		Forward Foreign Currency Exchange Contracts
Forward Foreign Currency Exchange Contracts	Receivables	$3,797

Total		$3,797

Liabilities:
Forward Foreign Currency Exchange Contracts	Payables	$4,140

Total		$4,140

International Value Fund

Derivative Contract	Statement of Assets and Liabilities Location
Assets:		Futures Contracts (a)	Forward Foreign Currency Exchange Contracts
Forward Foreign Currency Exchange Contracts	Receivables	$—	$16,065
Equity contracts	Receivables, Net Assets — Unrealized Appreciation	39	—

Total		$39	$16,065

Liabilities:
Forward Foreign Currency Exchange Contracts	Payables	$—	$11,422

Total		$—	$11,422

(a)	This amount represents the cumulative appreciation/depreciation of futures contracts as reported in the SOIs. The Statements of Assets & Liabilities only reflects the current day variation margin receivable/payable to brokers.

126	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2011

The following tables present the effect of derivatives on the Statement of Operations for the year ended October 31, 2011, by primary underlying risk exposure (amounts in thousands):

Global Equity Income Fund

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivative Contract	Futures Contracts	Forward Foreign Currency Exchange Contracts		Total
Forward Foreign Currency Exchange Contracts	$—	$—	(b)	$— (b)
Equity contracts	(1)	—		(1)

Total	$(1)	$—	(b)	$(1)

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivative Contract	Forward Foreign Currency Exchange Contracts	Total
Forward Foreign Currency Exchange Contracts	$(5)	$(5)

Total	$(5)	$(5)

Global Opportunities Fund

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivative Contract	Futures Contracts	Forward Foreign Currency Exchange Contracts	Total
Forward Foreign Currency Exchange Contracts	$—	$(5)	$(5)
Equity contracts	7	—	7

Total	$7	$(5)	$2

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivative Contract	Forward Foreign Currency Exchange Contracts	Total
Forward Foreign Currency Exchange Contracts	$37	$37

Total	$37	$37

International Equity Fund

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivative Contract	Futures Contracts	Total
Equity contracts	$(87)	$(87)

Total	$(87)	$(87)

International Equity Index Fund

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivative Contract	Futures Contracts	Total
Equity contracts	$(2,189)	$(2,189)

Total	$(2,189)	$(2,189)

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivative Contract	Futures Contracts	Total
Equity contracts	$807	$807

Total	$807	$807

OCTOBER 31, 2011	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	127

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2011 (continued)

International Opportunities Fund

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivative Contract	Futures Contracts	Forward Foreign Currency Exchange Contracts	Total
Forward Foreign Currency Exchange Contracts	$—	$6,901	$6,901
Equity contracts	(551)	—	(551)

Total	$(551)	$6,901	$6,350

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivative Contract	Futures Contracts	Forward Foreign Currency Exchange Contracts	Total
Forward Foreign Currency Exchange Contracts	$—	$(1,790)	$(1,790)
Equity contracts	6	—	6

Total	$6	$(1,790)	$(1,784)

International Value Fund

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivative Contract	Futures Contracts	Forward Foreign Currency Exchange Contracts	Total
Forward Foreign Currency Exchange Contracts	$—	$29,863	$29,863
Equity contracts	2,245	—	2,245

Total	$2,245	$29,863	$32,108

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivative Contract	Futures Contracts	Forward Foreign Currency Exchange Contracts	Total
Forward Foreign Currency Exchange Contracts	$—	$(5,564)	$(5,564)
Equity contracts	307	—	307

Total	$307	$(5,564)	$(5,257)

Intrepid International Fund

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivative Contract	Futures Contracts	Total
Equity contracts	$(64)	$(64)

Total	$(64)	$(64)

(b)	Amount rounds to less than $1,000.

The Funds’ derivatives contracts held at October 31, 2011 are not accounted for as hedging instruments under accounting principles generally accepted in the United States of America.

128	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2011

Derivatives Volume — The table below discloses the volume of the Funds’ futures and forwards activities during the year ended October 31, 2011 (amounts in thousands). Please refer to the tables in the Summary of Derivatives Information for derivative-related gains and losses associated with volume activity.

	Global Equity Income Fund		Global Opportunities Fund		International Equity Fund		International Equity Index Fund	International Opportunities Fund		International Value Fund	Intrepid International Fund
Futures Contracts:
Average Notional Balance Long	$79	(a)	$192	(b)	$44,833	(c)	$11,601	$8,005	(d)	$15,890	$15,398	(e)
Ending Notional Balance Long	—		—		—		9,893	—		15,339	—

Forward Foreign Currency Exchange Contracts:
Average Settlement Value Purchased	580	(f)	1,220		—		—	152,453		471,936	—
Average Settlement Value Sold	959	(f)	1,934		—		—	121,118		389,291	—
Ending Settlement Value Purchased	480		987		—		—	188,163		636,388	—
Ending Settlement Value Sold	871		1,637		—		—	149,641		454,696	—

(a)	For the period May 1, 2011 through May 31, 2011.
(b)	For the period November 1, 2010 through August 31, 2011.
(c)	For the period December 1, 2010 through December 31, 2010.
(d)	For the period October 1, 2010 through July 31, 2011.
(e)	For the periods December 1, 2010 through December 31, 2010 and May 1, 2011 through May 31, 2011.
(f)	For the period March 1, 2011 through October 31, 2011.

F. Foreign Currency Translation — The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.

Although the net assets of the Funds are presented at the foreign exchange rates and market values at the close of the period, the Funds do not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held or sold during the year. Accordingly, such foreign currency gains (losses) are included in the reported net realized and unrealized gains (losses) on investment transactions on the Statements of Operations.

Reported realized foreign currency gains or losses arise from the disposition of foreign currency, purchase of foreign currency in certain countries (such as Brazil) that impose a tax on such purchases, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on each Fund’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. Unrealized foreign exchange gains and losses arise from changes (due to the changes in the exchange rate) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at period end.

G. Securities Lending — Each Fund may lend securities to brokers approved by J.P. Morgan Investment Management Inc. (“JPMIM” or “the “Advisor”) in order to generate additional income. JPMorgan Chase Bank, N.A. (“JPMCB”), an affiliate of the Funds, serves as lending agent for the Funds pursuant to an Amended and Restated Securities Lending Agreement effective February 9, 2010 (“JPMCB Securities Lending Agreement”). Securities loaned are collateralized by cash, which is invested in Capital Shares of the JPMorgan Prime Money Market Fund. Upon termination of a loan, the Funds are required to return to the borrower the posted cash collateral. Loans are subject to termination by the Funds or the borrower at any time.

Securities lending income is comprised of income earned on cash collateral investments (“Collateral Investments”), net of a rebate received from or paid to borrowers for use of cash collateral and lending agent fees. This amount is recorded as Income from securities lending (net) on the Statements of Operations. The Funds also receive payments from the borrower during the period of the loan, equivalent to dividends and interest earned on the securities loaned, which are recorded as Dividend or Interest income, respectively, on the Statements of Operations.

For the year ended October 31, 2011, the Funds earned the following amounts from the investment of cash collateral, prior to rebates or fees, from an investment in an affiliated fund as described below (amounts in thousands):

International Equity Fund	$1
International Equity Index Fund	7
International Opportunities Fund	1
International Value Fund	2

OCTOBER 31, 2011	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	129

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2011 (continued)

At the inception of a loan, securities are exchanged for cash collateral equal to at least 102% of the value of loaned U.S. dollar-denominated securities plus accrued interest and 105% of the value of loaned non-dollar-denominated securities, plus accrued interest. The Securities Lending Agreement requires that the loaned securities be marked to market on a daily basis and additional cash collateral is requested from borrowers when the cash received from borrowers becomes less than 102% and 105% of the value of loaned U.S. dollar denominated and non-dollar denominated securities, respectively, subject to certain de minimis guidelines.

As of October 31, 2011, there were no securities on loan.

The Funds bear the risk of loss associated with the Collateral Investments and are not entitled to additional collateral from the borrower to cover any such losses. To the extent that the value of the Collateral Investments decline below the amount owed to a borrower, a Fund may incur losses that exceed the amount it earned on lending the security. Upon termination of a loan, a Fund may use leverage (borrow money) to repay the borrower for cash collateral posted if the Advisor does not believe that it is prudent to sell the Collateral Investments to fund the payment of this liability.

Securities lending also involves counterparty risks, including the risk that the loaned securities may not be returned in a timely manner or at all. Subject to certain conditions, JPMCB has agreed to indemnify the Funds from losses resulting from a borrower’s failure to return a loaned security.

The Advisor of the Funds waived fees associated with the Funds’ investment in JPMorgan Prime Money Market Fund as follows (amounts in thousands):

International Equity Fund	$1
International Equity Index Fund	5
International Opportunities Fund	—	(a)
International Value Fund	2

(a)	Amount rounds to less than $1,000.

These amounts offset the administration fees and shareholder servicing fees incurred by JPMorgan Prime Money Market Fund related to the Funds’ investment in such fund. A portion of the waiver is voluntary.

Under the JPMCB Securities Lending Agreement, JPMCB is entitled to a fee, paid monthly in arrears equal to (i) 0.03% of the average dollar value of the loans of U.S. dollar-denominated securities outstanding during a given month; and (ii) 0.09% of the average dollar value of loans of non-dollar denominated securities outstanding during a given month.

The Funds incurred lending agent fees to JPMCB as follows for the year ended October 31, 2011 (amounts in thousands):

	Lending Agent Fees Incurred
International Equity Fund	$1
International Equity Index Fund	5
International Opportunities Fund	—	(a)
International Value Fund	2

(a)	Amount rounds to less than $1,000.

H. Offering and Organizational Costs — Total offering costs of approximately $111,000 for the Global Equity Income Fund paid in connection with the offering of shares of the Fund are amortized up to 12 months from the date the Fund commenced operations. Costs paid in connection with the organization of the Fund were recorded as an expense at the time it commenced operations and are included as part of Professional fees on the Statements of Operations.

I. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method adjusted for amortization of premiums and accretion of discounts. Dividend income less foreign taxes withheld, if any, is recorded on the ex-dividend date or when a Fund first learns of the dividend.

J. Allocation of Income and Expenses — In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Expenses directly attributable to a fund are charged directly to that fund while the expenses attributable to more than one fund of the Trusts are allocated among the respective funds. Each class of shares bears its pro-rata portion of expenses attributable to its Fund, except that each class separately bears expenses related specifically to that class, such as distribution and shareholder servicing fees.

K. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to

130	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2011

shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits or losses will significantly change in the next twelve months. However, the Funds’ conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each of the Funds’ Federal tax returns for the prior three fiscal years, or since inception if shorter, remains subject to examination by the Internal Revenue Service.

L. Foreign Taxes — The Funds may be subject to foreign taxes on income, gains on investments or currency purchase/repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest. The Funds are subject to a tax imposed on short term capital gains on securities of issuers domiciled in India. The Funds record an estimated deferred tax liability for securities that have been held for less than one year at the end of the reporting period, assuming those positions were disposed of at the end of the period. This amount is reported in Deferred India capital gains tax in the accompanying Statements of Assets and Liabilities. Realized losses on the sale of securities of issuers domiciled in India can be carried forward for eight years to offset potential future short term realized capital gains.

M. Dividends and Distributions to Shareholders — Dividends from net investment income, if any, are declared and paid at least annually, except for Global Equity Income Fund, which are declared and paid monthly and for International Equity Fund, which are declared and paid quarterly. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

The following amounts were reclassified within the capital accounts (amounts in thousands):

	Paid-in-Capital	Accumulated Undistributed/ (Overdistributied) Net Investment Income	Net Realized Gain (Loss) on Investments
Emerging Economies Fund	$(2)	$(25)	$27
Emerging Markets Equity Fund	(232)	(776)	1,008
Global Equity Income Fund	(4)	—	4
Global Opportunities Fund	—	(17)	17
International Equity Fund	—	(431)	431
International Equity Index Fund	(13)	1,131	(1,118)
International Opportunities Fund	(15,833)	8,661	7,172
International Value Fund	(1)	28,286	(28,285)
Intrepid International Fund	—	190	(190)

The reclassifications for the Funds relate primarily to foreign currency gains or losses (Emerging Economies Fund, Emerging Markets Equity Fund, Global Equity Income Fund, Global Opportunities Fund, International Equity Fund, International Equity Index Fund, International Opportunities Fund and International Value Fund), Brazil IOF tax reclasses (Emerging Markets Equity Fund), passive foreign investment company (PFIC) gains and losses (Emerging Economies Fund, International Equity Index Fund and Intrepid International Fund), expiration of capital loss carryforwards (International Opportunities Fund) and taxable overdistributions (Global Equity Income Fund).

N. Redemption Fees — Prior to May 2, 2011, shares of the Funds held for less than 60 days were generally subject to a redemption fee of 2.00%, based on the redeemed share’s market value. Redemption fees were paid directly to the applicable Fund and were credited to paid in capital. Effective May 2, 2011 shares of the Funds are no longer subject to a redemption fee regardless of how long such shares have been held.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, JPMIM acts as the investment advisor to the Funds. JPMIM is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”). JPMIM supervises the investments of each respective Fund and for such services is paid a fee. The fee is accrued daily and paid monthly based on each Fund’s respective average daily net assets.

OCTOBER 31, 2011	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	131

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2011 (continued)

The annual fee rate for each Fund is as follows:

Emerging Economies Fund	1.00%
Emerging Markets Equity Fund	1.00
Global Equity Income Fund	0.80
Global Opportunities Fund	0.80	*
International Equity Fund	0.80
International Equity Index Fund	0.55
International Opportunities Fund	0.60
International Value Fund	0.60
Intrepid International Fund	0.85

The Advisor waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

*	Effective November 1, 2011, the Investment Advisory fee for Global Opportunities Fund changed to 0.60%.

B. Administration Fees — Pursuant to an Administration Agreement, JPMorgan Funds Management, Inc. (the “Administrator”), an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the year ended October 31, 2011, the annual effective rate was 0.09% of each Fund’s average daily net assets.

The Administrator waived Administration fees as outlined in Note 3.F.

J.P. Morgan Investor Services, Co. (“JPMIS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Funds’ sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMIS receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trusts’ exclusive underwriter and promotes and arranges for the sale of each Fund’s shares.

The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class B, Class C and Class R2 Shares of the Funds in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to the Distributor, at annual rates of the average daily net assets as shown in the table below:

	Class A	Class B	Class C	Class R2
Emerging Economies Fund	0.25%	n/a	0.75%	n/a
Emerging Markets Equity Fund	0.25	0.75%	0.75	n/a
Global Equity Income Fund	0.25	n/a	0.75	0.50%
Global Opportunities Fund	0.25	n/a	0.75	n/a
International Equity Fund	0.25	0.75	0.75	0.50
International Equity Index Fund	0.25	0.75	0.75	0.50
International Opportunities Fund	0.25	0.75	0.75	n/a
International Value Fund	0.25	0.75	0.75	0.50
Intrepid International Fund	0.25	n/a	0.75	0.50

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class B and Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the year ended October 31, 2011, the Distributor retained the following amounts (in thousands):

	Front-End Sales Charge		CDSC
Emerging Economies Fund	$2		$1
Emerging Markets Equity Fund	79		32
Global Equity Income Fund	—	(a)	—
Global Opportunities Fund	2		—	(a)
International Equity Fund	15		6
International Equity Index Fund	60		10
International Opportunities Fund	4		1
International Value Fund	14		6
Intrepid International Fund	1		—	(a)

(a)	Amount rounds to less than $1,000.

132	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2011

D. Shareholder Servicing Fees — The Trusts, on behalf of the Funds, have entered into a Shareholder Servicing Agreement with the Distributor under which the Distributor provides certain support services to the shareholders. The Class R6 Shares do not participate in the Shareholder Servicing Agreement. For performing these services, the Distributor receives a fee that is computed daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Class A	Class B	Class C	Class R2	Class R5	Institutional Class	Select Class
Emerging Economies Fund	0.25%	n/a	0.25%	n/a	0.05%	n/a	0.25%
Emerging Markets Equity Fund	0.25	0.25%	0.25	n/a	n/a	0.10%	0.25
Global Equity Income Fund	0.25	n/a	0.25	0.25%	0.05	n/a	0.25
Global Opportunities Fund	0.25	n/a	0.25	n/a	0.05	n/a	0.25
International Equity Fund	0.25	0.25	0.25	0.25	0.05	n/a	0.25
International Equity Index Fund	0.25	0.25	0.25	0.25	n/a	n/a	0.25
International Opportunities Fund	0.25	0.25	0.25	n/a	n/a	0.10	0.25
International Value Fund	0.25	0.25	0.25	0.25	n/a	0.10	0.25
Intrepid International Fund	0.25	n/a	0.25	0.25	n/a	0.10	0.25

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder Servicing fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services for the Funds. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees in the Statements of Operations. The Funds earn interest on uninvested cash balances held by the custodian. Such interest amounts are presented separately in the Statements of Operations. Interest income, if any, earned on cash balances at the custodian, is included as Interest income from affiliates in the Statements of Operations. Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense to affiliates in the Statements of Operations.

F. Waivers and Reimbursements — The Advisor, Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expense related to short sales, interest, taxes, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A		Class B		Class C		Class R2		Class R5		Class R6	Institutional Class	Select Class
Emerging Economies Fund	1.85%		n/a		2.35%		n/a		1.40%		n/a	n/a	1.60%
Emerging Markets Equity Fund	2.00		2.50%		2.50		n/a		n/a		n/a	1.45%	1.75
Global Equity Income Fund	1.25		n/a		1.75		1.50%		0.80		n/a	n/a	1.00
Global Opportunities Fund	1.45	#	n/a		1.95	#	n/a		1.00	#	n/a	n/a	1.20	#
International Equity Fund	1.31		1.81	*	1.81	*	1.56		0.86		0.81%	n/a	1.06
International Equity Index Fund	1.07	**	1.80	**	1.80	**	1.32	**	n/a		n/a	n/a	0.82	**
International Opportunities Fund	1.31		1.92		1.92		n/a		n/a		0.81	0.91	1.06
International Value Fund	1.35	***	1.85	***	1.85	***	1.60	***	n/a		0.85	0.95	1.10	***
Intrepid International Fund	1.50	****	n/a		2.00		1.75	****	n/a		n/a	1.00	1.25

*	Prior to February 28, 2011, the contractual expense limitations for International Equity Fund were 2.00% and 2.00% for Class B Shares and Class C Shares, respectively.
**	Prior to February 28, 2011, the contractual expense limitations for International Equity Index Fund were 1.18%, 1.93%, 1.93%,1.43% and 0.93% for Class A Shares, Class B Shares, Class C Shares, Class R2 Shares and Select Class Shares, respectively.
***	Prior to February 28, 2011, the contractual expense limitations for International Value Fund were 1.45%, 1.95%, 1.95%, 1.70% and 1.41% for Class A Shares, Class B Shares, Class C Shares, Class R2 Shares and Select Class Shares, respectively.
****	Prior to February 28, 2011, the contractual expense limitations for Intrepid International Fund were 1.80% and 2.05% for Class A Shares and Class R2 Shares, respectively.
#	Effective November 1, 2011, the expense caps for Class A, Class C, Class R5 and Select Class have been reduced to 1.25%, 1.75%, 0.80% and 1.00%, respectively.

The contractual expense limitation agreements were in effect for the year ended October 31, 2011. The expense limitation percentages in the table above are in place for all Funds except for Global Opportunities Fund until at least February 29, 2012. The expense limitation percentages for Global Opportunities Fund are in place until at least February 28, 2013. In addition, the Funds’ service providers have voluntarily waived fees during the year ended October 31, 2011. However, the Funds’ service providers are under no obligation to do so and may discontinue such voluntary waivers at any time.

OCTOBER 31, 2011	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	133

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2011 (continued)

For the year ended October 31, 2011, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expects the Funds to repay any such waived fees and reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory	Administration	Shareholder Servicing	Total	Contractual Reimbursements
Emerging Economies Fund	$24	$—	$2	$26	$1
Emerging Markets Equity Fund	—	—	82	82	—
Global Equity Income Fund	15	2	1	18	169
Global Opportunities Fund	40	4	2	46	165
International Equity Fund	1,399	—	25	1,424	—
International Equity Index Fund	—	36	1,260	1,296	—
International Opportunities Fund	—	—	2	2	—
International Value Fund	382	—	9	391	—
Intrepid International Fund	39	152	152	343	—

	Voluntary Waivers
	Investment Advisory	Administration	Shareholder Servicing	Total
Emerging Economies Fund	$3	$—	$—	$3
International Equity Fund	16	—	—	16
International Equity Index Fund	—	69	170	239
International Value Fund	26	—	—	26
Intrepid International Fund	8	11	—	19

Additionally, the Funds may invest in one or more money market funds advised by the Advisor or its affiliates. The Advisor, Administrator and Distributor as shareholder servicing agent waive fees in an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Funds’ investment in such affiliated money market fund. A portion of the waiver is voluntary.

The amounts of these waivers resulting from investments in the money market funds for the year ended October 31, 2011 were as follows (excluding the reimbursement disclosed in Note 2.G. regarding cash collateral for securities lending invested in JPMorgan Prime Money Market Fund) (amounts in thousands):

Emerging Economies Fund	$13
Emerging Markets Equity Fund	223
International Equity Fund	33
International Equity Index Fund	16
International Opportunities Fund	25
International Value Fund	86
Intrepid International Fund	8

G. Other — Certain officers of the Trusts are affiliated with the Advisor, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Funds in accordance with federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statements of Operations.

The Trusts adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as a Trustee. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the year ended October 31, 2011, certain Funds may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

The Funds may use related party broker/dealers. For the year ended October 31, 2011, Emerging Economies Fund, Global Equity Income Fund, Global Opportunities Fund, International Opportunities Fund, International Value Fund and Intrepid International Fund incurred approximately $828, $2, $12, $1,724, 2,505 and $511, respectively, in brokerage commissions with brokers/dealers affiliated with the Advisor.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

An affiliate of JPMorgan Chase & Co. made a payment to International Equity Index Fund of approximately $30,000 relating to an operational error.

134	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2011

4. Investment Transactions

During the year ended October 31, 2011, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
Emerging Economies Fund	$547,444	$170,134
Emerging Markets Equity Fund	889,893	179,008
Global Equity Income Fund	4,363	1,164
Global Opportunities Fund	7,990	5,683
International Equity Fund	233,556	126,234
International Equity Index Fund	296,675	264,329
International Opportunities Fund	534,143	309,742
International Value Fund	1,913,557	1,114,046
Intrepid International Fund	249,897	161,167

During the year ended October 31, 2011, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at October 31, 2011, were as follows (amounts in thousands):

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Emerging Economies Fund	$379,291	$7,844	$41,549	$(33,705)
Emerging Markets Equity Fund	1,935,968	316,469	89,734	226,735
Global Equity Income Fund	3,058	90	269	(179)
Global Opportunities Fund	4,619	368	481	(113)
International Equity Fund	632,151	146,841	53,707	93,134
International Equity Index Fund	468,608	189,637	41,219	148,418
International Opportunities Fund	501,074	29,415	40,180	(10,765)
International Value Fund	2,149,966	140,299	180,096	(39,797)
Intrepid International Fund	223,903	16,831	11,370	5,461

For the Funds, the difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to mark to market of passive foreign investment companies (PFICs) (Emerging Economies Fund, Emerging Markets Equity Fund and International Equity Index Fund) and wash sale loss deferrals.

The tax character of distributions paid during the fiscal year ended October 31, 2011 was as follows (amounts in thousands):

	Ordinary Income	Total Distributions Paid
Emerging Economies Fund	$374	$374
Emerging Markets Equity Fund	9,587	9,587
Global Equity Income Fund	69	69
Global Opportunities Fund	59	59
International Equity Fund	12,838	12,838
International Equity Index Fund	16,469	16,469
International Opportunities Fund	8,198	8,198
International Value Fund	52,369	52,369
Intrepid International Fund	3,055	3,055

OCTOBER 31, 2011	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	135

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2011 (continued)

The tax character of distributions paid during the fiscal year ended October 31, 2010 was as follows (amounts in thousands):

	Ordinary Income	Total Distributions Paid
Emerging Economies Fund	$154	$154
Emerging Markets Equity Fund	2,928	2,928
Global Opportunities Fund	26	26
International Equity Fund	9,917	9,917
International Equity Index Fund	15,692	15,692
International Opportunities Fund	5,634	5,634
International Value Fund	42,416	42,416
Intrepid International Fund	8,001	8,001

At October 31, 2011, the components of net assets (excluding paid in capital) on a tax basis were as follows (amounts in thousands):

	Current Distributable Ordinary Income	Current Distributable Long-Term Capital-Gain or (Tax Basis Loss Carryover)	Unrealized Appreciation (Depreciation)
Emerging Economies Fund	$4,045	$(18,620)	$(33,700)
Emerging Markets Equity Fund	1,924	(9,614)	226,762
Global Equity Income Fund	—	(142)	(179)
Global Opportunities Fund	56	(865)	(113)
International Equity Fund	393	(18,439)	93,286
International Equity Index Fund	14,677	(54,145)	149,206
International Opportunities Fund	15,277	(68,341)	(10,980)
International Value Fund	65,088	(425,630)	(40,151)
Intrepid International Fund	3,379	(545,339)	5,488

For the Funds, the cumulative timing differences primarily consist of mark to market of passive foreign investment companies (PFICs) (Emerging Economies Fund, Emerging Markets Equity Fund, Global Opportunities Fund, International Equity Index Fund and Intrepid International Fund), wash sale loss deferrals, mark to market of forward foreign currency contracts (Global Equity Income Fund, Global Opportunities Fund, International Opportunities Fund and International Value Fund) and trustee deferred compensation (International Equity Fund).

As of October 31, 2011, the following Funds had net capital loss carryforwards, expiring during the year indicated, which are available to offset future realized gains (amounts in thousands):

	2016	2017	2018	2019	Total
Emerging Economies Fund	$—	$1,890	$—	$16,730	$18,620
Emerging Markets Equity Fund	—	9,614	—	—	9,614
Global Opportunities Fund	437	264	—	164	865
International Equity Fund	—	7,942	7,185	3,312	18,439
International Equity Index Fund	—	54,145	—	—	54,145
International Opportunities Fund	18,724	39,131	441	10,045	68,341
International Value Fund	120,318	241,545	63,767	—	425,630
Intrepid International Fund	294,229	250,971	—	139	545,339

During the year ended October 31, 2011, the Funds utilized capital loss carryforwards as follows (amounts in thousands):

Emerging Economies Fund	$—
Emerging Markets Equity Fund	737
Global Equity Income Fund	—
Global Opportunities Fund	—
International Equity Fund	—
International Equity Index Fund	9,675
International Opportunities Fund	—
International Value Fund	12,314
Intrepid International Fund	—

136	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2011

During the year ended October 31, 2011, the International Opportunities Fund had expired capital loss carryforwards of $15,833 (amount in thousands).

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized by the Funds after October 31, 2011, may get carried forward indefinitely, and retain their character as short-term and/or long-term losses. Prior to the Act, pre-enactment net capital losses incurred by the Funds were carried forward for eight years and treated as short-term losses. The Act requires that post-enactment net capital losses be used before pre-enactment net capital losses. Net capital losses recognized by Global Equity Income Fund may get carried forward indefinitely, and retain their character as short-term and/or long-term losses. As of October 31, 2011, Global Equity Income Fund had net short-term capital loss carryforwards of approximately $142,000, which are available to offset future realized gains.

6. Borrowings

The Funds rely upon an exemptive order (“Order”) permitting the establishment and operation of an Interfund Lending Facility (“Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund Loan Rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPM II and may be relied upon by the Funds because they are investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trusts and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 12, 2012.

The Funds had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at October 31, 2011, or at any time during the year then ended.

Interest expense paid, if any, as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense to affiliates in the Statements of Operations.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

One or more affiliates of the Advisor have investment discretion with respect to their clients’ holdings in the Funds, which collectively represent a significant portion of the Funds’ assets for Emerging Markets Equity Fund, International Equity Index Fund, International Value Fund and Intrepid International Fund.

In addition, the J.P. Morgan Investor Funds and the JPMorgan SmartRetirement Funds, which are affiliated funds of funds, own, in the aggregate more than 10% of the net assets of certain of the Funds as follows:

	J.P. Morgan Investor Funds	JPMorgan SmartRetirement Funds
Emerging Economies Fund	20.1%	66.0%
Emerging Markets Equity Fund	n/a	12.6
International Equity Fund	n/a	41.2
International Equity Index Fund	46.8	n/a
International Opportunities Fund	n/a	58.0
Intrepid International Fund	n/a	64.6

Additionally, the Advisor owns a significant portion of the outstanding shares of the Global Equity Income Fund and the Global Opportunities Fund. Emerging Markets Equity Fund and International Value Fund each have a shareholder, which is an account maintained by a financial intermediary on behalf of its clients, that owns a significant portion of the Fund’s outstanding shares.

Significant shareholder transactions, if any, may impact the Funds’ performance.

The Funds may have elements of risk not typically associated with investments in the United States of America due to concentrated investments in a limited number of countries or regions, which may vary throughout the year depending on the Fund. Such concentrations may subject the Funds to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions could cause the securities and their markets to be less liquid and their prices to be more volatile than those of comparable U.S. securities.

OCTOBER 31, 2011	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	137

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2011 (continued)

As of October 31, 2011, substantially all of the Funds’ net assets consisted of securities of issuers that are denominated in foreign currencies. Changes in currency exchange rates will affect the value of and investment income from such securities.

As of October 31, 2011, International Equity Fund, International Opportunities Fund, International Value Fund and Intrepid International Fund invested 24.7%, 24.0%, 20.1% and 23.7% of their respective total investments in issuers in the United Kingdom. Global Equity Income Fund and Global Opportunities Fund invested 31.4% and 25.1% of their respective total investments in issuers in the United States. International Equity Index Fund invested 22.4% of its respective total investments in issuers in the Japan.

8. Legal Matters

Prior to becoming an affiliate of JPMorgan, on June 29, 2004, Banc One Investment Advisors Corporation (“BOIA”) subsequently known as JPMorgan Investment Advisors Inc. (“JPMIA”), entered into agreements with the SEC (the “SEC Order”) and the New York Attorney General (“NYAG settlement”) in resolution of investigations into market timing of certain One Group mutual funds advised by BOIA. JPMIA was investment advisor to certain of the Funds until January 1, 2010. Effective January 1, 2010, JPMIA transferred its investment advisory business to JPMIM and JPMIM became investment advisor to such Funds. Under the terms of the SEC Order and the NYAG settlement, BOIA agreed to pay disgorgement of $10 million and a civil money penalty of $40 million for a total payment of $50 million, which has been distributed to certain current and former shareholders of certain funds. Pursuant to the NYAG settlement, BOIA reduced its management fee for certain funds in the aggregate amount of approximately $8 million annually (based on assets under management as of June 30, 2004) over a five year period from September 27, 2004 through September 27, 2009.

In addition to the matters involving the SEC and NYAG, various lawsuits were filed by private plaintiffs in connection with these circumstances in various state and federal courts. These actions were transferred to the United States District Court for the District of Maryland. The plaintiffs filed consolidated amended complaints, naming as defendants, BOIA, Bank One Corporation and JPMorgan, One Group Services Company (the former distributor of One Group Mutual Funds), certain officers of One Group Mutual Funds and BOIA, and certain current and former Trustees.

As of June 14, 2006, all claims against One Group Mutual Funds and current and former trustees were dismissed by the United States District Court in Maryland. Certain claims against BOIA and its affiliates were also dismissed. On October 25, 2010, the court approved a settlement resolving all remaining claims in the litigation in Maryland.

The Funds will be reimbursed for all costs associated with these matters to ensure that they incur no expense as it relates to the matters described above. A portion of these reimbursements may be from related parties.

As noted above, the NYAG settlement required BOIA to establish reduced “net management fee rates” for certain Funds (“Reduced Rate Funds”). “Net Management Fee Rates” means the percentage fee rates specified in contracts between BOIA and its affiliates and the Reduced Rate Funds, less waivers and reimbursements by BOIA and its affiliates, in effect as of June 30, 2004. The settlement agreement required that the reduced Net Management Fee Rates must result in a reduction of $8 million annually based upon assets under management as of June 30, 2004, for a total reduction over five years of $40 million from that which would have been paid by the Reduced Rate Funds on the Net Management Fee Rates as of June 30, 2004. To the extent that BOIA and its affiliates have agreed as part of the settlement with the NYAG to waive or reimburse expenses of a Fund in connection with the settlement with the NYAG, those reduced Net Management Fee Rates were referred to as “Reduced Rates.” The Reduced Rates were implemented on September 27, 2004 and remained in place through September 27, 2009. Thus, the Reduced Rates are no longer in effect.

138	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2011

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of JPMorgan Trust I and JPMorgan Trust II and the Shareholders of JPMorgan Emerging Economies Fund, JPMorgan Emerging Markets Equity Fund, JPMorgan Global Equity Income Fund, JPMorgan Global Opportunities Fund, JPMorgan International Equity Fund, JPMorgan International Equity Index Fund, JPMorgan International Opportunities Fund, JPMorgan International Value Fund and JPMorgan Intrepid International Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of JPMorgan Emerging Economies Fund, JPMorgan Emerging Markets Equity Fund, JPMorgan Global Opportunities Fund (formerly JPMorgan Global Focus Fund), JPMorgan International Equity Fund, JPMorgan International Opportunities Fund, JPMorgan International Value Fund and JPMorgan Intrepid International Fund (each a separate Fund of JPMorgan Trust I) and JPMorgan International Equity Index Fund (a separate Fund of JPMorgan Trust II) at October 31, 2011, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, and the financial position of JPMorgan Global Equity Income Fund (a separate Fund of JPMorgan Trust I) (hereafter collectively referred to as the “Funds”) at October 31, 2011, and the results of its operations, the changes in its net assets and the financial highlights for the period February 28, 2011 (commencement of operations) through October 31, 2011, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

December 23, 2011

OCTOBER 31, 2011	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	139

TRUSTEES

(Unaudited)

The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Funds (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees

William J. Armstrong (1941); Trustee of Trusts since 2005; Trustee of heritage J.P. Morgan Funds since 1987.	Retired; CFO and Consultant, EduNeering, Inc. (internet business education supplier) (2000-2001); Vice President and Treasurer, Ingersoll-Rand Company (manufacturer of industrial equipment) (1972-2000).	154	None.

John F. Finn (1947); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1998.	Chairman (1985-present), President and Chief Executive Officer, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (1974-present).	154	Director, Cardinal Health, Inc. (CAH) (1994-present); Director, Greif, Inc. (GEF) (industrial package products and services) (2007-present).

Dr. Matthew Goldstein (1941); Trustee of Trusts since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Chancellor, City University of New York (1999-present); President, Adelphi University (New York) (1998-1999).	154	Director, New Plan Excel (NXL) (1999-2005); Director, National Financial Partners (NFP) (2003-2005); Director, Bronx-Lebanon Hospital Center; Director, United Way of New York City (2002-present).

Robert J. Higgins (1945); Trustee of Trusts since 2005; Trustee of heritage J.P. Morgan Funds since 2002.	Retired; Director of Administration of the State of Rhode Island (2003-2004); President — Consumer Banking and Investment Services, Fleet Boston Financial (1971-2001).	154	None.

Peter C. Marshall (1942); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1985.	Self-employed business consultant (2002-present).	154	Director, Center for Communication, Hearing, and Deafness (1990-present).

Marilyn McCoy* (1948); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985-present).	154	Trustee, Carleton College (2003-present).

William G. Morton, Jr. (1937); Trustee of Trusts since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Retired; Chairman Emeritus (2001-2002), and Chairman and Chief Executive Officer, Boston Stock Exchange (1985-2001).	154	Director, Radio Shack Corp. (1987-2008); Trustee, Stratton Mountain School (2001-present).

Robert A. Oden, Jr. (1946); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1997.	Retired; President, Carleton College (2002-2010); President, Kenyon College (1995-2002).	154	Trustee, American University in Cairo (1999-present); Trustee, Carleton College (2002-2010).

Fergus Reid, III (1932); Trustee of Trusts (Chairman) since 2005; Trustee (Chairman) of heritage J.P. Morgan Funds since 1987.	Chairman, Joe Pietryka, Inc. (formerly Lumelite Corporation) (plastics manufacturing) (2003-present); Chairman and Chief Executive Officer, Lumelite Corporation (1985-2002).	154	Trustee, Morgan Stanley Funds (105 portfolios) (1992-present).

140	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2011

Name (Year of Birth); Positions With the Funds (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees (continued)

Frederick W. Ruebeck (1939); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Consultant (2000-present); Advisor, JP Greene & Associates, LLC (broker-dealer) (2000-2009); Chief Investment Officer, Wabash College (2004-present); Director of Investments, Eli Lilly and Company (pharmaceuticals) (1988-1999).	154	Trustee, Wabash College (1988-present); Chairman, Indianapolis Symphony Orchestra Foundation (1994-present).

James J. Schonbachler (1943); Trustee of Trusts since 2005; Trustee of heritage J.P. Morgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968-1998).	154	None.
Interested Trustees

Frankie D. Hughes** (1952), Trustee of Trusts since 2008.	Principal and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993-present).	154	Trustee, The Victory Portfolios (2000-2008).

Leonard M. Spalding, Jr.*** (1935); Trustee of Trusts since 2005; Trustee of heritage J.P. Morgan Funds since 1998.	Retired; Chief Executive Officer, Chase Mutual Funds (investment company) (1989-1998); President and Chief Executive Officer, Vista Capital Management (investment management) (1990-1998); Chief Investment Executive, Chase Manhattan Private Bank (investment management) (1990-1998).	154	Director, Glenview Trust Company, LLC (2001-present); Trustee, St. Catharine College (1998-present); Trustee, Bellarmine University (2000-present); Director, Springfield-Washington County Economic Development Authority (1997-present); Trustee, Catholic Education Foundation
			(2005-present).

(1)	Each Trustee serves for an indefinite term, subject to the Trusts’ current retirement policy, which is age 75 for all Trustees, except that the Board has determined Messrs. Reid and Spalding should continue to serve until December 31, 2012.

(2)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment advisor or have an investment advisor that is an affiliated person of the investment advisor of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees serves currently includes eleven registered investment companies (154 funds).

*	Ms. McCoy has served as Vice President of Administration and Planning for Northwestern University since 1985. William M. Daley was the Head of Corporate Responsibility for JPMorgan Chase & Co. prior to January 2011 and served as a member of the Board of Trustees of Northwestern University from 2005 through 2010. JPMIM, the Funds’ investment advisor, is a wholly-owned subsidiary of JPMorgan Chase & Co. Three other members of the Board of Trustees of Northwestern University are executive officers of registered investment advisors (not affiliated with JPMorgan) that are under common control with subadvisors to certain J.P. Morgan Funds.

**	Ms. Hughes is treated as an “interested person” based on the portfolio holdings of clients of Hughes Capital Management, Inc.

***	Mr. Spalding is treated as an “interested person” due to his ownership of JPMorgan Chase stock.

The contact address for each of the Trustees is 270 Park Avenue, New York, NY 10017.

OCTOBER 31, 2011	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	141

OFFICERS

(Unaudited)

Name (Year of Birth), Positions Held with the Trusts (Since)	Principal Occupations During Past 5 Years

Patricia A. Maleski (1960), President and Principal Executive Officer (2010)

Managing Director, J.P. Morgan Investment Management Inc. and Chief Administrative Officer, J.P. Morgan Funds and Institutional Pooled Vehicles since 2010; previously, Treasurer and Principal Financial Officer of the Trusts from 2008 to 2010; previously, Head of Funds Administration and Board Liaison, J.P. Morgan Funds prior to 2010. Ms. Maleski has been with JPMorgan Chase & Co. since 2001.

Joy C. Dowd (1972), Treasurer and Principal Financial Officer (2010)

Assistant Treasurer of the Trusts from 2009 to 2010; Executive Director, JPMorgan Funds Management, Inc. from February 2011; Vice President, JPMorgan Funds Management, Inc. from December 2008 to February 2011; prior to joining JPMorgan Chase, Ms. Dowd worked in MetLife’s investments audit group from 2005 through 2008.

Frank J. Nasta (1964), Secretary (2008)	Managing Director and Associate General Counsel, JPMorgan Chase since 2008; Previously, Director, Managing Director, General Counsel and Corporate Secretary, J. & W. Seligman & Co. Incorporated; Secretary of each of the investment companies of the Seligman Group of Funds and Seligman Data Corp.; Director and Corporate Secretary, Seligman Advisors, Inc. and Seligman Services, Inc.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

Paul L. Gulinello (1950), AML Compliance Officer (2005)	Vice President and Anti Money Laundering Compliance Officer for JPMorgan Asset Management Americas, additionally responsible for privacy, personal trading and Code of Ethics compliance since 2004. Mr. Gulinello has been with JPMorgan Chase & Co. since 1972.

Elizabeth A. Davin (1964), Assistant Secretary (2005)*	Vice President and Assistant General Counsel, JPMorgan Chase since 2005; Senior Counsel, JPMorgan Chase (formerly Bank One Corporation) from 2004 to 2005.

Jessica K. Ditullio (1962), Assistant Secretary (2005)*

Executive Director and Assistant General Counsel, JPMorgan Chase since February 2011; Ms. Ditullio has served as an attorney with various titles for JPMorgan Chase (formerly Bank One Corporation) since 1990.

John T. Fitzgerald (1975), Assistant Secretary (2008)	Executive Director and Assistant General Counsel, JPMorgan chase since February 2011; formerly, Vice President and Assistant General Counsel, JPMorgan Chase from 2005 until February 2011.

Carmine Lekstutis (1980) Assistant Secretary (2011)	Vice President and Assistant General Counsel, JPMorgan Chase since 2011; Associate, Skadden, Arps, Slate, Meagher & Flom LLP (law firm) from 2006 to 2011.

Gregory S. Samuels (1980) Assistant Secretary (2010)	Vice President and Assistant General Counsel, JPMorgan Chase since 2010; Associate, Ropes & Gray (law firm) from 2008 to 2010; Associate, Clifford Chance LLP (law firm) from 2005 to 2008.

Brian L. Duncan (1965), Assistant Treasurer (2008)*	Vice President, JPMorgan Funds Management, Inc. since June 2007; prior to joining JPMorgan Chase, Mr. Duncan worked for Penn Treaty American Corporation as Vice President and Controller from 2004 through 2007.

Jeffrey D. House (1972), Assistant Treasurer (2006)*	Vice President, JPMorgan Funds Management, Inc. since July 2006.

Laura S. Melman (1966), Assistant Treasurer (2006)

Executive Director, JPMorgan Funds Management, Inc. since February 2011, responsible for Taxation; Vice President, JPMorgan Funds Management, Inc. from August, 2006 to February 2011, responsible for Taxation.

Joseph Parascondola (1963), Assistant Treasurer (2011)	Vice President, JPMorgan Funds Management, Inc. since August 2006.

Matthew J. Plastina (1970), Assistant Treasurer (2011)	Vice President, JPMorgan Funds Management, Inc. since August 2010; prior to August 2010, Vice President and Controller, Legg Mason Global Asset Management.

Jeffery Reedy (1973), Assistant Treasurer (2011)*	Vice President, JPMorgan Funds Management, Inc. since February 2006; from April 2005 to February 2006, Associate, J.P. Morgan Funds Management.

The contact address for each of the officers, unless otherwise noted, is 270 Park Avenue, New York, NY 10017.

*	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43240.

142	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2011

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, May 1, 2011, and continued to hold your shares at the end of the reporting period, October 31, 2011.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, May 1, 2011	Ending Account Value, October 31, 2011	Expenses Paid During May 1, 2011 to October 31, 2011*	Annualized Expense Ratio
Emerging Economies Fund
Class A
Actual	$1,000.00	$804.20	$7.96	1.75%
Hypothetical	1,000.00	1,016.38	8.89	1.75
Class C
Actual	1,000.00	802.30	10.31	2.27
Hypothetical	1,000.00	1,013.76	11.52	2.27
Class R5
Actual	1,000.00	806.50	5.92	1.30
Hypothetical	1,000.00	1,018.65	6.61	1.30
Select Class
Actual	1,000.00	805.60	6.83	1.50
Hypothetical	1,000.00	1,017.64	7.63	1.50

Emerging Markets Equity Fund
Class A
Actual	1,000.00	850.70	8.58	1.84
Hypothetical	1,000.00	1,015.93	9.35	1.84
Class B
Actual	1,000.00	849.00	10.91	2.34
Hypothetical	1,000.00	1,013.41	11.88	2.34
Class C
Actual	1,000.00	848.70	10.90	2.34
Hypothetical	1,000.00	1,013.41	11.88	2.34
Institutional Class
Actual	1,000.00	852.40	6.63	1.42
Hypothetical	1,000.00	1,018.05	7.22	1.42

OCTOBER 31, 2011	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	143

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning Account Value, May 1, 2011	Ending Account Value, October 31, 2011	Expenses Paid During May 1, 2011 to October 31, 2011*	Annualized Expense Ratio
Emerging Markets Equity Fund (continued)
Select Class
Actual	$1,000.00	$851.70	$7.47	1.60%
Hypothetical	1,000.00	1,017.14	8.13	1.60

Global Equity Income Fund
Class A
Actual	1,000.00	880.20	5.97	1.26
Hypothetical	1,000.00	1,018.85	6.41	1.26
Class C
Actual	1,000.00	877.20	8.33	1.76
Hypothetical	1,000.00	1,016.33	8.94	1.76
Class R2
Actual	1,000.00	878.50	7.15	1.51
Hypothetical	1,000.00	1,017.59	7.68	1.51
Class R5
Actual	1,000.00	881.80	3.84	0.81
Hypothetical	1,000.00	1,021.12	4.13	0.81
Select Class
Actual	1,000.00	880.40	4.79	1.01
Hypothetical	1,000.00	1,020.11	5.14	1.01

Global Opportunities Fund
Class A
Actual	1,000.00	811.00	6.66	1.46
Hypothetical	1,000.00	1,017.85	7.43	1.46
Class C
Actual	1,000.00	808.70	8.94	1.96
Hypothetical	1,000.00	1,015.32	9.96	1.96
Class R5
Actual	1,000.00	813.30	4.62	1.01
Hypothetical	1,000.00	1,020.11	5.14	1.01
Select Class
Actual	1,000.00	812.60	5.53	1.21
Hypothetical	1,000.00	1,019.11	6.16	1.21

International Equity Fund
Class A
Actual	1,000.00	850.30	6.11	1.31
Hypothetical	1,000.00	1,018.60	6.67	1.31
Class B
Actual	1,000.00	848.10	8.43	1.81
Hypothetical	1,000.00	1,016.08	9.20	1.81
Class C
Actual	1,000.00	848.00	8.43	1.81
Hypothetical	1,000.00	1,016.08	9.20	1.81
Class R2
Actual	1,000.00	849.10	7.27	1.56
Hypothetical	1,000.00	1,017.34	7.93	1.56
Class R5
Actual	1,000.00	851.70	4.01	0.86
Hypothetical	1,000.00	1,020.87	4.38	0.86
Class R6
Actual	1,000.00	852.40	3.78	0.81
Hypothetical	1,000.00	1,021.12	4.13	0.81

144	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2011

	Beginning Account Value, May 1, 2011	Ending Account Value, October 31, 2011	Expenses Paid During May 1, 2011 to October 31, 2011*	Annualized Expense Ratio
International Equity Fund (continued)
Select Class
Actual	$1,000.00	$851.40	$4.95	1.06%
Hypothetical	1,000.00	1,019.86	5.40	1.06

International Equity Index Fund
Class A
Actual	1,000.00	809.10	4.88	1.07
Hypothetical	1,000.00	1,019.81	5.45	1.07
Class B
Actual	1,000.00	806.20	8.01	1.76
Hypothetical	1,000.00	1,016.33	8.94	1.76
Class C
Actual	1,000.00	806.20	8.01	1.76
Hypothetical	1,000.00	1,016.33	8.94	1.76
Class R2
Actual	1,000.00	808.00	6.02	1.32
Hypothetical	1,000.00	1,018.55	6.72	1.32
Select Class
Actual	1,000.00	810.30	3.74	0.82
Hypothetical	1,000.00	1,021.07	4.18	0.82

International Opportunities Fund
Class A
Actual	1,000.00	830.50	5.91	1.28
Hypothetical	1,000.00	1,018.75	6.51	1.28
Class B
Actual	1,000.00	827.90	8.20	1.78
Hypothetical	1,000.00	1,016.23	9.05	1.78
Class C
Actual	1,000.00	828.00	8.20	1.78
Hypothetical	1,000.00	1,016.23	9.05	1.78
R6 Class
Actual	1,000.00	831.60	3.55	0.77
Hypothetical	1,000.00	1,021.32	3.92	0.77
Institutional Class
Actual	1,000.00	831.60	4.06	0.88
Hypothetical	1,000.00	1,020.77	4.48	0.88
Select Class
Actual	1,000.00	831.10	4.75	1.03
Hypothetical	1,000.00	1,020.01	5.24	1.03

International Value Fund
Class A
Actual	1,000.00	822.60	6.11	1.33
Hypothetical	1,000.00	1,018.50	6.77	1.33
Class B
Actual	1,000.00	820.70	8.40	1.83
Hypothetical	1,000.00	1,015.98	9.30	1.83
Class C
Actual	1,000.00	820.20	8.40	1.83
Hypothetical	1,000.00	1,015.98	9.30	1.83
Class R2
Actual	1,000.00	821.30	7.25	1.58
Hypothetical	1,000.00	1,017.24	8.03	1.58

OCTOBER 31, 2011	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	145

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning Account Value, May 1, 2011	Ending Account Value, October 31, 2011	Expenses Paid During May 1, 2011 to October 31, 2011*	Annualized Expense Ratio
International Value Fund (continued)
R6 Class
Actual	$1,000.00	$824.60	$3.82	0.83%
Hypothetical	1,000.00	1,021.02	4.23	0.83
Institutional Class
Actual	1,000.00	1,176.10	5.10	0.93
Hypothetical	1,000.00	1,020.52	4.74	0.93
Select Class
Actual	1,000.00	823.60	4.96	1.08
Hypothetical	1,000.00	1,019.76	5.50	1.08

Intrepid International Fund
Class A
Actual	1,000.00	821.90	6.89	1.50
Hypothetical	1,000.00	1,017.64	7.63	1.50
Class C
Actual	1,000.00	820.10	9.18	2.00
Hypothetical	1,000.00	1,015.12	10.16	2.00
Class R2
Actual	1,000.00	821.30	8.03	1.75
Hypothetical	1,000.00	1,016.38	8.89	1.75
Institutional Class
Actual	1,000.00	824.20	4.60	1.00
Hypothetical	1,000.00	1,020.16	5.09	1.00
Select Class
Actual	1,000.00	822.90	5.74	1.25
Hypothetical	1,000.00	1,018.90	6.36	1.25

*	Expenses are equal to the Funds’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

146	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2011

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited)

The Board of Trustees meets regularly throughout the year and considers factors that are relevant to its annual consideration of investment advisory agreements at each meeting. The Board of Trustees has established various standing committees, composed of Trustees with diverse backgrounds, to which the Board of Trustees has assigned specific subject matter responsibilities to further enhance the effectiveness of the Board’s oversight and decision making. The Board of Trustees and its investment subcommittees (money market and alternative products, equity, and fixed income) also meet for the specific purpose of considering advisory contract annual renewals. The Board of Trustees held meetings in person in June and August 2011, at which the Trustees considered the continuation of each of the investment advisory agreements for the Funds whose annual report is contained herein (each an “Advisory Agreement” and collectively, the “Advisory Agreements”). At the June meeting, the Board’s investment subcommittees met to review and consider performance, expense and related information for the J.P. Morgan Funds. Each investment subcommittee reported to the full Board, which then considered the investment subcommittee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreements or any of their affiliates, approved the continuation of each Advisory Agreement on August 25, 2011.

The Trustees, as part of their review of the investment advisory arrangements for the J.P. Morgan Funds, considered and reviewed performance and other information received from the Advisor on a regular basis over the course of the year, as well as information specifically prepared for their annual review. This information included the Funds’ performance compared to the performance of the Funds’ peers and benchmarks and analyses by the Advisor of the Funds’ performance. In addition, the Trustees have engaged an independent consultant to report on the performance of certain J.P. Morgan Funds at each of the Trustees’ regular meetings. The Advisor also periodically provides comparative information regarding the Funds’ expense ratios and those of the peer groups. In addition, in preparation for the June and August meetings, the Trustees requested, received and evaluated extensive materials from the Advisor, including, with respect to certain J.P. Morgan Funds, performance and expense information compiled by Lipper Inc. (“Lipper”), an independent provider of investment company data. The independent consultant also provided additional analyses of the performance of the Funds in connection with the Trustees’ review of the investment advisory arrangements. Prior to voting, the Trustees reviewed the proposed approval of the Advisory Agreements with representatives of the Advisor and with counsels to the Trusts and independent Trustees and received a memorandum from independent counsel to the Trustees discussing the legal standards for their consideration of the proposed approval. The Trustees also discussed the proposed approvals in executive sessions with counsels to the Trusts and independent Trustees at which no representatives of the Advisor were present. Set forth below is a summary of the material factors evaluated by the Trustees in determining whether to approve each Advisory Agreement.

In their deliberations, there was a comprehensive consideration of the information received by the Trustees. Each Trustee attributed different weights to the various factors and no factor alone was considered determinative. From year to year, the Trustees consider and place emphasis on relevant information in light of changing circumstances in market and economic conditions. The Trustees determined that the compensation to be received by the Advisor from each Fund under the applicable Advisory Agreement was fair and reasonable and that the continuance of the investment advisory contract was in the best interests of each Fund and its shareholders.

The factors summarized below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Advisor

The Trustees received and considered information regarding the nature, extent and quality of the services provided to each Fund under the Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Advisor’s senior management and the expertise of, and the amount of attention given to each Fund by, investment personnel of the Advisor. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of each Fund and the infrastructure supporting the team. The Trustees also considered information provided by the Advisor and JPMorgan Distribution Services, Inc. (“JPMDS”) about the structure and distribution strategy of each Fund. The Trustees also reviewed information relating to the Advisor’s risk governance model and reports showing the Advisor’s ongoing compliance processes and structures. The quality of the administrative services provided by JPMorgan Funds Management, Inc. (“JPMFM”), an affiliate of the Advisor, was also considered.

The Board of Trustees also considered its knowledge of the nature and quality of the services provided by the Advisor to the Funds gained from their experience as Trustees of the Funds. In addition, they considered the overall reputation and capabilities of the Advisor and its affiliates, the commitment of the Advisor to provide high quality service to the Funds, their overall confidence in the Advisor’s integrity and the Advisor’s responsiveness to questions or concerns raised by them, including the Advisor’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to each Fund.

OCTOBER 31, 2011	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	147

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited) (continued)

Based on these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Funds by the Advisor.

Costs of Services Provided and Profitability to the Advisor and its Affiliates

The Trustees received and considered information regarding the profitability to the Advisor and its affiliates in providing services to each of the Funds. The Trustees reviewed and discussed this data. The Trustees recognized that this data is not audited and represents the Advisor’s determination of its and its affiliates revenues from the contractual services provided to the Funds, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Advisor. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based on their review, the Trustees concluded that the profitability to the Advisor under each of the Advisory Agreements was not unreasonable in light of the services and benefits provided to each Fund.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fallout” or ancillary benefits received by the Advisor and its affiliates as a result of their relationship with the Funds. The Board considered that the Advisor does not currently use third-party soft dollar arrangements with respect to securities transactions it executes for these Funds.

The Trustees also considered that JPMFM and JPMDS, affiliates of the Advisor, earn fees from the Funds for providing administrative and shareholder services. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the Funds’ distributor and that these fees are in turn generally paid to financial intermediaries that sell the Funds, including financial intermediaries that are affiliates of the Advisor. The Trustees also considered the fees paid to JPMorgan Chase Bank, N.A. (“JPMCB”) for custody and fund accounting, securities lending and other related services. The Trustees also considered that the Funds are not currently engaged in securities lending.

Economies of Scale

The Trustees noted that the proposed investment advisory fee schedule for each Fund does not contain breakpoints. The

Trustees considered whether it would be appropriate to add advisory fee breakpoints and the Trustees concluded that the current fee structure was reasonable in light of the fee waivers and expense limitations that the Advisor has in place that serve to limit the overall net expense ratio at competitive levels. The Trustees also recognized that the fee schedule for the administrative services provided by JPMFM does include a fee breakpoint, which is tied to the overall level of non-money market fund assets excluding certain funds-of-funds, as applicable, advised by the Advisor, and that the Funds would benefit from that breakpoint. The Trustees concluded that shareholders benefited from the lower expense ratios which resulted from these factors.

Independent Written Evaluation of the Funds’ Senior Officer/Chief Compliance Officer

The Trustees noted that, upon their direction, the Senior Officer for the International Equity Fund and International Equity Index Fund had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. The Trustees considered the Senior Officer’s report in determining whether to continue the Advisory Agreements.

The Trustees noted that, upon their direction, the Chief Compliance Officer for the Emerging Economies Fund, Emerging Markets Equity Fund, Global Opportunities Fund, International Opportunities Fund, International Value Fund and Intrepid International Fund had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. The Trustees considered the written evaluation in determining whether to continue the Advisory Agreements.

Fees Relative to Advisor’s Other Clients

The Trustees received and considered information about the nature and extent of investment advisory services and fee rates offered to other clients of the Advisor for investment management styles substantially similar to that of each Fund. The Trustees also considered the complexity of investment management for the Funds relative to the Advisor’s other clients and the differences in the nature and extent of the services provided to the different clients. The Trustees concluded that the fee rates charged to each Fund in comparison to those charged to the Advisor’s other clients were reasonable.

Investment Performance

The Trustees received and considered absolute and/or relative performance for the Funds in a report prepared by Lipper. The Trustees considered the total return performance information, which included the ranking of the Funds within a performance universe made up of funds with the same Lipper investment classification and objective (the “Universe Group”) by total return for applicable one-, three- and five-year periods. The

148	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2011

Trustees reviewed a description of Lipper’s methodology for selecting mutual funds in each Fund’s Universe Group. The Lipper materials provided to the Trustees highlighted information with respect to certain representative classes to assist the Trustees in their review. As part of this review, the Trustees also reviewed each Fund’s performance against its benchmark and considered the performance information provided for the Funds at regular Board meetings by the Advisor and the independent consultant and also considered the special analysis that was prepared by the independent consultant. The Lipper performance data noted by the Trustees as part of their review and the determinations made by the Trustees with respect to each Fund’s performance for certain representative classes are summarized below:

The Trustees noted that the Emerging Economies Fund’s performance was in the first quintile for both Class A and Select Class shares for the one-year period ended December 31, 2010, and that the independent consultant indicated that the overall performance was attractive. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and other factors, concluded that the performance was reasonable.

The Trustees noted that the Emerging Markets Equity Fund’s performance was in the third, second and second quintiles for Class A shares and in the third, second and first quintiles for Select Class shares for the one-, three- and five-year periods ended December 31, 2010, respectively, and that the independent consultant indicated that the overall performance was satisfactory. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and other factors, concluded that the performance was reasonable.

The Trustees noted that the Global Opportunities Fund’s performance was in the third quintile for Class A shares for each of the one- and three-year periods ended December 31, 2010, and in the second and third quintile for Select Class shares for the one- and three-year periods ended December 31, 2010, respectively, and that the independent consultant indicated that the overall performance was attractive. The Trustees also noted that effective November 1, 2011, the Fund would change its name, investment objective and investment strategies. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and other factors, concluded that the performance was reasonable.

The Trustees noted that the International Equity Fund’s performance was in the fourth, first and second quintiles for both Class A and Select Class shares for the one-, three-, and five-year periods ended December 31, 2010, respectively, and that the independent consultant indicated that overall performance was attractive. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and other factors, concluded that the performance was reasonable.

The Trustees noted that the International Equity Index Fund’s performance was in the fifth, fourth and third quintiles for Class A shares and in the fifth, third and third quintiles for Select Class shares for the one-, three- and five-year periods ended December 31, 2010, respectively, and that the independent consultant indicated that the overall performance was satisfactory. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and concluded that they were satisfied with the Advisor’s analysis of the Fund’s performance, however, they requested that the Advisor provide additional Fund performance information to be reviewed with members of the money market and alternative products subcommittee at each of their regular meetings over the course of the next year.

The Trustees noted that the International Opportunities Fund’s performance was in the second quintile for Class A shares for each of the one-, three-, and five-year periods ended December 31, 2010, and in the second, first and first quintiles for Select Class shares for the one-, three- and five-year periods ended December 31, 2010, respectively, and that the independent consultant indicated that the overall performance was attractive. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and other factors, concluded that the performance was reasonable.

The Trustees noted that the International Value Fund’s performance was in the first, second and first quintiles for both Class A and Select Class shares for the one-, three- and five- year periods ended December 31, 2010, respectively, and that the independent consultant indicated that the overall performance needed enhancement. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and other factors, concluded that the performance was reasonable.

The Trustees noted that the Intrepid International Fund’s performance was in the first, fourth and fourth quintiles for Class A shares for the one-, three- and five- year periods ended December 31, 2010, respectively, and in the first and third quintiles for Select Class shares for the one- and three-year periods ended December 31, 2010, respectively, and that the independent consultant indicated that the overall performance was satisfactory. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and concluded that they were satisfied with the Advisor’s analysis of the Fund’s performance, however, they requested that the Fund’s Advisor provide additional Fund performance information to be reviewed with members of the equity subcommittee at each of their regular meetings over the course of the next year.

OCTOBER 31, 2011	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	149

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited) (continued)

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate paid by each Fund to the Advisor and compared that rate to the information prepared by Lipper concerning management fee rates paid by other funds in the same Lipper category as each Fund. The Trustees recognized that Lipper reported each Fund’s management fee rate as the combined contractual advisory fee and the administration fee rates. The Trustees also reviewed information about other expenses and the expense ratios for each Fund. The Trustees considered the fee waiver and/or expense reimbursement arrangements currently in place for each Fund and considered the net advisory fee rate after taking into account any waivers and/or reimbursements. Additionally, with regard to Global Opportunities Fund, the Trustees considered the expense caps that would become effective November 1, 2011. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Trustees’ determination as a result of the review of each Fund’s advisory fees and expense ratios for certain representative classes are summarized below:

The Trustees noted that the Emerging Economies Fund’s net advisory fee for both Class A and Select Class shares was in the first quintile, and that the actual total expenses for Class A and Select Class shares were in the third and fourth quintiles, respectively, of their Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was reasonable.

The Trustees noted that the Emerging Markets Equity Fund’s net advisory fee for both Class A and Select Class shares was in the third quintile, and that the actual total expenses for both Class A and Select Class shares were in the fourth quintile, of their Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was reasonable.

The Trustees noted that the Global Opportunities Fund’s net advisory fee for both Class A and Select Class shares was in the first quintile, and that the actual total expenses for both Class A and Select Class shares were in the third quintile, of their Universe Group. The Trustees noted that, effective November 1, 2011, upon the change of the Fund’s investment strategies, the contractual advisory fee for the Fund would be reduced. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was reasonable.

The Trustees noted that the International Equity Fund’s net advisory fee for Class A and Select Class shares were in the first and second quintiles, respectively, and that actual total expenses for Class A and Select Class shares were in the first and second quintiles, respectively, of their Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fees were reasonable.

The Trustees noted that the International Equity Index Fund’s net advisory fee for both Class A and Select Class shares was in the fifth quintile and that the actual total expenses for both Class A and Select Class shares were in the fourth quintile of their Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was reasonable.

The Trustees noted that the International Opportunities Fund’s net advisory fee for Class A and Select Class shares was in the first and second quintiles, respectively, and that the actual total expenses for Class A and Select Class shares were in the first and second quintiles, respectively, of their Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fees were reasonable.

The Trustees noted that the International Value Fund’s net advisory fee for both Class A and Select Class shares was in the second quintile, and that the actual total expenses for Class A and Select Class shares were in the second and third quintiles, respectively, of their Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was reasonable.

The Trustees noted that the Intrepid International Fund’s net advisory fee for Class A and Select Class shares was in the second and third quintiles, respectively, and that the actual total expenses for Class A and Select Class shares were in the second and third quintiles, respectively, of their Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fees were reasonable.

150	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2011

TAX LETTER

(Unaudited)

Certain tax information for the J.P. Morgan Funds is required to be provided to shareholders based upon the Funds’ income and distributions for the taxable year ended October 31, 2011. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2011. The information necessary to complete your income tax returns for the calendar year ending December 31, 2011 will be received under separate cover.

Dividend Received Deductions (DRD)

The following represents the percentage of ordinary income distributions eligible for the 70% dividend received deduction for corporate rate shareholders for the fiscal year ended October 31, 2011:

Dividend Received Deduction
Emerging Economies Fund	44.61%
Global Equity Income Fund	39.11
Global Opportunities Fund	42.79

Qualified Dividend Income (QDI)

For the fiscal year ended October 31, 2011, certain dividends paid by the Funds may be subject to a maximum tax rate of 15%. The following represents the amount of ordinary income distributions treated as qualified dividends (amounts in thousands):

Qualified Dividend Income
Emerging Economies Fund	$107
Emerging Markets Equity Fund	9,586
Global Equity Income Fund	69
Global Opportunities Fund	58
International Equity Fund	12,839
International Equity Index Fund	12,749
International Opportunities Fund	4,699
International Value Fund	30,236
Intrepid International Fund	3,055

Foreign Source Income and Foreign Tax Credit Pass Through

For the fiscal year ended October 31, 2011, the Funds intend to elect to pass through to shareholders the income tax credit for taxes paid to foreign countries. Gross income and foreign tax expenses are as follows (amounts in thousands):

	Gross Income	Foreign Tax Pass Through
Emerging Economies Fund	$5,567	$436
Emerging Markets Equity Fund	28,693	1,833
Global Equity Income Fund	75	10
Global Opportunities Fund	89	9
International Equity Fund	19,880	1,578
International Equity Index Fund	21,095	2,497
International Opportunities Fund	12,266	1,097
International Value Fund	65,595	5,444
Intrepid International Fund	5,892	490

The pass-through of the foreign tax credit will only affect those persons who are shareholders on the dividend record date in December, 2011. These shareholders will receive more detailed information along with their 2011 Form 1099-DIV.

OCTOBER 31, 2011	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	151

Rev. January 2011

FACTS	WHAT DOES J.P. MORGAN FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

¡   Social Security number and account balances

¡   transaction history and account transactions

¡   checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons J.P. Morgan Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does J.P. Morgan Funds share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-800-480-4111 or go to www.jpmorganfunds.com

Who we are
Who is providing this notice?	J.P. Morgan Funds

What we do
How does J.P. Morgan Funds protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We authorize our employees to access your information only when they need it to do their work and we require companies that work for us to protect your information.
How does J.P. Morgan Funds collect my personal information?

We collect your personal information, for example, when you:

¡   open an account or provide contact information

¡   give us your account information or pay us by check

¡   make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

¡   sharing for affiliates’ everyday business purposes – information about your creditworthiness

¡   affiliates from using your information to market to you

¡   sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ¡ J.P. Morgan Funds does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ¡ J.P. Morgan Funds does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ¡ J.P. Morgan Funds doesn’t jointly market.

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and a description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Advisor. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management business of JPMorgan Chase & Co. Those businesses include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase & Co., 2011. All rights reserved. October 2011.	AN-INTEQ-1011

ITEM 2. CODE OF ETHICS.

Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 12(a)(1), unless the registrant has elected to satisfy paragraph (f) of this Item by positing its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or third party, that relates to one or more items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer and principal financial officer. There were no amendments to the code of ethics or waivers granted with respect to the code of ethics in the period covered by the report.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)  (1) Disclose that the registrant’s board of directors has determined that the registrant either:

(i) Has at least one audit committee financial expert serving on its audit committee; or

(ii) Does not have an audit committee financial expert serving on its audit committee.

The Registrant’s Board of Trustees has determined that the Registrant has at least one audit committee financial expert serving on its audit committee. The Securities and Exchange Commission has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liabilities that are greater than the duties, obligations and liabilities imposed on such person as a member of the Audit Committee and the Board of Trustees in the absence of such designation or identification.

(2) If the registrant provides the disclosure required by paragraph (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is “independent.” In order to be considered “independent” for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee:

(i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

(ii) Be an “interested person” of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

The audit committee financial expert is William Armstrong. He is not an “interested person” of the Registrant and is also “independent” as defined by the U.S. Securities and Exchange Commission for purposes of audit committee financial expert determinations.

(3) If the registrant provides the disclosure required by paragraph (a)(1)(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption Audit Fees, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

AUDIT FEES

2011 – $37,400

2010 – $37,000

(b) Disclose, under the caption Audit-Related Fees, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

AUDIT-RELATED FEES

2011 – $18,730

2010 – $16,900

Audit-related fees consists of semi-annual financial statement reviews and security count procedures performed as required under Rule 17f-2 of the Investment Company Act of 1940 during the Registrant’s fiscal year.

(c) Disclose, under the caption Tax Fees, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

TAX FEES

2011 – $8,650

2010 – $8,700

The tax fees consist of fees billed in connection with preparing the federal regulated investment company income tax returns for the Registrant for the tax years ended October 31, 2011 and 2010, respectively.

For the last fiscal year, no tax fees were required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(d) Disclose, under the caption All Other Fees, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

ALL OTHER FEES

2011 – Not applicable

2010 – Not applicable

(e) (1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Pursuant to the Registrant’s Audit Committee Charter and written policies and procedures for the pre-approval of audit and non-audit services (the “Pre-approval Policy”), the Audit Committee pre-approves all audit and non-audit services performed by the Registrant’s independent public registered accounting firm for the Registrant. In addition, the Audit Committee pre-approves the auditor’s engagement for non-audit services with the Registrant’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and any Service Affiliate in accordance with paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, if the engagement relates directly to the operations and financial reporting of the Registrant. Proposed services may be pre-approved either 1) without consideration of specific case-by-case services or 2) require the specific pre-approval of the Audit Committee. Therefore, initially the Pre-approval Policy listed a number of audit and non-audit services that have been approved by the Audit Committee, or which were not subject to pre-approval under the transition provisions of Sarbanes-Oxley Act of 2002 (the “Pre-approval List”). The Audit Committee annually reviews and pre-approves the services included on the Pre-approval List that may be provided by the independent public registered accounting firm without obtaining additional specific pre-approval of individual services from the Audit Committee. The Audit Committee adds to, or subtracts from, the list of general pre-approved services from time to time, based on subsequent determinations. All other audit and non-audit services not on the Pre-approval List must be specifically pre-approved by the Audit Committee.

One or more members of the Audit Committee may be appointed as the Committee’s delegate for the purposes of considering whether to approve such services. Any pre-approvals granted by the delegate will be reported, for informational purposes only, to the Audit Committee at its next scheduled meeting. The Audit Committee’s responsibilities to pre-approve services performed by the independent public registered accounting firm are not delegated to management.

(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

2011 – 0.0%

2010 – 0.0%

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

None.

(g) Disclose the aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

The aggregate non-audit fees billed by the independent registered public accounting firm for services rendered to the Registrant, and rendered to Service Affiliates, for the last two calendar year ends were:

2010 – $31.8 million

2009 – $25.8 million

These amounts also include the aggregate non audit fees billed by the Independent Registered Public Accounting firm for services rendered to J.P. Morgan Chase & Co. (“JPMC”) and certain related entities.

(h) Disclose whether the registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

The Registrant’s Audit Committee has considered whether the provision of the non-audit services that were rendered to Service Affiliates that were not pre-approved (not requiring pre-approval) is compatible with maintaining the independent public registered accounting firm’s independence. All services provided by the independent public registered accounting firm to the Registrant or to Service Affiliates that were required to be pre-approved were pre-approved as required.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17CFR 240.10A-3(d)) regarding an exemption from the listing standards for all audit committees.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

File Schedule I – Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in Section 210.12-12 of Regulation S-X, unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Included in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company’s investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company’s investment adviser, or any other third party, that the company uses, or that are used on the company’s behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any “affiliated purchaser,” as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant’s equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.

No material changes to report.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant’s principal executive and principal financial officers, or persons performing similar functions, regarding the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The Registrant’s principal executive and principal financial officers have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) Disclose any change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

There were no changes in the Registrant’s internal control over financial reporting that occurred during the last fiscal quarter covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)	File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

Code of Ethics applicable to its Principal Executive and Principal Financial Officers pursuant to Section 406 of the Sarbanes-Oxley Act of 2002 attached hereto.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2).

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 are attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.

Not applicable.

(b) A separate or combined certification for each principal executive officer and principal officer of the registrant as required by Rule 30a-2(b) under the Act of 1940.

Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

JPMorgan Trust II

By:	/s/ Patricia A. Maleski
Patricia A. Maleski
President and Principal Executive Officer January 4, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Patricia A. Maleski
Patricia A. Maleski
President and Principal Executive Officer
January 4, 2012

By:	/s/ Joy C. Dowd
Joy C. Dowd
Treasurer and Principal Financial Officer
January 4, 2012